Exhibit 10.53

Universal Orlando

401(k) Retirement Plan

Table of Contents

Article 1     - 1 -

Definitions     - 1 -

1.1     ACP Test     - 1 -
1.2     ACP Safe Harbor Matching Contribution     - 1 -
1.3     ACP Safe Harbor Matching Contribution Account     - 1 -
1.4     Actual Contribution Percentage     - 1 -
1.5     Actual Contribution Percentage Test     - 1 -
1.6     Actual Deferral Percentage.     - 2 -
1.7     Actual Deferral Percentage Test     - 2 -
1.8     Administrator     - 2 -
1.9     Adopting Employer     - 2 -
1.10     ADP Safe Harbor Contribution     - 2 -
1.11     ADP Safe Harbor Matching Contribution     - 2 -
1.12     ADP Safe Harbor Matching Contribution Account     - 3 -
1.13     ADP Safe Harbor Non-Elective Contribution     - 3 -
1.14     ADP Safe Harbor Non-Elective Contribution Account     - 3 -
1.15     ADP Test     - 3 -
1.16     Affiliated Employer     - 4 -
1.17     Age     - 4 -
1.18     Aggregate Normal Allocation Rate     - 4 -
1.19     Allocation Period     - 4 -
1.20     Allocation Rate     - 4 -
1.21     Anniversary Date     - 4 -
1.22     Annuity Starting Date     - 4 -
1.23     Annual Additions     - 5 -
1.24     Applicable Contribution Rate     - 5 -
1.25     Applicable Plan Year     - 5 -
1.26     Beneficiary     - 5 -
1.27     Benefiting Participant     - 5 -
1.28     Break in Service     - 5 -
1.29     Broadly Available Allocation Rates     - 6 -
1.30     Broadly Available Separate Plans     - 6 -
1.31     Cash of Deferred Contribution     - 6 -
1.32     Catch-Up Contribution     - 6 -
1.33     Catch-Up Contribution Limit     - 6 -
1.34     Code     - 6 -
1.35     Code §3401 Compensation     - 7 -
1.36     Code §401(a)(17) Compensation Limit     - 7 -
1.37     Code §414(s) Compensation     - 7 -
1.38     Code §415(c)(3) Compensation     - 7 -
1.39     Committee     - 8 -
1.40     Compensation     - 8 -
1.41     Compensation Determination Period     - 8 -
1.42     Contribution Percentage     - 8 -
1.43     Contribution Percentage Amounts     - 9 -
1.44     Counting of Hours Method     - 11 -
1.45     Current Year Testing Method     - 11 -
1.46     Deemed Code §125 Compensation     - 11 -
1.47     Designated Beneficiary     - 11 -
1.48     Determination Date     - 11 -
1.49     Disability     - 11 -
1.50     Distribution Calendar Year     - 11 -
1.51     Early Retirement Age     - 11 -
1.52     Earned Income     - 12 -
1.53     Elective Deferral     - 12 -
1.54     Eligibility Computation Period     - 12 -
1.55     Eligible Employee     - 12 -
1.56     Employee     - 12 -
1.57     Employee Contribution     - 12 -
1.58     Employer     - 13 -
1.59     Employment Commencement Date     - 13 -
1.60     Equivalent Accrued Rate     - 13 -
1.61     ERISA     - 13 -
1.62     Excess Annual Additions     - 13 -
1.63     Excess Aggregate Contributions     - 13 -
1.64     Excess Contributions     - 14 -
1.65     Excess Elective Deferrals     - 14 -
1.66     401(k) Plan     - 14 -
1.67     401(m) Plan     - 14 -
1.68     Fiscal Year     - 14 -
1.69     Forfeiture     - 14 -
1.70     Forfeiture Account     - 14 -
1.71     Form W-2 Compensation     - 14 -
1.72     Gradually Increasing Age or Service Schedule     - 15 -
1.73     HCE     - 15 -
1.74     Highly Compensated Employee     - 15 -
1.75     Hour of Service     - 16 -
1.76     Hypothetical Entry Date     - 16 -
1.77     Immediately Distributable     - 16 -
1.78     Independent Contractor     - 17 -
1.79     Key Employee     - 17 -
1.80     Leased Employee     - 17 -
1.81     Life Expectancy     - 18 -
1.82     Limitation Year     - 18 -
1.83     Matching Contribution     - 18 -
1.84     Matching Contribution Account     - 18 -
1.85     Matching Rate     - 18 -
1.86     Maternity or Paternity Leave     - 18 -
1.87     Minimum Aggregate Allocation Gateway     - 18 -
1.88     Minimum Allocation Gateway     - 19 -
1.89     Named Fiduciary     - 20 -
1.90     NHCE     - 20 -
1.91     Non-Elective Contribution     - 20 -
1.92     Non-Highly Compensated Employee     - 20 -
1.93     Non-Key Employee     - 20 -
1.94     Non-Safe Harbor 401(k) Plan     - 20 -
1.95     Non-Safe Harbor 401(m) Plan     - 20 -
1.96     Non-Safe Harbor Matching Contribution     - 20 -
1.97     Non-Safe Harbor Matching Contribution Account     - 20 -
1.98     Non-Safe Harbor Non-Elective Contribution     - 20 -
1.99     Non-Safe Harbor Non-Elective Contribution Account     - 20 -
1.100     Normal Accrual Rate     - 21 -
1.101     Normal Form of Distribution     - 21 -
1.102     Normal Retirement Age     - 21 -
1.103     Normal Retirement Date     - 21 -
1.104     Otherwise Excludable Participant     - 21 -
1.105     Optional Form of Distribution     - 21 -
1.106     Participant     - 21 -
1.107     Participant's Account     - 21 -
1.108     Participant's Account Balance     - 21 -
1.109     Permissive Aggregation Group     - 22 -
1.110     Plan     - 22 -
1.111     Plan Year     - 22 -
1.112     Policy     - 22 -
1.113     Post-Severance Compensation     - 22 -
1.114     Pre-Tax Elective Deferral     - 22 -
1.115     Pre-Tax Elective Deferral Account     - 22 -
1.116     Primarily Defined Benefit in Character     - 22 -
1.117     Prior Year Testing Method     - 22 -
1.118     QJSA     - 22 -
1.119     QMAC     - 22 -
1.120     QMAC Account     - 22 -
1.121     QNEC     - 22 -
1.122     QNEC Account     - 23 -
1.123     QPSA     - 23 -
1.124     Qualified Joint and Survivor Annuity     - 23 -
1.125     Qualified Matching Contribution     - 23 -
1.126     Qualified Matching Contribution Account     - 23 -
1.127     Qualified Non-Elective Contribution     - 23 -
1.128     Qualified Non-Elective Contribution Account     - 24 -
1.129     Qualified Pre-Retirement Survivor Annuity     - 24 -
1.130     Reemployment Commencement Date     - 24 -
1.131     Regulation     - 24 -
1.132     Representative Contribution Rate     - 24 -
1.133     Representative Matching Rate     - 24 -
1.134     Required Aggregation Group     - 25 -
1.135     Required Beginning Date     - 25 -
1.136     Rollover     - 25 -
1.137     Rollover Contribution     - 25 -
1.138     Rollover Contribution Account     - 25 -
1.139     Rollover Participant     - 26 -
1.140     Roth Elective Deferral     - 26 -
1.141     Roth Elective Deferral Account     - 26 -
1.142     Rule of Parity     - 26 -
1.143     Safe Harbor Code §415 Compensation     - 26 -
1.144     Safe Harbor 401(k) Contribution     - 27 -
1.145     Safe Harbor 401(k) Plan     - 27 -
1.146     Safe Harbor 401(m) Plan     - 27 -
1.147     Safe Harbor Notice     - 27 -
1.148     Safe Harbor Participant     - 27 -
1.149     Self-Employed Individual     - 27 -
1.150     Service     - 27 -
1.151     Sponsoring Employer     - 27 -
1.152     Spousal     - 27 -
1.153     Spouse     - 27 -
1.154     Statutory Code §415 Compensation     - 27 -
1.155     Terminated (or Terminates) Employment     - 28 -
1.156     Terminated Participant     - 28 -
1.157     Termination of Employment     - 28 -
1.158     Top Heavy     - 28 -
1.159     Top Heavy Minimum Allocation     - 29 -
1.160     Top Heavy Ratio     - 29 -
1.161     Transfer Contribution     - 30 -
1.162     Transfer Contribution Account     - 30 -
1.163     Trustee     - 30 -
1.164     Trust (or Trust Fund)     - 30 -
1.165     Valuation Calendar Year     - 30 -
1.166     Valuation Date     - 30 -
1.167     Vested Aggregate Account     - 31 -
1.168     Vested, Vested Interest or Vesting     - 31 -
1.169     Vesting Computation Period     - 31 -
1.170     Voluntary Employee Contribution     - 31 -
1.171     Voluntary Employee Contribution Account     - 31 -
1.172     Year of Service     - 31 -

Article 2     - 33 -

Plan Participation     - 33 -

2.1     Eligibility and Entry Date Requirements     - 33 -
2.2     Waiver of Participation     - 34 -
2.3     Reemployment After Termination     - 34 -

Article 3     - 35 -

Contributions and Allocations     - 35 -

3.1     General Contribution and Allocation Provisions     - 35 -
3.2     Elective Deferrals     - 36 -
3.3     Non-Safe Harbor Matching Contributions     - 38 -
3.4     Non-Safe Harbor Non-Elective Contributions     - 38 -
3.5     Qualified Matching Contributions     - 38 -
3.6     Qualified Non-Elective Contributions     - 38 -
3.7     Safe Harbor 401(k) Contributions     - 39 -
3.8     Rollover Contributions     - 40 -
3.9     Voluntary Employee Contributions     - 40 -
3.10     Allocation of Earnings and Losses     - 40 -
3.11     Forfeitures and Their Usage     - 40 -
3.12     Top Heavy Minimum Allocation     - 41 -
3.13     Failsafe Allocation     - 42 -
3.14     Actual Deferral Percentage Test and Correction     - 42 -
3.15     Actual Contribution Percentage Test and Correction     - 45 -
3.16     ADP Safe Harbor Contributions     - 47 -
3.17     ACP Safe Harbor Contributions     - 51 -
3.18     General Non-Discrimination Test Requirements     - 53 -
3.19     Annual Overall and Cumulative Permitted Disparity Limit     - 53 -
3.20     Deemed IRA Contributions     - 55 -

Article 4     - 56 -

Plan Benefits     - 56 -

4.1     Benefit Upon Normal Retirement     - 56 -
4.2     Benefit Upon Late Retirement     - 56 -
4.3     Benefit Upon Death     - 56 -
4.4     Benefit Upon Disability     - 56 -
4.5     Benefit Upon Termination of Employment     - 56 -
4.6     Determination of Vested Interest     - 56 -

Article 5     - 58 -

Distribution of Benefits     - 58 -

5.1     Distribution of Benefit Upon Retirement     - 58 -
5.2     Distribution of Benefit Upon Death     - 58 -
5.3     Distribution of Benefit Upon Disability     - 59 -
5.4     Distribution of Benefit Upon Termination of Employment     - 60 -
5.5     Mandatory Cash-Out of Benefits     - 60 -
5.6     Restrictions on Immediate Distributions     - 60 -
5.7     Accounts of Rehired Participants     - 61 -
5.8     Spousal Consent Requirements     - 63 -
5.9     Required Minimum Distributions     - 65 -
5.10     Statutory Commencement of Benefits     - 67 -
5.11     Earnings Before Benefit Distribution     - 68 -
5.12     Distribution in the Event of Legal Incapacity     - 68 -
5.13     Missing Payees and Unclaimed Benefits     - 68 -
5.14     Direct Rollovers     - 68 -
5.15     Distribution of Property     - 70 -
5.16     Financial Hardship Distributions     - 70 -
5.17     Pre-Retirement Distributions     - 70 -
5.18     Distribution of Excess Elective Deferrals     - 71 -
5.19     Distribution of Excess Contributions     - 71 -
5.20     Distribution of Excess Aggregate Contributions     - 73 -
5.21     Distribution of Rollover Contributions     - 74 -
5.22     Distribution of Transfer Contributions     - 75 -
5.23     Distribution of Voluntary Employee Contributions     - 76 -

Article 6     - 77 -

Code § 415 Limitations     - 77 -

6.1     Maximum Annual Additions     - 77 -
6.2     Adjustments to Maximum Annual Addition     - 77 -
6.3     Multiple Plans and Multiple Employers     - 77 -
6.4     Adjustment for Excessive Annual Additions     - 77 -

Article 7     - 79 -

Loans, Insurance and Directed Investments     - 79 -

7.1     Loans to Participants     - 79 -
7.2     Insurance on Participants     - 79 -
7.3     Key Man Insurance     - 79 -
7.4     Directed Investment Accounts     - 79 -

Article 8     - 80 -

Duties of the Administrator     - 80 -

8.1     Appointment, Resignation, Removal and Succession     - 80 -
8.2     General Powers and Duties     - 80 -
8.3     Functioning of the Committee     - 80 -
8.4     Multiple Administrators     - 80 -
8.5     Correcting Administrative Errors     - 80 -
8.6     Promulgating Notices and Procedures     - 80 -
8.7     Employment of Agents and Counsel     - 81 -
8.8     Compensation and Expenses     - 81 -
8.9     Claims Procedures     - 81 -
8.10     Qualified Domestic Relations Orders     - 81 -
8.11     Appointment of Investment Manager     - 81 -

Article 9     - 82 -

Trustee Provisions     - 82 -

Article 10     - 83 -

Adopting Employer Provisions     - 83 -

10.1     Plan Contributions     - 83 -
10.2     Plan Amendments     - 83 -
10.3     Plan Expenses     - 83 -
10.4     Employee Transfers     - 83 -
10.5     Multiple Employer Provisions Under Code §413(c)     - 83 -
10.6     Termination of Adoption     - 83 -

Article 11     - 84 -

Amendment, Termination and Merger     - 84 -

11.1     Plan Amendment     - 84 -
11.2     Termination By Sponsoring Employer     - 86 -
11.3     Merger or Consolidation     - 86 -
11.4     Plan-to-Plan Elective Transfers     - 87 -

Article 12     - 88 -

Miscellaneous Provisions     - 88 -

12.1     No Contract of Employment     - 88 -
12.2     Title to Assets     - 88 -
12.3     Qualified Military Service     - 88 -
12.4     Fiduciaries and Bonding     - 88 -
12.5     Severability of Provisions     - 88 -
12.6     Interpretation of the Plan and Trust     - 88 -
12.7     Costs of Legal Action     - 89 -
12.8     Qualified Plan Status     - 89 -
12.9     Mailing of Notices to Administrator, Employer or Trustee     - 89 -
12.10     Participant Notices and Waivers of Notices     - 89 -
12.11     No Duplication of Benefits     - 89 -
12.12     Evidence Furnished Conclusive     - 89 -
12.13     Release of Claims     - 89 -
12.14     Discontinued Contributions     - 89 -
12.15     Multiple Copies of Plan And/or Trust     - 89 -
12.16     Limitation of Liability and Indemnification     - 89 -
12.17     Written Elections and Forms     - 90 -
12.18     Assignment and Alienation of Benefits     - 90 -
12.19     Exclusive Benefit Rule     - 90 -
12.20     Prior Provisions of Amended and Restated Plans     - 90 -
12.21     Dual and Multiple Trusts     - 90 -

Universal Orlando
401(k) Retirement Plan

This Plan is entered into as of the __________ day of ___________________, 200____, by Universal City Development Partners, Ltd d/b/a Universal Orlando (hereafter referred to as the "Sponsoring Employer").

Introduction

The Sponsoring Employer previously established a profit sharing plan which includes a cash or deferred arrangement under Code §401(k) (hereafter referred to as the "Plan"), effective January 1, 1989, which the Sponsoring Employer wishes to amend . Therefore, effective January 1, 2008 (except for those specific provisions that have an earlier effective date), the Sponsoring Employer hereby amends and restates the Plan. This amended and restated Plan is intended to comply with the requirements of the Employee Retirement Income Security Act of 1974 and the Internal Revenue Code of 1986, as amended by subsequent legislation, including The Economic Growth and Tax Relief Reconciliation Act of 2001 and the Job Creation and Workers Assistance Act of 2002, and it is also intended to comply with all applicable rulings and Regulations promulgated thereunder.

Article 1

Definitions

1.1	ACP Test . The term ACP Test means the Actual Contribution Percentage Test.

1.2

ACP Safe Harbor Matching Contribution

. The term ACP Safe Harbor Matching Contribution means an Employer contribution (including an ADP Safe Harbor Matching Contribution) made to this or any other defined contribution plan on behalf of a Participant on account of a Participant's Elective Deferrals and/or a Participant's Employee Contributions made by such Participant under a plan maintained by the Sponsoring Employer, which falls within the requirements of the ACP Safe Harbor as set forth in Code §401(m)(11) and Section 3.17 of the Plan and which is intended to automatically satisfy the requirements of the ACP Test for a Plan Year.

1.3	ACP Safe Harbor Matching Contribution Account . The term ACP Safe Harbor Matching Contribution Account means the account to which a Participant's ACP Safe Harbor Matching Contributions are credited.

1.4

Actual Contribution Percentage

. The term Actual Contribution Percentage means, for a specified group of Participants (either Highly Compensated Employees or Non-Highly Compensated Employees) for a Plan Year, the average of the Contribution Percentages of the "Eligible Participants" in a group. An Actual Contribution Percentage for a specified group of Participants will be calculated to the nearest hundredth of a percentage point. For purposes of this definition, the term "Eligible" Participant" means any Employee (either a Highly Compensated Employee or a Non-Highly Compensated Employee) who is eligible (a) to make a Voluntary Employee Contribution, (b) to make a Mandatory Employee Contribution, (c) to make an Elective Deferral (if the Sponsoring Employer takes such Elective Deferrals into account in the calculation of the Contribution Percentage), (d) to receive a Matching Contribution (including Forfeitures that are contingent upon the Participant making Elective Deferrals or Employee Contributions), or (e) to receive a Qualified Matching Contribution. If an Employee Contribution is required as a condition of participation in the Plan, then any Employee who would be a Participant if such Employee made such a contribution will be treated as an "Eligible Participant" on behalf of whom no Employee Contributions are made.

1.5

Actual Contribution Percentage Test

. The term Actual Contribution Percentage Test means the nondiscrimination test of Section 3.17 that is performed each Plan Year on a Non-Safe Harbor 401(m) Plan. The Plan uses the Current Year Testing Method to apply the Actual Contribution Percentage Test. In any Plan Year, if ACP Safe Harbor Matching Contributions (including, if applicable, ADP Safe Harbor Matching Contributions) satisfy the requirements of Section 3.17 , then the Actual Contribution Percentage Test will be deemed to be satisfied with respect to such ACP Safe Harbor Matching Contributions for that Plan Year. Notwithstanding the foregoing, a Plan that makes ACP Safe Harbor Matching Contributions that satisfy the requirements of Section 3.17 is deemed to have elected the Current Year Testing Method.

1.6

Actual Deferral Percentage.

The term Actual Deferral Percentage means, for a specified group of Participants (either Highly Compensated Employees or Non-Highly Compensated Employees) for a Plan Year, the average of the ratios (calculated separately to the nearest hundredth of a percentage point for each Participant in such group) of (a) the amount of Employer contributions actually paid over to the Trust on behalf of such Participant for the Plan Year to (b) the Code §414(s) Compensation of such Participant for such Plan Year. For purposes of computing Actual Deferral Percentages, an Employee who would be a Participant but for the failure to make Elective Deferrals will be treated as a Participant on whose behalf no Elective Deferrals are made and such Participant's ratio will equal zero (0). An Actual Deferral Percentage for a specified group of Participants will be calculated to the nearest hundredth of a percentage point. Employer contributions actually paid over to the Trust on behalf of such Participant (either a HCE or a NHCE) for the Plan Year will include the following:

(a)

Elective Deferrals. Any Elective Deferrals made pursuant to the Participant's deferral election (including Excess Elective Deferrals of Highly Compensated Employees), but excluding the following: (1) Excess Elective Deferrals of NHCEs that arise solely from Elective Deferrals made under this Plan or plans of this Sponsoring Employer; (2) Elective Deferrals that are treated as Catch-Up Contributions under Code §414(v) because the Elective Deferrals exceed a statutory limit or employer-provided limit (within the meaning of Regulation §1.414(v)–1(b)(1)) for the Plan Year for which the Elective Deferrals were made, or for any other Plan Year; (3) Elective Deferrals that are taken into account in the Actual Contribution Percentage Test (provided the ADP Test is satisfied both with and without the exclusion of these Elective Deferrals); and (4) additional Elective Deferrals that are made pursuant to Code §414(u) by reason of a Participant's qualified military service for the Plan Year for which the contributions are made, or for any other Plan Year.

(b)	QNECs and QMACs. In the discretion of the Sponsoring Employer, Qualified Non-Elective Contributions and Qualified Matching Contributions.

1.7

Actual Deferral Percentage Test

. The term Actual Deferral Percentage Test means the nondiscrimination test of Section 3.14 that is performed each Plan Year on a Non-Safe Harbor 401(k) Plan. The Plan uses the Current Year Testing Method to apply the Actual Deferral Percentage Test. In any Plan Year, if ADP Safe Harbor Contributions satisfy the requirements of Section 3.16 , then the Actual Deferral Percentage Test will be deemed to be satisfied with respect to any Elective Deferrals of that Plan Year. Notwithstanding the foregoing, a Plan that makes ADP Safe Harbor Matching Contributions that satisfy the requirements of Section 3.16 is deemed to have elected the Current Year Testing Method.

1.8

Administrator

. The term Administrator means the Sponsoring Employer unless the Sponsoring Employer appoints another Administrator under Section 8.1 . The term "Administrator" also means a Qualified Termination Administrator ("QTA") charged with the task of holding the assets of an orphan plan as permitted by the Department of Labor. A QTA will be an eligible custodian such as a bank, mutual fund house, or insurance company. Third party record-keepers cannot be QTAs. However, in the case of a one participant-owner only plan, the spouse of a deceased owner can continue to operate the Plan, pursuant to Revenue Procedure 2006-27.

1.9

Adopting Employer

. The term Adopting Employer means any entity which adopts this Plan with the consent of the Sponsoring Employer. In addition to all other terms and conditions in the Plan, Adopting Employers will be, and must comply with, the terms and conditions set forth in Article 10 . An Affiliated Employer is not considered an Adopting Employer unless such Affiliated Employer has specifically adopted the Plan.

1.10	ADP Safe Harbor Contribution . The term ADP Safe Harbor Contribution means an ADP Safe Harbor Matching Contribution and/or an ADP Safe Harbor Non-Elective Contribution.

1.11

ADP Safe Harbor Matching Contribution

. The term ADP Safe Harbor Matching Contribution means an Employer contribution made to this or any other defined contribution plan on behalf of a Participant (a) on account of a Participant's Elective Deferrals made by such Participant under a plan maintained by the Sponsoring Employer, (b) in which a Participant will have a 100% Vested Interest at all times, and (c) which falls within the requirements of the ADP Safe Harbor as set forth in Code §401(k)(12) and Section 3.16 of the Plan and which is intended to automatically satisfy the requirements of the ADP Test and the ACP Test for a Plan Year. ADP Safe Harbor Matching Contributions can be either "Basic" or "Enhanced" as set forth in a Safe Harbor 401(k) Addendum. ADP Safe Harbor Matching Contributions can only be distributed upon the earliest to occur of the following dates: (a) a Participant Terminates Employment (separates from service, for Plan Years beginning before 2002) with the Employer; (b) a Participant dies; (c) a Participant suffers a Disability; (d) an event that is described in Code §401(k)(10) occurs; or (e) a Participant reaches Age 59½ (if on or before such date, a pre-retirement in-service withdrawal of ADP Safe Harbor Matching Contributions is permitted under Section 5.17 ). With respect to clause (d) of the prior sentence, ADP Safe Harbor Matching Contributions can be distributed (in a lump sum only) upon termination of the Plan, so long as the Sponsoring Employer (or an Affiliated Employer) does not maintain an alternative defined contribution plan at any time during the period beginning on the date of Plan termination and ending 12 months after all assets have been distributed from the terminated Plan. However, if at all times during the 24-month period beginning 12 months before the date of Plan's termination, fewer than 2% of the Employees eligible to participate in the 401(k) Plan as of the date of the Plan's termination are eligible to participate in the other defined contribution plan, then the other defined contribution plan is not an alternative defined contribution plan. In addition, a defined contribution plan is not an alternative defined contribution plan if it is an employee stock ownership plan as defined in Code § 4975(e)(7) or Code §409(a), a simplified employee pension as defined in Code §408(k), a SIMPLE IRA plan as defined in Code §408(p), a plan or contract that is described in Code §403(b), or a plan that is described in Code §457(b) or Code §457(f). For Plan Years beginning before 2002, ADP Safe Harbor Matching Contributions could also be distributed (in a lump sum only) upon (a) the disposition by a corporation to an unrelated corporation of substantially all of the assets (within the meaning of Code §409(d)(2)) used in a trade or business of such corporation if such corporation continues to maintain the Plan after the disposition, but only with respect to employees who continue employment with the corporation acquiring such assets; or (b) the disposition by a corporation to an unrelated entity of such corporation's interest in a subsidiary (within the meaning of Code §409(d)(3)) if such corporation continues to maintain the Plan, but only with respect to employees who continue employment with such subsidiary.

1.12	ADP Safe Harbor Matching Contribution Account . The term ADP Safe Harbor Matching Contribution Account means the account to which a Participant's ADP Safe Harbor Matching Contributions are credited.

1.13

ADP Safe Harbor Non-Elective Contribution

. The term ADP Safe Harbor Non-Elective Contribution means a Non-Elective Contribution in which a Participant will have a 100% Vested Interest at all times, which falls within the requirements of the ADP Safe Harbor as set forth in Code §401(k)(12) and Section 3.16 of the Plan, and which is intended to automatically satisfy the requirements of the ADP Test for a Plan Year. ADP Safe Harbor Non-Elective Contributions can only be distributed upon the earliest to occur of the following dates: (a) a Participant Terminates Employment (separates from service, for Plan Years beginning before 2002) with the Employer; (b) a Participant dies; (c) a Participant suffers a Disability; (d) an event that is described in Code §401(k)(10) occurs; or (e) a Participant reaches Age 59½ (if on or before such date, a pre-retirement in-service withdrawal of ADP Safe Harbor Non-Elective Contributions is permitted under Section 5.17 ). With respect to clause (d) of the prior sentence, ADP Safe Harbor Non-Elective Contributions can be distributed (in a lump sum only) upon termination of the Plan, so long as the Sponsoring Employer (or an Affiliated Employer) does not maintain an alternative defined contribution plan at any time during the period beginning on the date of Plan termination and ending 12 months after all assets have been distributed from the terminated Plan. However, if at all times during the 24-month period beginning 12 months before the date of Plan's termination, fewer than 2% of the Employees who were eligible to participate in the 401(k) Plan as of the date of the Plan's termination are eligible to participate in the other defined contribution plan, then the other defined contribution plan is not an alternative defined contribution plan. In addition, a defined contribution plan is not an alternative defined contribution plan if it is an employee stock ownership plan as defined in Code §4975(e)(7) or Code §409(a), a simplified employee pension as defined in Code §408(k), a SIMPLE IRA plan as defined in Code §408(p), a plan or contract that is described in Code §403(b), or a plan that is described in Code §457(b) or Code §457(f). For Plan Years beginning before 2002, ADP Safe Harbor Non-Elective Contributions could also be distributed (in a lump sum only) upon (a) the disposition by a corporation to an unrelated corporation of substantially all of the assets (within the meaning of Code §409(d)(2)) used in a trade or business of such corporation if it continues to maintain the Plan after the disposition, but only with respect to employees who continue employment with the corporation acquiring such assets; or (b) the disposition by a corporation to an unrelated entity of such corporation's interest in a subsidiary (within the meaning of Code §409(d)(3)) if such corporation continues to maintain the Plan, but only with respect to employees who continue employment with such subsidiary.

1.14

ADP Safe Harbor Non-Elective Contribution Account

. The term ADP Safe Harbor Non-Elective Contribution Account means the account to which a Participant's ADP Safe Harbor Non-Elective Contributions are credited.

1.15	ADP Test . The term ADP Test means the Actual Deferral Percentage Test.

1.16

Affiliated Employer

. The term Affiliated Employer means any of the following: (1) a controlled group of corporations as defined in Code §414(b); (2) a trade or business (whether or not incorporated) under common control as described in Code §414(c); (3) any organization (whether or not incorporated) which is a member of an affiliated service group as described in Code §414(m); and (4) any other entity required to be aggregated as described in Code §414(o). Any Periods of Service or Years of Service with an Affiliated Employer will only be taken into account as otherwise provided under the Plan.

1.17	Age . The term Age means actual attained unless other specified.

1.18

Aggregate Normal Allocation Rate

. The term Aggregate Normal Allocation Rate means the sum of the Employee's Allocation Rate under the defined contribution plan(s) and the equivalent normal allocation rate under the defined benefit plan(s), determined in the following manner:

(a)

Aggregate Allocation Rates. An Employee's Aggregate Normal Allocation Rate is determined by treating all defined contribution plans that are part of the combination of defined benefit plan(s) and defined contribution plan(s) as a single plan, and all defined benefit plans that are part of the combination of defined benefit plan(s) and defined contribution plan(s) as a separate single plan. Furthermore, an equivalent normal allocation rate for the Employee is determined pursuant to Regulation §1.401(a)(4)–8(c)(2).

(b)

Options Applied on an Aggregate Basis. The optional rules in Regulation §1.401(a)(4)–2(c)(2)(iv) (imputation of permitted disparity) and (v) (grouping of rates) may not be used to determine an Employee's allocation or equivalent normal allocation rate, but may be applied to determine an Employee's Aggregate Normal Allocation Rate by substituting the Aggregate Normal Allocation Rate (determined without regard to the option) for the Employee's Allocation Rate in that Regulation section where appropriate.

(c)

Consistency Rule. Aggregate Normal Allocation Rates must be determined in a consistent manner for all employees for the Plan Year. The same measurement periods and interest rates must be used, and any available options must be applied consistently, if at all, for the entire combination of defined benefit and defined contribution plan(s). Options that are not permitted to be used under Regulation §1.401(a)(4)–8 in cross-testing a defined contribution plan or a defined benefit plan (such as measurement periods that include future periods, non-standard interest rates, the option to disregard compensation adjustments described in §1.401(a)(4)–13(d), or the option to disregard Plan provisions providing for actuarial increases after normal retirement age under Regulation §1.401(a)(4)–3(f)(3)) may not be used in testing a combination of defined benefit and defined contribution plan(s) on either a benefits or contributions basis, because their use would inevitably result in inconsistent determinations under the defined contribution and defined benefit plan(s).

1.19

Allocation Period

. The term Allocation Period means a period of 12 consecutive months or less for which (a) an Employer contribution is made and allocated under the terms of the Plan; (b) Forfeitures are allocated under the terms of the Plan; and/or (c) earnings and losses are allocated under the terms of the Plan.

1.20

Allocation Rate

. The term Allocation Rate means, for a Participant for a Plan Year, the sum of the allocations to the Participant's Account for the Plan Year, expressed as a percentage of Code §414(s) Compensation, subject to the following: (a) the allocations used to determine an Allocation Rate for a Plan Year include all Employer contributions and forfeitures that are allocated or treated as allocated to the Participant's Account for the Plan Year, other than amounts described in clause (b) below. For this purpose, Employer contributions include Annual Additions described in Regulation §1.415-6(b)(2)(i) (regarding amounts arising from certain transactions between the Plan and the Employer); and (b) allocations of income, expenses, gains, and losses attributable to the balance in a Participant's Account are not used to determine an Allocation Rate.

1.21	Anniversary Date . The term Anniversary Date means December 31st.

1.22

Annuity Starting Date

. The term Annuity Starting Date means the first day of the first period for which a benefit is paid as an annuity, in the case of a benefit not payable as an annuity, the first day all events have occurred which entitle the Participant to the benefit. The first day of the first period for which a benefit is to be paid by reason of Disability will be treated as the Annuity Starting Date only if it is not an auxiliary benefit.

1.23

Annual Additions

. The term Annual Additions means the sum of the following amounts credited to a Participant's Account for any Limitation Year: (a) Employer contributions; (b) Employee contributions; (c) Forfeitures; (d) amounts allocated to an individual medical account, as defined in Code §415(l)(2), which is part of a pension or annuity plan maintained by the Employer; and (e) amounts derived from contributions paid or accrued that are attributable to post-retirement medical benefits, allocated to the separate account of a Key Employee, as defined in Code § 419A(d)(3), under a welfare fund, as defined in Code §419(e), maintained by the Employer. Notwithstanding the foregoing, a Participant's Annual Additions do not include a Participant's rollovers, loan repayments, Catch-up Contributions, repayments of either prior Plan distributions or prior distributions of Mandatory Employee Contributions, direct transfers of contributions from another plan to this Plan, deductible contributions to a simplified employee pension plan, or voluntary deductible contributions.

1.24

Applicable Contribution Rate

. The term Applicable Contribution Rate, for a Participant who is a Non-Highly Compensated Employee, means (a) for purposes of the ADP Test, the sum of the Qualified Matching Contributions used in the ADP Test for the Participant who is a Non-Highly Compensated Employee for the Plan Year and the Qualified Non-Elective Contributions made for the Participant who is a Non-Highly Compensated Employee for the Plan Year, divided by the Participant's Code §414(s) Compensation for the Plan Year; and (b) for purposes of the ACP Test, the sum of the Matching Contributions used under the Contribution Percentage Amounts for the Participant who is a Non-Highly Compensated Employee for the Plan Year and the Qualified Non-Elective Contributions made for the Participant who is a Non-Highly Compensated Employee for the Plan Year, divided by the Participant's Code §414(s) Compensation for the Plan Year.

1.25

Applicable Plan Year

. The term Applicable Plan Year means (a) for any Plan Year in which the Prior Year Testing Method is being used, the Plan Year prior to the Plan Year that is being tested; and (b) for any Plan Year in which the Current Year Testing Method is being used, the Plan Year that is being tested.

1.26

Beneficiary

. The term Beneficiary means the recipient designated by a Participant to receive the benefit payable upon the Participant's death, or the recipient designated by a Beneficiary to receive any benefit which may be payable in the event of the Beneficiary's death prior to receiving the entire death benefit to which the Beneficiary is entitled. All such Beneficiary designations will be made in accordance with the following provisions:

(a)

Beneficiary Designations by a Participant. Subject to the provisions of Section 5.8 regarding the rights of a Participant's Spouse, each Participant may designate a Beneficiary in writing with the Administrator. If a Participant designates his or her Spouse and the Participant and his or her Spouse are legally divorced subsequent to the date of the designation, then the designation of such Spouse as a Beneficiary hereunder will be deemed null and void unless the Participant, subsequent to the legal divorce, reaffirms the designation in writing. In the absence of any other designation, the Participant will be deemed to have designated the following Beneficiaries in the following order, provided however, that with respect to clauses (1) and (2) following, such Beneficiaries are then living: (1) the Participant's Spouse, (2) the Participant's issue per stirpes; and (3) the Participant's estate.

(b)

Beneficiary Designations by a Beneficiary. In the absence of a Beneficiary designation or other directive from a Participant to the contrary, any Beneficiary may name his or her own Beneficiary under Section 5.2(d) of the Plan to receive any benefits payable in the event of the Beneficiary's death prior to the receipt of all the Participant's death benefits to which the Beneficiary was entitled.

(c)

Beneficiaries Considered Contingent Until the Death of the Participant. Notwithstanding any provision in this Section to the contrary, any Beneficiary named hereunder will be considered a contingent Beneficiary until the death of the Participant (or Beneficiary, as the case may be), and until such time will have no rights granted to Beneficiaries under the Plan.

1.27

Benefiting Participant

. The term Benefiting Participant means a Participant who is eligible to receive an allocation of any type of Employer contributions or related Forfeitures as of the last day of an Allocation Period in accordance with the allocation conditions set forth in Article 3 of the Plan. Whether a Participant is a Benefiting Participant for any Allocation Period is determined separately for each type of contribution.

1.28

Break in Service

. The term Break in Service means (a) in determining eligibility under Section 2.1 , there shall be no Break in Service with respect to an Employee’s eligibility to participate in the Plan; and (b) in determining Vesting under Section 4.6 , a Vesting Computation Period during which an Employee is not credited with more than 500 Hours of Service. If any computation period is less than 12 months, then the Hours of Service threshold set forth in the preceding sentence will be proportionately reduced if the Hours of Service threshold is greater than one. With respect to the Elective Deferral component of a 401(k) Plan, a Participant who incurs a Break in Service but who does not Terminate Employment may continue to have Elective Deferrals made on his or her behalf to the Plan.

1.29

Broadly Available Allocation Rates

. The term Broad Available Allocation Rates means, for Plan Years beginning on or after January 1, 2002, that each Allocation Rate is currently available during the Plan Year (within the meaning of Regulation §1.401(a)(4)-4(b)(2)) to a group of Employees that satisfies the requirements of Code §410(b) without regard to the average benefit percentage test of Regulation §1.410(b)-5. If two Allocation Rates could be permissively aggregated under Regulation §1.401(a)(4)-4(d)(4), assuming that the Allocation Rates were treated as benefits, rights, or features, then the Allocation Rates may be aggregated and treated as a single Allocation Rate. However, the disregarding of the age and service conditions as set forth in Regulation §1.401(a)(4)-4(b)(2)(ii)(A) does not apply for purposes of this definition. Furthermore, in determining whether the Plan has Broadly Available Allocation Rates, differences in Allocation Rates attributable solely to the use of permitted disparity as described in Regulation §1.401(1)-2 are disregarded.

1.30

Broadly Available Separate Plans

. The term Broadly Available Separate Plans means, for Plan Years beginning on or after January 1, 2002, a combination of defined benefit and defined contribution plans that satisfy the requirements of Code §410(b) and the nondiscrimination in amount requirement of Regulation §1.401(a)(4)–1(b)(2) if each plan were tested separately and assuming that the average benefit percentage test of Regulation §1.410(b)–5 were satisfied. For this purpose, all defined contribution plans that are part of the combination of defined benefit and defined contribution plans are treated as a single defined contribution plan, and all defined benefit plans that are part of the combination of defined benefit and defined contribution plans are treated as a single defined benefit plan. If permitted disparity under Regulation §1.401(a)(4)–7 is used for a Participant for purposes of satisfying the separate testing requirement for plans of one type, permitted disparity may not be used in satisfying the separate testing requirement for plans of the other type for the Participant.

1.31

Cash of Deferred Contribution

. The term Cash or Deferred Contribution means an Employer amount that the Participant can elect, subject to the provisions of Section 3.2(b) , to have the Employer either (a) provide to the Participant as cash; or (b) contribute to the Plan as an Elective Deferral on behalf of the Participant, which contribution defers the receipt of Compensation by the Participant.

1.32

Catch-Up Contribution

. The term Catch-Up Contribution means Elective Deferrals made to the Plan that are in excess of an otherwise applicable Plan limit and that are made by Participants who are age 50 or over by the end of their taxable year. An otherwise applicable Plan limit is a limit in the Plan that applies to Elective Deferrals without regard to Catch-Up Contributions, such as (a) the limit on Annual Additions; (b) the dollar limit on Elective Deferrals under Code §402(g) (not counting Catch-Up Contributions); (c) the limit imposed by the ADP Test under § 401(k)(3); or (d) a Plan imposed limit set forth in a resolution properly executed by the Employer which is considered to be an amendment to the Plan. Catch-Up Contributions are not subject to the limit on Annual Additions, are not counted in the ADP Test, and are not counted in determining the Top Heavy Minimum Allocations under Code §416. However, Catch-Up Contributions made in prior years are counted in determining whether the Plan is Top-Heavy. Provisions in the Plan relating to Catch-Up Contributions apply to Elective Deferrals made to the Plan after 2001. The total amount of Catch-Up Contributions for any taxable year will not exceed the Catch-Up Contribution Limit.

1.33

Catch-Up Contribution Limit

. The term Catch-Up Contribution Limit means the statutory limit on Catch-Up Contributions for a Participant for any taxable year. A Participant's Catch-Up Contributions for a taxable year may not exceed (a) the dollar limit on Catch-Up Contributions under Code §414(v)(2)(B)(i) for the taxable year, or (b) when added to other Elective Deferrals, 100% of the Participant's Compensation for the taxable year. The dollar limit on Catch-Up Contributions under Code §414(v)(2)(B)(i) is $1,000 for taxable years beginning in 2002, increasing by $1,000 for each year thereafter up to $5,000 for taxable years beginning in 2006 and later years. After 2006, the $5,000 limit will be adjusted by the Secretary of the Treasury for cost-of-living increases under Code §414(v)(2)(C). Any such adjustments will be in multiples of $500. Different limits apply to Catch-Up Contributions under SIMPLE 401(k) plans.

1.34

Code

. The term Code means the Internal Revenue Code of 1986, as amended, the Regulations, and rulings promulgated thereunder by the Internal Revenue Service. All citations to sections of the Code and Regulations are to such sections as they may from time to time be amended or renumbered.

1.35

Code §3401 Compensation

. The term Code §3401 Compensation means wages within the meaning of Code §3401(a) (for purposes of income tax withholding at the source), but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Code §3401(a)(2)).

1.36

Code §401(a)(17) Compensation Limit

. The term Code §401(a)(17) Compensation Limit means, for any Plan Year and/or Limitation Year which begins on or after January 1, 2002, the statutory limit that applies to each Participant's annual Compensation for a specific Compensation Determination Period; such annual Compensation will not exceed $200,000. However, the $200,000 statutory limit on annual Compensation will be adjusted for cost-of-living increases in accordance with Code §401(a)(17)(B). The cost-of-living adjustment in effect for a calendar year applies to annual Compensation for the Compensation Determination Period that begins with or within such calendar year. If a Compensation Determination Period is less than 12 consecutive months, then the Code §401(a)(17) Compensation Limit will be multiplied by a fraction, the numerator of which is the number of months in the Compensation Determination Period, and the denominator of which is 12. If Compensation for any prior Compensation Determination Period is used in determining a Participant's Plan benefits for the current Plan Year, then the annual Compensation for such prior Compensation Determination Period is subject to the applicable Code §401(a)(17) Compensation Limit as in effect for that prior Compensation Determination Period.

1.37

Code §414(s) Compensation

. The term Code §414(s) Compensation means, for testing purposes (including, but not limited to, the ADP Test and the ACP Test), any compensation that qualifies as a nondiscriminatory definition of compensation under Code §414(s) and the Regulations thereunder. The Administrator is not bound by any other definition of compensation in the Plan in determining Code §414(s) Compensation. The Administrator may determine on an annual basis (and within its discretion) Code §414(s) Compensation, which will be applied consistently to all Participants for a Plan Year; to all applicable tests that are administered for such Plan Year; and to all plans (including this Plan) of the Sponsoring Employer and Adopting Employers for such Plan Year. Code §414(s) Compensation may be determined over the Plan Year for which the applicable test is being performed or the calendar year ending within such Plan Year. In determining Code §414(s) Compensation, the Administrator within its discretion may take into consideration only the Compensation received while the Employee is a Participant under the component of the Plan being tested, and/or only the Compensation for the portion of the Plan Year during which the Plan was a 401(k) Plan.

1.38	Code §415(c)(3) Compensation . The term Code §415(c)(3) Compensation means the following:

(a)

Top Heavy Allocations and Key Employee Determinations. In determining any Top Heavy Minimum Allocation and whether an Employee is a Key Employee, the term Code §415(c)(3) Compensation means Safe Harbor Code §415 Compensation during the entire Compensation Determination Period that statutorily applies.

(b)

Code §415 Limitations. In determining a Participant's Code §415 limitation for any Limitation Year, the term "Code §415(c)(3) Compensation means Safe Harbor Code §415 Compensation during the entire Compensation Determination Period that statutorily applies.

(c)

Highly Compensated Employee Determination. In determining whether a Participant is a Highly Compensated Employee (or for any other statutory determination not described in paragraphs (a) and (b) above), the term "Code §415(c)(3) Compensation means Code §415 Safe Harbor Compensation during the entire Compensation Determination Period that statutorily applies.

(d)	Exclusions to Compensation Do Not Apply. Code §415(c)(3) Compensation includes any amounts that are excluded from Compensation under Section 1.40 of the Plan.

(e)

Inclusion of Certain Amounts. Code §415(c)(3) Compensation includes any elective deferral as defined in Code §402(g)(3) and any amount contributed or deferred by the Employer at the election of the Employee which is not includible in gross income by reason of Code §125, Code §132(f)(4), or Code §457.

(f)

Self-Employed Individuals. Code §415(c)(3) Compensation of a Self-Employed Individual will be equal to his or her Earned Income, plus amounts deferred at the election of the Self-Employed Individual that would be includible in gross income but for the rules of Code §402(e)(3), §402(h)(1)(B), §402(k), or § 457(b).

(g)	Treatment of Post-Severance Compensation. Effective January 1, 2005, Code §415(c)(3) Compensation includes Post-Severance Compensation.

1.39

Committee

. The term Committee means the administrative/advisory group that the Sponsoring Employer may establish, to which the Sponsoring Employer may delegate certain of the Sponsoring Employer's responsibilities as Administrator. The Sponsoring Employer is permitted to select another name for such administrative/advisory group. The Sponsoring Employer may appoint one or more members to the Committee. Members of the Committee need not be Participants or Beneficiaries, and officers and directors of the Sponsoring Employer are not precluded from serving as members of the Committee.

1.40	Compensation . The term Compensation means the following with respect to determining the amount of, and the allocation of, the various Employer contributions permitted under the terms of the Plan:

(a)

Compensation for Elective Deferral Purposes. In determining the amount of a Participant's Elective Deferrals, the term Compensation means a Participant's Code §415 Safe Harbor Compensation received during a Compensation Determination Period. For purposes of this paragraph, (1) a Compensation Determination Period is the Plan Year; and (2) any elective deferrals as defined under Code §402(g) and any amount contributed or deferred by the Employer at the election of the Employee which is not includible in gross income by reason of Code §125, Code §132(f)(4) or Code §457, will be included in Compensation. In addition, any amount received under the following circumstances will not be considered Compensation for purposes of this paragraph: (1) amounts received prior to the date the Employee becomes a Participant in the Elective Deferral component of the Plan; (2) amounts received by an Employee while an Employee is a member of an ineligible class of Employees with respect to the Elective Deferral component of the Plan; (3) amounts set forth in Regulation §1.414(s)-1(c)(3) (i.e., reimbursements or other expense allowances, including fringe benefits (cash and non-cash), moving expenses, deferred compensation and welfare benefits, even if includible in gross income); and (4) Tuition Reimbursement; Service Awards.

(b)

Compensation Used to Determine Safe Harbor 401(k) Contributions. For any year in which this is a Safe Harbor 401(k) Plan or a Safe Harbor 401(m) Plan, the Compensation used in determining the Safe Harbor 401(k) Contribution will be set forth in a Safe Harbor 401(k) Addendum executed by the Sponsoring Employer, except that no dollar limit, other than the Code §401(a)(17) Limit, applies to the Compensation of a NHCE. Compensation for a Safe Harbor 401(k) Plan or Safe Harbor 401(m) Plan must qualify as a nondiscriminatory definition of compensation under Code §414(s) and the Regulations thereunder.

(c)

Compensation of Self-Employed Individuals. For purposes of this Plan, the Compensation of a Self-Employed Individual will be equal to his or her Earned Income; however, such Compensation will not exceed the Code §401(a)(17) Compensation Limit.

(d)

Code §401(a)(17) Compensation Limit. In determining Compensation for all purposes other than for Elective Deferral purposes under Code §402(g), a Participant's Compensation for any Compensation Determination Period will not exceed the Code §401(a)(17) Compensation Limit.

(e)

Compensation for Permitted Disparity Purposes. If a Non-Safe Harbor Non-Elective Contribution is determined and/or allocated according to the rules of permitted disparity under Code §401(l) and the Regulations thereunder, then Compensation for such purposes must qualify as a nondiscriminatory definition of compensation under Code §414(s) and the Regulations thereunder.

1.41

Compensation Determination Period

. The term Compensation Determination Period means, for each definition of Compensation as it relates to a particular component or type of contribution under the Plan, either the Plan Year, the Fiscal Year ending with or within the Plan Year, or the calendar year ending with or within the Plan Year, as specifically set forth in the Plan with respect to the particular component or type of contribution. However, for purposes of a specific statutory determination (e.g. whether an Employee is a Highly Compensated Employee), the term "Compensation Determination Period" means the period that is stated in this Plan.

1.42

Contribution Percentage

. The term Contribution Percentage means the ratio (expressed as a percentage and calculated to the nearest hundredth of a percentage point) of the Participant's Contribution Percentage Amounts to the Participant's Code §414(s) Compensation for the Plan Year, subject to the following rules:

(a)

Highly Compensated Employees in Multiple 401(m) Plans of the Sponsoring Employer. The Contribution Percentage for any Participant who is a Highly Compensated Employee for the Plan Year and who is eligible to have Contribution Percentage Amounts allocated to such Participant's accounts under two or more Code §401(m) plans that are maintained by the Sponsoring Employer, will be determined as if the total of such Contribution Percentage Amounts was made under each 401(m) plan. If a Highly Compensated Employee participates in two or more Code §401(m) plans of the Sponsoring Employer that have different plan years, all Contribution Percentage Amounts made during the Plan Year under all such Code §401(m) plans will be aggregated. For Plan Years beginning prior to 2006 (or the year of such earlier effective date as may be provided in a separate amendment for implementing the final §401(m) Regulations and as permitted by such Regulations), all such Code §401(m) plans ending with or within the same calendar year will be treated as a single Code §401(m) plan. Notwithstanding the foregoing, certain plans will be treated as separate if mandatorily disaggregated under the Code §401(m) Regulations.

(b)

Participants Without Contributions. If no Employee Contributions, Matching Contributions, Elective Contributions, or Qualified Non-Elective Contributions are taken into account in the ACP Test with respect to a Participant for the Plan Year, then the Contribution Percentage of the Participant is zero (0).

1.43

Contribution Percentage Amounts

. The term Contribution Percentage Amounts means the sum of the Employee Contributions, Non-Safe Harbor Matching Contributions, Qualified Matching Contributions, Elective Deferrals, and Qualified Non-Elective Contributions made under the Plan on behalf of the Participant for the Plan Year. The calculation of a Participant's Contribution Percentage Amounts is subject to the following rules:

(a)

Timing of Employee Contributions. An amount withheld from an Employee's pay (or a payment by the Employee to a Plan agent) is treated as an Employee Contribution at the time of withholding (or payment) if the paid funds are transmitted to the Trust within a reasonable period after withholding (or payment).

(b)

Recharacterized Elective Contributions Are Included. Excess Contributions which are recharacterized in accordance with Regulation §1.401(k)–2(b)(3) are taken into account as Employee Contributions for the Plan Year that includes the time at which the Excess Contribution is includible in the gross income of the Employee under Regulation §1.401(k)–2(b)(3)(ii).

(c)

Matching Contributions That Are Included. A Matching Contribution is used in determining a Participant's Contribution Percentage Amount for a Plan Year only if each of the following requirements is satisfied: (1) the contribution is allocated to the Employee's Matching Contribution Account under the terms of the Plan as of an allocation date within that Plan Year; (2) the contribution is made on account of (or the Matching Contribution is allocated on the basis of) the Participant's Elective Deferrals or Employee Contributions for that Plan Year; and (3) the contribution is actually paid to the Trust no later than the end of the 12-month period immediately following the Plan Year that contains the allocation date for the Matching Contribution.

(d)

Elective Deferrals May Be Included in the Contribution Percentage Amounts. The Sponsoring Employer also may elect to use Elective Deferrals in the Contribution Percentage Amounts so long as (a) the ADP Test is met before the Elective Deferrals are used in the ACP Test, and (b) the ADP Test continues to be met following the exclusion of the Elective Deferrals used to meet the ACP Test, subject to the following rules: (1) Elective Deferrals in a Safe Harbor 401(k) Plan described in Regulation §1.401(k)–3 cannot be used as Contribution Percentage Amounts; (2) the plan that provides for Employee Contributions and/or Matching Contributions and the plan to which the Elective Deferrals are made are plans that would be permitted to be aggregated under Regulation §1.401(m)–1(b)(4); and (3) if the Plan Year of the plan that provides for Employee Contributions and/or Matching Contributions is changed to satisfy the requirement under Regulation §1.410(b)–7(d)(5) that aggregated plans have the same Plan Year, then Elective Deferrals may be taken into account in the resulting short Plan Year, but only if such Elective Deferrals could have been taken into account under an ADP Test for a plan with that same short Plan Year.

(e)

Qualified Non-Elective Contributions That May be Used. Qualified Non-Elective Contributions may be taken into account in determining a Participant's Contribution Percentage Amounts for a Plan Year, but only to the extent that the Qualified Non-Elective Contributions satisfy the following requirements:

(1)

Timing of Allocation. The Qualified Non-Elective Contribution is allocated to the Participant's Account as of a date within that Plan Year (within the meaning of Regulation §1.401(k)–2(a)(4)(i)(A)). In order to be used in calculating the Contribution Percentage Amounts for a Participant who is a Non-Highly Compensated Employees for an Applicable Plan Year, the Qualified Non-Elective Contribution must be contributed no later than the end of the 12-month period following the Applicable Plan Year.

(2)

QNECs Must Satisfy Code §401(a)(4). The amount of Qualified Non-Elective Contributions satisfies the requirements of Code §401(a)(4) and Regulation §1.401(a)(4)–1(b)(2). If the Sponsoring Employer is applying the special rule for Employer-wide plans in Regulation §1.414(r)–1(c)(2)(ii) with respect to the Plan, then the determination of whether the Qualified Non-Elective Contributions satisfy the requirements of Code §401(a)(4) must be made on an Employer-wide basis, regardless of whether the plans to which the Qualified Non-Elective Contributions are made are satisfying the requirements of Code §410(b) on an Employer-wide basis. If the Sponsoring Employer is treated as operating qualified separate lines of business and does not apply the special rule for Employer-wide plans in Regulation §1.414(r)–1(c)(2)(ii) with respect to the Plan, then the determination of whether the Qualified Non-Elective Contributions satisfy the requirements of Code §401(a)(4) is not permitted to be made on an Employer-wide basis regardless of whether the plans to which the Qualified Non-Elective Contributions are made are satisfying the requirements of Code §410(b) on an Employer-wide basis.

(3)

Aggregation Must Be Permitted. The plan that provides for Employee Contributions and/or Matching Contributions and the plan to which the Qualified Non-Elective Contributions are made, are plans that would be permitted to be aggregated under Regulation §1.401(m)–1(b)(4). If the Plan Year of the plan that provides for Employee Contributions and/or Matching Contributions is changed to satisfy the requirement under Regulation §1.410(b)–7(d)(5) that aggregated plans have the same Plan Year, then Qualified Non-Elective Contributions may be taken into account in the resulting short Plan Year, but only if such Qualified Non-Elective Contributions could have been taken into account under an ADP Test for a plan with that same short Plan Year.

(4)

Limitation on Disproportionate QNECs. Qualified Non-Elective Contributions cannot be taken into account as Contribution Percentage Amounts of a Plan Year for a Non-Highly Compensated Employee to the extent the QNECs exceed the product of (i) that Non-Highly Compensated Employee's Code §414(s) Compensation, multiplied by (i) the greater of (A) 5% (or 10% of a Non-Highly Compensated Employee's Code §414(s) Compensation with respect to an Employer's obligation to make Prevailing Wage Contributions to the Plan), or (B) two times the Plan's Representative Contribution Rate. Any Qualified Non-Elective Contribution used under an ADP Test under Regulation §1.401(k)–2(a)(6) (including the determination of the Representative Contribution Rate for purposes of Regulation §1.401(k)–2(a)(6)(iv)(B)), is not permitted to be taken into account for purposes of the ACP Test (including the determination of the Representative Contribution Rate for purposes of the ACP Test).

(5)

Prohibition Against Double-Counting. Qualified Non-Elective Contributions cannot be taken into account for purposes of the Contribution Percentage Amounts to the extent such contributions are taken into account for purposes of satisfying any other ACP Test, any ADP Test, or the requirements of Regulation §1.401(k)–3, §1.401(m)–3 or §1.401(k)–4. Qualified Non-Elective Contributions that are made pursuant to Regulation §1.401(k)–3(b) cannot be taken into account under the ACP Test.

(6)

Switching the Testing Method. If this Plan switches from the Current Year Testing Method to the Prior Year Testing Method pursuant to Regulation §1.401(m)–2(c)(1), Qualified Non-Elective Contributions that are taken into account under the Current Year Testing Method for a Plan Year may not be taken into account under the Prior Year Testing Method for the next Plan Year.

(f)

Qualified Matching Contributions Used to Satisfy ADP Test Are Excluded. Qualified Matching Contributions that are taken into account for the ADP Test of Code §401(k)(3) under Regulation §1.401(k)–2(a)(6) are not taken into account in determining a Participant's Contribution Percentage Amounts.

(g)

Forfeited Matching Contributions Are Excluded. Contribution Percentage Amounts will not include either the non-Vested portion of Matching Contributions that are forfeited to correct Excess Aggregate Contributions, or Matching Contributions (both the Vested and non-Vested portions) that are forfeited because they relate to Excess Deferrals, Excess Contributions, or Excess Aggregate Contributions.

(h)

Additional Employee Contributions or Matching Contributions of Code §414(u) Are Excluded. Contribution Percentage Amounts will not include additional Employee Contributions and Matching Contributions that are made by reason of a Participant's qualified military service under Code §414(u) for the Plan Year for which the contributions are made, or for any other Plan Year.

1.44

Counting of Hours Method

. The term Counting of Hours Method means a method for crediting service for eligibility, for Vesting, for determining a Participant's allocation, and/or for applying the allocation conditions for an Employer contribution of Forfeiture. Under the Counting of Hours Method, an Employee is credited with the number of Hours of Service for which the Employee is paid or entitled to payment (or such other circumstances for which Hours of Service are credited), pursuant to the definition of Hour of Service.

1.45

Current Year Testing Method

. The term Current Year Testing Method means the nondiscrimination testing method in which (a) for purposes of the ADP Test, the ADP for Participants who are Highly Compensated Employees for the Plan Year that is being tested is compared to the ADP for Participants who are Non-Highly Compensated Employees for the Plan Year that is being tested; and (b) for purposes of the ACP Test, the ACP for Participants who are Highly Compensated Employees for the Plan Year that is being tested is compared to the ACP for Participants who are Non-Highly Compensated Employees for the Plan Year that is being tested.

1.46

Deemed Code §125 Compensation

. The term Deemed Code §125 Compensation means an amount that is excludable from the gross income of the Employee under Code §106 and that is not available to the Employee in cash in lieu of group health coverage under a Code §125 arrangement solely because that Employee is not able to certify that he or she has other health coverage. Amounts are Deemed Code §125 Compensation only if the Employer does not otherwise request or collect information regarding the Employee's other health coverage as part of the enrollment process for the health plan.

1.47

Designated Beneficiary

. The term Designated Beneficiary means, for purposes of required minimum distributions under Section 5.9 of the Plan, the individual who is designated as the Beneficiary pursuant to the provisions of the Plan and is the Designated Beneficiary under Code §401(a)(9), the previously final Regulation §1.401(a)(9)-1, Q&A-4, and the final Regulation §1.401(a)(9)-4.

1.48

Determination Date

. The term Determination Date means, for any Plan Year subsequent to the first Plan Year of the Plan, the last day of the preceding Plan Year. For the first Plan Year of the Plan, the term "Determination Date" means the last day of that first Plan Year.

1.49

Disability

. The term Disability means a physical or mental impairment of a Participant resulting from bodily injury, disease or mental disorder which renders such Participant incapable of continuing usual and customary employment with the Employer or obtaining other gainful employment. This condition must have lasted, or is expected to last, at least twelve consecutive months or is expected to result in death. The disability of a Participant shall be determined by the Committee. Such incapacity shall be deemed to exist when certified by a physician acceptable to the Committee.

1.50

Distribution Calendar Year

. The term Distribution Calendar Year means, for purposes of required minimum distributions under Section 5.9 , a calendar year for which a minimum distribution is required. For distributions beginning before the Participant's death, the first Distribution Calendar Year is the calendar year immediately preceding the calendar year that contains the Participant's Required Beginning Date. If a Participant elects the Life Expectancy method, then for distributions beginning after the Participant's death, the first Distribution Calendar Year is the calendar year in which distributions are required to begin under Section 5.9(b)(2)(B) . The required minimum distribution for the Participant's first Distribution Calendar Year will be made on or before the Participant's Required Beginning Date. The required minimum distribution for other Distribution Calendar Years, including the required minimum distribution for the Distribution Calendar Year in which the Participant's Required Beginning Date occurs, will be made on or before December 31 of that Distribution Calendar Year.

1.51	Early Retirement Age . There is no Early Retirement Age under the Plan.

1.52

Earned Income

. The term Earned Income means the net earnings from self-employment in the trade or business with respect to which the Plan is established, for which personal services of the individual are a material income-producing factor. Net earnings will be determined without regard to items not included in gross income and the deductions allocable thereto. Net earnings will be reduced by deductible contributions by the Employer to a qualified retirement plan. Net earnings will be determined with regard to the deduction allowed to the Employer by Code §164(f) for taxable years beginning after December 31, 1989.

1.53

Elective Deferral

. The term Elective Deferral means Employer contributions made to the Plan at the election of the Participant in lieu of cash Compensation, and will include contributions made pursuant to a salary deferral agreement or other deferral mechanism. In any taxable year, a Participant's Elective Deferral is the sum of all Employer contributions made on behalf of such Participant pursuant to an election to defer under (a) any qualified cash or deferred arrangement under Code §401(k); (b) any salary reduction simplified employee pension described in Code § 408(k)(6); (c) any SIMPLE IRA Plan described in Code §408(p); (d) any plan under Code §501(c)(18); and (e) any Employer contributions made on the behalf of a Participant for the purchase of an annuity contract under Code §403(b) pursuant to a Salary Deferral Agreement. For years beginning after 2005, the term "Elective Deferral" includes Pre-Tax Elective Deferrals and Roth Elective Deferrals. An Elective Deferral must relate to Compensation that either (a) would have been received by the Employee in the Plan Year but for the Employee's election to defer; or (b) if elected by the Sponsoring Employer for purposes of the ADP Test, is attributable to services performed by the Employee in the Plan Year and, but for the Employee's election to defer, would have been received by the Employee within 2½ months after the close of the Plan Year. If elected by the Sponsoring Employer for purposes of the ADP Test, then this Plan will provide for Elective Deferrals that relate to Compensation that would have been received after the close of a Plan Year to be considered for such prior Plan Year rather than the Plan Year in which the Compensation would have been received.

1.54

Eligibility Computation Period

. The term Eligibility Computation Period means a period of 12 consecutive months which is used for purposes of eligibility to participate in the Plan (or a component of the Plan). An Employee's initial Eligibility Computation Period will begin on his or her Employment Commencement Date. The second Eligibility Computation Period will begin on the first day of the Plan Year which begins prior to the first anniversary of the Employee's Employment Commencement Date (regardless of whether the Employee is credited with a specific number of Hours of Service during the initial Eligibility Computation Period) and each subsequent Eligibility Computation Period will consist of each subsequent Plan Year.

1.55

Eligible Employee

. The term Eligible Employee means any Employee who is a member of an eligible class of Employees and who is not excluded from participating in the Plan (or a component of the Plan). Furthermore, the Sponsoring Employer may elect at any time to reclassify any Employee who had been excluded from participating in the Plan (or a component of the Plan) to be an Eligible Employee through a Plan amendment that is retroactively applied for one or more prior Plan Years because the Plan (or a component of the Plan) failed to satisfy for such Plan Year one of the tests set forth in Code §410(b)(1)(A), (B) or (C), or for any other reason required to maintain the tax exempt status of the Plan.

1.56

Employee

. The term Employee means (a) any person who is reported on the payroll records of the Employer as an employee and who is deemed by the Employer to be a common law employee; (b) any person who is reported on the payroll records of an Affiliated Employer as an employee and who is deemed by the Affiliated Employer to be a common law employee (even if the Affiliated Employer is not an Adopting Employer), except for purposes of determining eligibility to participate in the Plan; (c) any Self-Employed Individual who derives Earned Income from the Employer; and (d) any person who is considered a Leased Employee but who (1) is not covered by a plan described in Code §414(n)(5), or (2) is covered by a plan described in Code §414(n)(5) but Leased Employees constitute more than 20% of the Employer's non-highly compensated workforce. However, the term "Employee" will not include an Independent Contractor. If an Independent Contractor is later determined by the Employer, a court, or governmental agency to be an Employee or to have been an Employee of the Employer or an Affiliated Employer, and so long as such individual is an Eligible Employee, then such individual will only be eligible to participate in the Plan in accordance with the requirements of the Employee Plans Compliance Resolution System (EPCRS) under Revenue Procedure 2006-27 and subsequent guidance.

1.57

Employee Contribution

. The term Employee Contribution means any contribution made to the Plan by or on behalf of a Participant that is included in the Participant's gross income in the year in which the contribution is made (other than Roth Elective Deferrals) and that is maintained under a separate account to which earnings and losses are allocated. Employee Contributions include Voluntary Employee Contributions.

1.58	Employer . The term Employer means the Sponsoring Employer and any Adopting Employer.

1.59	Employment Commencement Date . The term Employment Commencement Date means the first day that an Employee is credited with an Hour of Service for an Employer or an Affiliated Employer.

1.60

Equivalent Accrued Rate

. The term Equivalent Accrual Rate means the annual benefit that is the result of normalizing the increase in the Participant's Account balance during the measurement period, divided by the number of years in which the Participant benefited under the Plan during the measurement period, and expressed either as a dollar amount or as a percentage of the Participant's average annual Code §414(s) Compensation. A measurement period that includes future years may not be used. For purposes of determining an Equivalent Accrual Rate, the following rules apply:

(a)

Determination of Account Balance. The increase in the Participant's Account balance during the measurement period taken into account does not include income, expenses, gains, or losses allocated during the measurement period that are attributable to the Participant's Account balance as of the beginning of the measurement period, but does include any additional amounts that would have been included in the increase in the Participant's Account balance but for the fact that the additional amounts were previously distributed (including a reasonable adjustment for interest). If the measurement period is the current Plan Year, the Sponsoring Employer may also elect to disregard the income, expenses, gains, and losses allocated during the current Plan Year that are attributable to the increase in the Participant's Account balance since the beginning of the Plan Year, and thus determine the increase in Participant's Account balance during the Plan Year taking into account only allocations described in Regulation §1.401(a)(4)-2(c)(2)(ii). In addition, the Sponsoring Employer may disregard distributions to a Non-Highly Compensated Employee as well as distributions to any Employee in Plan Years beginning before a selected date no later than January 1, 1986.

(b)

Normalization. The Participant's Account balance determined under paragraph (a) is normalized into a single-sum benefit that is immediately and unconditionally payable to the Employee. A standard interest rate, and a straight life annuity factor that is based on the same or a different standard interest rate and on a standard mortality table, must be used in normalizing this benefit. In addition, no mortality may be assumed prior to the Employee's testing age.

(c)

Options. Any of the optional rules in Regulation §1.401(a)(4)-3(d)(3) (e.g., imputation of permitted disparity) may be applied in determining an Employee's Equivalent Accrual Rate by substituting the Employee's Equivalent Accrual Rate (determined without regard to this option) for the Employee's Normal Accrual Rate where appropriate. For this purpose, however, the last sentence of the fresh-start alternative in Regulation §1.401(a)(4)-3(d)(3)(iii)(A) (dealing with Compensation adjustments to the frozen accrued benefit) is not applicable. No other options are available in determining an Employee's Equivalent Accrual Rate except those (e.g., selection of alternative measurement periods) specifically provided in this definition. None of the optional special rules in Regulation §1.401(a)(4)-3(f) (e.g., determination of benefits on other than a Plan Year basis under Regulation §1.401(a)(4)-3(f)(6)) is available.

(d)

Consistency Rule. Equivalent Accrual Rates must be determined in a consistent manner for all Employees for the Plan Year. The same measurement periods and standard interest rates must be used, and any available options must be applied consistently if at all.

1.61

ERISA

. The term ERISA means the Employee Retirement Income Security Act of 1974, as amended, the Department of Labor Regulations, and Advisory Opinions and other rulings promulgated by the Department of Labor (or any agency thereunder). All citations to sections of ERISA and the Department of Labor Regulations are to such sections as they may from time to time be amended or renumbered.

1.62

Excess Annual Additions

. The term Excess Annual Additions means an amount of Annual Additions credited to a Participant's Account that exceeds the maximum Annual Additions limitation set forth in Section 6.1 for any Limitation Year. If Excess Annual Additions are treated according to Section 6.4 , then such Excess Annual Additions will not be deemed Annual Additions.

1.63

Excess Aggregate Contributions

. The term Excess Aggregate Contributions means, with respect to any Plan Year, the excess of (a) the aggregate Contribution Percentage Amounts used in computing the numerator of the Contribution Percentage actually made on behalf of Participants who are HCEs for such Plan Year, over (b) the maximum Contribution Percentage Amounts permitted by the ACP Test (determined by hypothetically reducing Contribution Percentage Amounts made on behalf of Participants who are HCEs in order of their Contribution Percentages beginning with the highest of such Contribution Percentages). Such determination will be made after first determining Excess Elective Deferrals and then determining Excess Contributions.

1.64

Excess Contributions

. The term Excess Contributions means, with respect to any Plan Year, the excess of (a) the aggregate amount of Employer contributions actually taken into account in computing the Actual Deferral Percentage of HCEs for such Plan Year, over (b) the maximum amount of such contributions permitted by the ADP Test (determined by hypothetically reducing contributions made on behalf of HCEs in the order of their Actual Deferral Percentages, beginning with the highest of such percentages).

1.65

Excess Elective Deferrals

. The term Excess Elective Deferrals means those Elective Deferrals of a Participant that either (a) are made during the Participant's taxable year and exceed the dollar limitation under Code §402(g) (including, if applicable, the Catch-up Contribution Limit as defined in Code §414(v)) for such taxable year; or (b) are made during a calendar year and exceed the dollar limitation under Code §402(g) (including, if applicable, the Catch-Up Contribution Limit as defined in Code §414(v)) for the Participant's taxable year beginning in such calendar year, counting only Elective Deferrals made under this Plan and any other plan, contract or arrangement maintained by the Sponsoring Employer.

1.66	401(k) Plan . The term 401(k) Plan means a plan which permits the plan's participants to have Elective Deferrals made on their behalf to the plan.

1.67

401(m) Plan

. The term 401(m) Plan means a plan which permits or requires the plan's participants to make Employee Contributions to the plan, and/or which allocates Matching Contributions to participants in the plan.

1.68

Fiscal Year

. The term Fiscal Year means the Sponsoring Employer's 12 consecutive month accounting year beginning January 1st and ending the following December 31st. If the Fiscal Year is changed, a short Fiscal Year is established beginning the day after the last day of the Fiscal Year in effect before this change and ending on the last day of the new Fiscal Year.

1.69

Forfeiture

. The term Forfeiture means generally the amount by which a Participant's Account balance attributable to Employer contributions exceeds his or her Vested Interest in the Participant's Account balance attributable to Employer contributions as of the date set forth in Section 3.11 . Furthermore, the term "Forfeiture" means the non-Vested portion of Matching Contributions that are removed from a Participant's Account to correct Excess Aggregate Contributions, and Matching Contributions (both the Vested and non-Vested portions) removed from a Participant's Account because such Matching Contributions relate to Excess Deferrals, Excess Contributions, or Excess Aggregate Contributions. Lastly, the term "Forfeiture" means any amount that is removed from a Participant's Account pursuant to any Employee Plans Compliance Resolution System (EPCRS) program or any other correction guidance that is issued by the Internal Revenue Service. No Forfeitures will occur solely because (a) a Participant withdrawals Employee Contributions from the Plan; (b) a Participant withdrawals Elective Deferrals from the Plan; or (c) a Participant transfers employment from the Sponsoring Employer to an Affiliated Employer or Adopting Employer (or vice versa).

1.70	Forfeiture Account . The term Forfeiture Account means the notational bookkeeping account into which all Forfeitures are placed pending allocation (or other use) pursuant to Section 3.11.

1.71

Form W-2 Compensation

. The term Form W-2 Compensation means wages within the meaning of Code §3401(a) and all other payments of compensation to an Employee by the Employer (in the course of the Employer's trade or business) which is actually paid or made available and is included in the Employee's gross income for which the Employer is required to furnish the Employee a Form W-2 under Code §6041(d), §6051(a)(3) and §6052. Form W-2 Compensation must be determined without regard to any rules under Code §3401(a) that limit remuneration included in wages based on the nature or location of the employment or services performed (such as the exception for agricultural labor in Code §3401(a)(2)).

1.72

Gradually Increasing Age or Service Schedule

. The term Gradually Increasing Age or Service Schedule means, for Plan Years beginning on or after January 1, 2002, that the allocation formula for all Participants under the Plan provides for a single schedule of Allocation Rates under which:

(a)

Series of Bands. The schedule defines a series of bands based on Age, Years of Service (or Periods of Service), or the number of points representing the sum of Age and Years of Service (or Periods of Service) with respect to age and service points, under which the same Allocation Rate applies to all employees whose Age, Years of Service (or Periods of Service), or Age and service points are within each band; and

(b)	Smoothly Increasing at Regular Intervals. The Allocation Rates under the schedule increase smoothly at regular intervals, within the following meanings:

(1)

Smoothly Increasing Schedule of Allocation Rates. A schedule of Allocation Rates increases smoothly if the Allocation Rate for each band within the schedule is greater than the Allocation Rate for the immediately preceding band (i.e., the band with the next lower number of years of Age, Years of Service (or Periods of Service), or Age and service points) by no more than 5 percentage (5%). However, a schedule of Allocation Rates will not be treated as increasing smoothly if the ratio of the allocation rate for any band to the rate for the immediately preceding band is more than 2.0 or if it exceeds the ratio of Allocation Rates between the two immediately preceding bands.

(2)

Regular Intervals. A schedule of Allocation Rates has regular intervals of Age, Years of Service (or Periods of Service), or Age and service points, if each band, other than the band associated with the highest Age, Years of Service (or Periods of Service), or Age and service points, is the same length. For this purpose, if the schedule is based on Age, the first band is deemed to be of the same length as the other bands if it ends at or before age 25. If the first age band ends after Age 25, then, in determining whether the length of the first band is the same as the length of other bands, the starting age for the first age band is permitted to be treated as Age 25 or any Age earlier than 25. For a schedule of allocation rates based on Age and service points, the rules of the preceding two sentences are applied by substituting 25 Age and service points for age 25. For a schedule of allocation rates based on service, the starting service for the first service band is permitted to be treated as one Year of Service (or Period of Service) or any lesser amount of service.

(c)

Minimum Allocation Rates Permitted. A schedule of Allocation Rates under the Plan is considered to increase smoothly at regular intervals if a minimum uniform Allocation Rate is provided for all Participants or the Top Heavy Minimum Allocation described in Code §416(c)(2) is provided for all Non-Key Employees (either because the Plan is Top Heavy or without regard to whether the Plan is Top Heavy) if the schedule satisfies one of the following conditions:

(1)

Hypothetical Schedule. The Allocation Rates under the Plan that are greater than the minimum Allocation Rate can be included in a hypothetical schedule of Allocation Rates that increases smoothly at regular intervals, where the hypothetical schedule has a lowest allocation rate no lower than 1% of Code §414(s) Compensation; or

(2)

Schedule of Allocation Rates Based on Age. If the Plan is using a schedule of Allocation Rates based on Age, for each Age band in the schedule that provides an Allocation Rate greater than the minimum Allocation Rate, then there could be a Participant in that Age band with an Equivalent Accrual Rate that is less than or equal to the Equivalent Accrual Rate that would apply to a Participant whose Age is the highest Age for which the Allocation Rate equals the minimum Allocation Rate.

1.73	HCE . The term HCE means a Highly Compensated Employee.

1.74

Highly Compensated Employee

. The term Highly Compensated Employee means any Employee who (a) was a 5% owner as defined in Code §416(i)(1)(B)(i) at any time during the Plan Year or during the look-back year. In determining whether an Employee is a Highly Compensated Employee based on his or her status as a 5% owner, the look-back year will be the 12-month period immediately preceding the Plan Year for which the determination is being made; or (b) for the look-back year, had Code §415(c)(3) Compensation in excess of $80,000 as adjusted under Code §415(d) (except that the base period will be the calendar quarter ending September 30, 1996). In determining if an Employee is a Highly Compensated Employee based on Code §415(c)(3) Compensation, the look-back year will be the 12-month period immediately preceding the Plan Year for which the determination is being made, and the top paid group election in Code §414(q)(3) will not be applied. In determining if an individual is a highly compensated former Employee, the rules for determining which Employees are Highly Compensated Employees for the Plan Year for which the determination is being made (in accordance with Temporary Regulation §1.414(q)-1T, A-4 and Notice 97-45) will be applied. If the Employer maintains more than one qualified retirement plan, this Section will be applied in a uniform, consistent manner to all such plans.

1.75	Hour of Service . The term Hour of Service means:

(a)

Determination of Hours. The term Hour of Service means (1) each hour for which an Employee is paid, or entitled to payment, for the performance of duties for the Employer or an Affiliated Employer, which will be credited to the Employee for the computation period in which the duties are performed; (2) each hour for which an Employee is paid, or entitled to payment, by the Employer or an Affiliated Employer on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence, except that no more than 501 Hours of Service will be credited under this clause (2) for any single continuous period (regardless of whether such period occurs in a single computation period); and (3) each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer or an Affiliated Employer, except that the same Hours of Service will not be credited both under clause (1) or clause (2), as the case may be, and under this clause (3), and these Hours of Service will be credited to the Employee for the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement or payment is made. Hours of Service under this paragraph will be calculated and credited pursuant to Department of Labor Regulation §2530.200b-2, which is incorporated herein by reference. Furthermore, Hours of Service will be credited for any individual who is considered to be an Employee under Code §414(n) for purposes of this Plan.

(b)

Maternity or Paternity Leave. Solely for purposes of determining whether a Break in Service has occurred in a computation period for purposes of an Employee's eligibility for Plan participation, Vesting, and benefit accrual/allocation, an individual on Maternity or Paternity Leave will receive credit for up to 501 Hours of Service which would otherwise have been credited to such individual but for such absence, or in any case in which such hours cannot be determined, eight (8) Hours of Service per day of such absence. The Hours of Service credited for a Maternity or Paternity Leave will be credited in the computation period in which the absence begins if the crediting is necessary to prevent a Break in Service in that computation period, or in all other cases, in the following computation period.

(c)

Use of Equivalencies. Notwithstanding paragraph (a), the Administrator may elect for all Employees or for one or more different classifications of Employees (provided such classifications are reasonable, are consistently applied, and are nondiscriminatory) to apply one or more of the following equivalency methods in determining an Employee's Hours of Service. Under such equivalency methods, an Employee will be credited with (1) 190 Hours of Service for each month that he or she would credited with at least one Hour of Service during that month; (2) 95 Hours of Service for each semi-monthly period that he or she would credited with at least one Hour of Service during that semi-monthly period; (3) 45 Hours of Service for each week that he or she would credited with at least one Hour of Service during that week; and/or (4) 10 Hours of Service for each day that he or she would credited with at least one Hour of Service during that day.

1.76

Hypothetical Entry Date

. The term Hypothetical Entry Date means, with respect to a Plan (or a component of a Plan) that provides that Otherwise Excludable Participants are eligible to participate in the Plan (or component of the Plan), the date that an Otherwise Excludable Participant would hypothetically enter the Plan (or component of the Plan) and would no longer be considered an Otherwise Excludable Participant had the Plan (or component of the Plan) used the statutory minimum age and service requirements under Code §410(a)(1)(A) as the eligibility requirements for the Plan (or component of the Plan). The Hypothetical Entry Date for purposes of this Plan is the Employee's maximum statutory entry date under Code §410(a)(4) after the Employee satisfies the maximum statutory age and service requirements under Code §410(a)(1)(A).

1.77

Immediately Distributable

. The term Immediately Distributable means any part of the Participant's benefit that could be distributed to the Participant (or the Participant's surviving Spouse) before the Participant reaches (or would have reached if not deceased) the later of his or her Normal Retirement Age or Age 62.

1.78

Independent Contractor

. The term Independent Contractor means an individual who is not reported on the payroll records of the Employer or an Affiliated Employer as a common law employee. The determination of whether an individual is an Independent Contractor will be based upon the facts and circumstances and upon the guidance of Revenue Ruling 87-41.

1.79

Key Employee

. The term Key Employee means, in determining whether the Plan is Top Heavy for Plan Years beginning on or after January 1, 2002, any Employee, former Employee or deceased Employee who at any time during the Plan Year that includes the Determination Date is (a) an officer of the Employer having annual Code §415(c)(3) Compensation greater than $130,000 (as adjusted under Code §416(i)(1)(A) for Plan Years beginning after December 31, 2002); (b) a 5% owner as defined in Code §416(i)(1)(B)(i); or (c) a 1% owner as defined in Code §416(i)(1)(B)(ii) whose annual Code §415(c)(3) Compensation is more than $150,000. The determination of who is a Key Employee will be made in accordance with Code §416(i)(1), the applicable Regulations, and other guidance issued thereunder. With respect to Employees who are treated as Key Employees by reason of being officers pursuant to clause (a), the following rules apply:

(a)

Definition of Officer. The term "officer" means generally an administrative executive who is in regular and continued service (a continuity of service), and excludes an individual who is employed for a special and single transaction. Whether an individual is an officer will be determined upon the basis of all the facts and circumstances, including the source of the individual's authority, the term for which the individual is elected or appointed, and the nature and extent of the individual's duties. An Employee who merely has the title of an officer but not the authority of an officer is not an officer for purposes of determining whether the Employee is a Key Employee. Similarly, an Employee who does not have the title of an officer but has the authority of an officer is an officer for purposes of determining whether the Employee is a Key Employee.

(b)

Number of Officers Taken Into Account. There is no minimum number of officers that must be taken into account. After aggregating all Employees (including Leased Employees) of the Sponsoring Employer and Affiliated Employers, there is a maximum limit to the number of officers that are to be taken into account as officers for the entire group consisting of the Sponsoring Employer and Affiliated Employers. The number of Employees that the Sponsoring Employer and Affiliated Employers has for the Plan Year containing the Determination Date is the greatest number of Employees the Sponsoring Employer and Affiliated Employers had during that Plan Year, and Employees include only those individuals who perform services for the Sponsoring Employer and Affiliated Employers during that Plan Year. However, in determining the number of officers taken into account, Employees described in Code §414(q)(5) will be excluded. If the number of Employees (including part-time Employees) of the Sponsoring Employer and Affiliated Employers is less than or equal to 30 Employees, then no more than 3 Employees will be treated as Key Employees for the Plan Year containing the Determination Date by reason of being officers. If the number of Employees of the Sponsoring Employer and Affiliated Employers is greater than 30 but less than or equal to 500, then no more than 10% of the number of Employees will be treated as Key Employees by reason of being officers. If 10% of the number of Employees is not an integer, then the maximum number of individuals to be treated as Key Employees by reason of being officers will be increased to the next integer. If the number of Employees of the Sponsoring Employer and Affiliated Employers exceeds 500, then no more than 50 Employees will be treated as Key Employees for the Plan Year containing the Determination Date by reason of being officers. This limited number of officers is comprised of the individual officers, selected from the group of all individuals who are officers in the Plan Year containing the Determination Date, who have annual Code §415(c)(3) Compensation during the Plan Year containing the Determination Date greater than $130,000 (as adjusted under Code §416(i)(1) for Plan Years beginning after December 31, 2002), and who had the largest annual Code §415(c)(3) Compensation during the Plan Year containing the Determination Date.

1.80

Leased Employee

. The term Leased Employee means any person (other than an Employee of the recipient-Employer) who pursuant to an agreement between the recipient-Employer and other person (known as the "Leasing Organization") has performed services for the recipient-Employer (or for the recipient-Employer and related persons determined in accordance with Code §414(n)(6)) on a substantially full time basis for a period of at least one year, and such services are performed under primary direction or control by the recipient-Employer. Contributions or benefits provided to a Leased Employee by the Leasing Organization attributable to services performed for the recipient-Employer will be treated as provided by the recipient-Employer. A Leased Employee will not be considered an Employee of the recipient-Employer if (a) the Leased Employee is covered by a money purchase plan providing (1) a non-integrated Employer contribution of at least 10% of the Leased Employee's Code §415(c)(3) Compensation; (2) immediate participation; and (3) full and immediate vesting; and (b) Leased Employees do not constitute more than 20% of the recipient-Employer's non-highly compensated work force.

1.81

Life Expectancy

. The term Life Expectancy means, for purposes of required minimum distributions under Section 5.9 , life expectancy as computed by use of the Single Life Table in Regulation §1.401(a)(9)-9, Q&A 1.

1.82

Limitation Year

. The term Limitation Year means the Plan Year. If the Limitation Year is amended to a different 12-consecutive month period, then the new Limitation Year must begin on a date within the Limitation Year in which the amendment is made.

1.83

Matching Contribution

. The term Matching Contribution means either (a) an ADP Safe Harbor Matching Contribution; (b) an ACP Safe Harbor Matching Contribution; (c) a Qualified Matching Contribution; or (d) a Non-Safe Harbor Matching Contribution, depending on the context in which the term is used in the Plan.

1.84	Matching Contribution Account . The term Matching Contribution Account means the sub-account to which a Participant's Matching Contributions are allocated.

1.85	Matching Rate . The term Matching Rate means:

(a)

Matching Contributions With Respect to Elective Deferrals. If the Plan provides a Matching Contribution with respect to a Participant's Elective Deferrals (but not Employee Contributions), then generally the Non-Safe Harbor Matching Contributions made for a Participant divided by the Participant's Elective Deferrals for the Plan Year. If the Matching Rate is not the same for all levels of Elective Deferrals for a Participant, the Participant's Matching Rate is determined by assuming that a Participant's Elective Deferrals are equal to 6% of such Participant's Code §414(s) Compensation.

(b)

Matching Contributions With Respect to Elective Deferrals and Employee Contributions. If the Plan provides a Matching Contribution with respect to a Participant's Employee Contributions and Elective Deferrals, then generally the Non-Safe Harbor Matching Contributions made for a Participant divided by the sum of the Participant's Employee Contributions and Elective Deferrals for the Plan Year. If the Matching Rate is not the same for all levels of Employee Contributions and Elective Deferrals for a Participant, the Participant's Matching Rate is determined by assuming that the sum of a Participant's Employee Contributions and Elective Deferrals is equal to 6% of the Participant's Code §414(s) Compensation.

(c)

Matching Contributions With Respect to Employee Contributions. If the Plan provides a Matching Contribution with respect to a Participant's Employee Contributions (but not Elective Deferrals), then generally the Non-Safe Harbor Matching Contributions made for a Participant divided by the Participant's Employee Contributions for the Plan Year. If the Matching Rate is not the same for all levels of Employee Contributions for a Participant, the Participant's Matching Rate is determined by assuming that a Participant's Employee Contributions are equal to 6% of such Participant's Code §414(s) Compensation.

1.86

Maternity or Paternity Leave

. The term Maternity or Paternity Leave means an Employee's absence from work because of (a) the Employee's pregnancy; (b) the birth of the Employee's child; (c) the placement of a child with the Employee in connection with the adoption of such child by the Employee; or (d) the need to care for such child for a period beginning immediately following the child's birth or placement as set forth above.

1.87

Minimum Aggregate Allocation Gateway

. The term Minimum Aggregate Allocation Gateway means, for Plan Years beginning on or after January 1, 2002, in the case where this Plan (or any other defined contribution plan that is aggregated with this Plan) is aggregated with any defined benefit plan for purposes of applying the general test for non-discrimination based upon Equivalent Accrual Rates for the defined contribution plan(s), a minimum Aggregate Normal Allocation Rate that must be provided to each Non-Highly Compensated Employee. Notwithstanding the above, in determining the Benefiting Participants for purposes of the Minimum Aggregate Allocation Gateway, the permissive disaggregation rules under Regulation §1.410(b)-6(b)(3)(ii) and §1.410(b)-7(c)(3) will be applied. The Minimum Aggregate Allocation Gateway is subject to the following rules:

(a)

Minimum Aggregate Allocation Gateway Amount. The amount of the Minimum Aggregate Allocation Gateway is equal to the lesser of (1) 7.5% of Code §415(c)(3) Compensation; or (2) an Aggregate Normal Allocation Rate based upon the following formulae:

(1)

One-Third Formula. If the Aggregate Normal Allocation Rate of the HCE with the highest aggregate allocation rate is less than 15%, then the Aggregate Normal Allocation Rate for each NHCE must be at least one-third (1/3) of the Aggregate Normal Allocation Rate of the HCE with the highest Aggregate Normal Allocation Rate.

(2)

5% Formula. If the Aggregate Normal Allocation Rate of the HCE with the highest Aggregate Normal Allocation Rate is between 15% and 25%, then the Aggregate Normal Allocation Rate for each NHCE must be at least 5% of Code §415(c)(3) Compensation.

(3)

5% Plus Formula. If the Aggregate Normal Allocation Rate of the HCE with the highest Aggregate Normal Allocation Rate exceeds 25%, then the Aggregate Normal Allocation Rate for each NHCE must be at least 5% plus one percentage point for each five percentage point increment (or portion thereof) by which the Aggregate Normal Allocation Rate of the HCE with the highest Aggregate Normal Allocation Rate exceeds 25% (e.g., if the Aggregate Normal Allocation Rate of the HCE with the highest Aggregate Normal Allocation Rate exceeds 25% but not 30%, then the Aggregate Normal Allocation Rate for each NHCE must be at least 6%; if the Aggregate Normal Allocation Rate of the HCE with the highest Aggregate Normal Allocation Rate exceeds 30% but not 35%, then the Aggregate Normal Allocation Rate for each NHCE must be at least 7%).

(b)

Averaging of Equivalent Allocation Rates for NHCEs. For purposes of this definition, the Plan is permitted to treat each Non-Highly Compensated Employee who benefits under the defined benefit plan as having an equivalent normal allocation rate equal to the average of the equivalent normal allocation rates under the defined benefit plan for all Non-Highly Compensated Employees benefiting under that plan.

(c)	No Permitted Disparity. For purposes of this definition, the Aggregate Normal Allocation Rate must not take into account the imputation of permitted disparity under Regulation §1.401(a)(4)-7.

(d)

Compensation Limited to Compensation After Entry Date. For purposes of determining if the Minimum Aggregate Allocation Gateway of paragraph (a) has been satisfied, Code §415(c)(3) Compensation will be limited to the Participant's Code §415(c)(3) Compensation on and after a Participant's Entry Date of the Plan's component subject to the Minimum Aggregate Allocation Gateway.

(e)	Treatment of Otherwise Excludable Participants. For purposes of the Minimum Aggregate Allocation Gateway, Otherwise Excludable Participants will not be considered.

1.88

Minimum Allocation Gateway

. The term Minimum Allocation Gateway means, for Plan Years beginning on or after January 1, 2002, a minimum allocation that must be provided to each Non-Highly Compensated Employee who receives an allocation of any Non-Elective Contribution (including any ADP Safe Harbor Non-Elective Contribution) or any Qualified Non-Elective Contribution under this Plan (or any other defined contribution plan that is aggregated with this Plan) that performs the general test for non-discrimination based upon Equivalent Accrual Rates as set forth in Regulation § 1.401(a)(4)-8. Notwithstanding the above, in determining the Benefiting Participants for purposes of the Minimum Allocation Gateway, the permissive disaggregation rules under Regulation §1.410(b)-6(b)(3)(ii) and §1.410(b)-7(c)(3) will be applied. The Minimum Allocation Gateway is subject to the following rules:

(a)

Minimum Allocation Gateway Satisfied So Long As This Plan Is Not Aggregated With Any Defined Benefit Plan. The Minimum Allocation Gateway can be utilized so long as neither this Plan nor any other defined contribution plan (that is aggregated with this Plan) is aggregated with any defined benefit plan in applying the general test for non-discrimination based upon Equivalent Accrual Rates for the defined contribution plan(s). If this Plan or any other defined contribution plan (that is aggregated with this Plan) is aggregated with any defined benefit plan for purposes of applying the general test for non-discrimination based upon Equivalent Accrual Rates for the defined contribution plan(s), then the Minimum Allocation Gateway pursuant to this definition will not satisfy the requirements of Regulation §1.401(a)(4)-9.

(b)

Minimum Allocation Gateway Amount. The amount of the Minimum Allocation Gateway is equal to the lesser of (1) five percent (5%) of the Participant's Code §415(c)(3) Compensation; or (2) one-third of the Allocation Rate of the Highly Compensated Employee with the highest Allocation Rate.

(c)

Satisfaction of Minimum Allocation Gateway. The Minimum Allocation Gateway may be satisfied with any Non-Elective Contributions (including any ADP Safe Harbor Non-Elective Contributions) or any Qualified Non-Elective Contributions.

(d)	No Permitted Disparity. For purposes of this definition, allocations and Allocation Rates must not take into account the imputation of permitted disparity under §1.401(a)(4)-7.

(e)

Compensation Limited to Compensation After Entry Date. For purposes of determining if the Minimum Allocation Gateway of paragraph (b) has been satisfied, Code §415(c)(3) Compensation will be limited to the Participant's Code §415(c)(3) Compensation on and after a Participant's Entry Date of the Plan's component subject to the Minimum Allocation Gateway.

(f)	Treatment of Otherwise Excludable Participants. For purposes of the Minimum Allocation Gateway, Otherwise Excludable Participants will not be considered.

1.89

Named Fiduciary

. The term Named Fiduciary means the Administrator or other fiduciary named by the Administrator to control and manage the operation and administration of the Plan. To the extent authorized by the Administrator, a Named Fiduciary may delegate its responsibilities to a third party or parties. The Employer is also a Named Fiduciary.

1.90	NHCE . The term NHCE means a Non-Highly Compensated Employee.

1.91

Non-Elective Contribution

. The term Non-Elective Contribution means an ADP Safe Harbor Non-Elective Contribution, and/or a Non-Safe Harbor Non-Elective Contribution, depending on the context in which the term is used in the Plan. Furthermore, the term Non-Elective Contribution means any Top Heavy Minimum Allocation that may be required under the terms of the Plan.

1.92	Non-Highly Compensated Employee . The term Non-Highly Compensated Employee means any Employee who is not a Highly Compensated Employee.

1.93

Non-Key Employee

. The term Non-Key Employee means any Employee who is not a Key Employee. A former Key Employee (a Key Employee during any Plan Year prior to the Plan Year that includes the Determination Date) is a Non-Key Employee for purposes of determining whether such former Key Employee is required to receive a Top Heavy Minimum Allocation; however, a former Key Employee is ignored for purposes of determining whether the Plan is Top Heavy.

1.94	Non-Safe Harbor 401(k) Plan . The term Non-Safe Harbor 401(k) Plan means a 401(k) Plan which does not automatically satisfy the ADP Test under Code §401(k).

1.95	Non-Safe Harbor 401(m) Plan . The term Non-Safe Harbor 401(m) Plan means a 401(m) Plan which does not automatically satisfy the ADP Test under Code §401(m).

1.96

Non-Safe Harbor Matching Contribution

. The term Non-Safe Harbor Matching Contribution means an Employer contribution made to this or any other defined contribution plan on behalf of a Participant on account of a Participant's Elective Deferrals and/or a Participant's Voluntary Employee Contributions made by such Participant under a plan maintained by the Sponsoring Employer. Non-Safe Harbor Matching Contributions are not intended to automatically satisfy the ACP Test. Non-Safe Harbor Matching Contributions are not permitted.

1.97	Non-Safe Harbor Matching Contribution Account . The term Non-Safe Harbor Matching Contribution Account means the account to which a Participant's Non-Safe Harbor Matching Contributions are allocated.

1.98

Non-Safe Harbor Non-Elective Contribution

. The term Non-Safe Harbor Non-Elective Contribution means an Employer contribution that (a) is allocated to a Participant's Non-Safe Harbor Non-Elective Contribution Account, (b) the Participant may not elect to receive in cash until such contributions are distributed from the Plan; and (c) is not intended to be used to automatically satisfy the ADP Test.

1.99

Non-Safe Harbor Non-Elective Contribution Account

. The term Non-Safe Harbor Non-Elective Contribution Account means the account to which a Participant's Non-Safe Harbor Non-Elective Contributions are allocated.

1.100

Normal Accrual Rate

. The term Normal Accrual Rate means, for a Participant for a Plan Year, the increase in the Participant's accrued benefit (within the meaning of Code §411(a)(7)(A)(i)) during the measurement period, divided by the Participant's testing service during the measurement period, and expressed either as a dollar amount or as a percentage of the Participant's average annual Code §414(s) Compensation.

1.101

Normal Form of Distribution

. The term Normal Form of Distribution means the form in which a Participant's benefit will be distributed absent an election to the contrary, as set forth in Sections 5.1 , 5.3 and 5.4 .

1.102

Normal Retirement Age

. The term Normal Retirement Age means the later of Age 65 or the fifth anniversary of the date the Participant commenced participation in the Plan. There is no mandatory retirement Age under the terms of the Plan.

1.103	Normal Retirement Date . The term Normal Retirement Date means the same date a Participant reaches Normal Retirement Age.

1.104

Otherwise Excludable Participant

. The term Otherwise Excludable Participant means a Participant in the Plan (or a component of the Plan) who (a) has not satisfied the statutory minimum age and service requirements set forth in Code §410(a)(1)(A), and (b) has not reached such Participant's Hypothetical Entry Date.

1.105	Optional Form of Distribution . The term Optional Form of Distribution means a form of distribution other than the Normal Form of Distribution as set forth in Sections 5.1 , 5.3 and 5.4 .

1.106

Participant

. The term Participant means anyone who has met the eligibility and participation requirements under Article 2 of the Plan. In addition, if the Plan utilizes the failsafe allocation provisions of Section 3.13 , then the term Participant means any Employee who receives a failsafe allocation, even if such Employee is not an Eligible Employee and/or has not satisfied the eligibility and participation requirements of the Plan. Furthermore, the Sponsoring Employer may elect at any time to reclassify any Employee who had been excluded from participating in the Plan (or a component of the Plan) to be a Participant through a Plan amendment that is retroactively applied for one or more prior Plan Years because the Plan (or a component of the Plan) failed to satisfy for such Plan Year one of the tests set forth in Code §410(b)(1)(A), (B) or (C), or for any other reason required to maintain the tax exempt status of the Plan. However, an individual who is no longer an Employee will cease to be a Participant if his or her entire Plan benefit (a) is fully guaranteed by an insurance company and legally enforceable at the sole choice of such individual against such insurance company, provided that a contract, Policy, or certificate describing the individual's Plan benefits has been issued to such individual; (b) is paid in a lump sum distribution which represents such individual's entire interest in the Plan; or (c) is paid in some other form of distribution and the final payment thereunder has been made.

1.107

Participant's Account

. The term Participant's Account means the account to which is allocated a Participant's share of Employer contributions and Employee Contributions; earnings or losses; and, if applicable, Forfeitures. A Participant's Account will also include the proceeds of any Policies purchased on the Participant's life under Section 7.2 . Each Participant's Account will be divided (where applicable) into the following sub-accounts for accounting purposes: the Pre-Tax Elective Deferral Account; the Roth Elective Deferral Account; the Non-Safe Harbor Matching Contribution Account; the Non-Safe Harbor Non-Elective Contribution Account; the Qualified Matching Contribution Account; the Qualified Non-Elective Contribution Account; the ADP Safe Harbor Matching Contribution Account; the ADP Safe Harbor Non-Elective Contribution Account; the ACP Safe Harbor Matching Contribution Account; the Voluntary Employee Contribution Account; the Mandatory Employee Contribution Account; the Deemed IRA Contribution Account; the Rollover Contribution Account; the Transfer Account; and any other sub-accounts the Administrator may determine necessary from time to time.

1.108

Participant's Account Balance

. The term Participant's Account Balance means, for purposes of required minimum distributions under Section 5.9 , the balance of the Participant's Account as of the last Valuation Date in the Valuation Calendar Year, increased by any contributions made and allocated or forfeitures allocated to the Account as of dates in the Valuation Calendar Year after the Valuation Date and decreased by distributions made in the Valuation Calendar Year after the Valuation Date. The Participant's Account Balance for the Valuation Calendar Year includes any amounts rolled over or transferred to the Plan either in the Valuation Calendar Year or in the Distribution Calendar Year if distributed or transferred in the Valuation Calendar Year.

1.109

Permissive Aggregation Group

. The term Permissive Aggregation Group means a group consisting of the Required Aggregation Group plus any other plan or plans of the Employer which, when considered as a group with the Required Aggregation Group, would continue to satisfy the requirements of Code §401(a)(4) and §410.

1.110	Plan . The term Plan means the Universal Orlando 401(k) Retirement Plan, as amended from time to time.

1.111

Plan Year

. The term Plan Year means the Plan's 12 consecutive month accounting year beginning January 1st and ending the following December 31st. If the Plan Year is changed, a short Plan Year will be established beginning the day after the last day of the Plan Year in effect before the change and ending on the last day of the new Plan Year.

1.112	Policy . The term Policy means a life insurance policy or annuity contract purchased by the Plan pursuant to the provisions of Section 7.2 of the Plan.

1.113

Post-Severance Compensation

. The term Post-Severance Compensation means the following amounts that are paid within 2½ months after an Employee's Termination of Employment: (a) payments that, absent a Termination of Employment, would have been paid to the Employee while the Employee continued in employment with the Employer and are regular compensation for services during the Employee's regular working hours, compensation for services outside the employee's regular working hours (such as overtime or shift differential), commissions, bonuses, or other similar compensation; and (b) payments for accrued bona fide sick, vacation, or other leave, but only if the Employee would have been able to use the leave if employment had continued. Any other payment that is not described in clause (a) above and clause (b) above is not considered Post-Severance Compensation if paid after Termination of Employment, even if it is paid within 2½ months following Termination of Employment; for example, Post-Severance Compensation does not include amounts paid after Termination of Employment that are severance pay, unfunded nonqualified deferred compensation, or parachute payments within the meaning of Code §280G(b)(2). However, the rule of the prior sentence does not apply to payments to an individual who does not currently perform services for the Employer by reason of qualified military service (as that term is used in Code §414(u)(1)) to the extent those payments do not exceed the amounts the individual would have received if the individual had continued to perform services for the Employer rather than entering qualified military service; those payments are considered Compensation.

1.114	Pre-Tax Elective Deferral . The term Pre-Tax Elective Deferral means an Elective Deferral that is not includible in gross income at the time deferred.

1.115	Pre-Tax Elective Deferral Account . The term Pre-Tax Elective Deferral Account means the sub-account of a Participant's Account to which his or her Pre-Tax Elective Deferrals are allocated.

1.116

Primarily Defined Benefit in Character

. The term Primarily Defined Benefit in Character means, for Plan Years beginning on or after January 1, 2002, a combination of defined benefit plan(s) and defined contribution plan(s) in which, for more than 50% of Non-Highly Compensated Employees benefiting under the combination of defined benefit and defined contribution plans, the Normal Accrual Rate for the Non-Highly Compensated Employees attributable to benefits provided by the defined benefit plan(s) that are part of the combination exceeds the Equivalent Accrual Rate for the Non-Highly Compensated Employees attributable to contributions under the defined contribution plan(s) that are part of the combination.

1.117

Prior Year Testing Method

. The term Prior Year Testing Method means the nondiscrimination testing method in which (a) for purposes of the ADP Test, the ADP for Participants who are HCEs for the Plan Year being tested is compared to the ADP for Participants who are NHCEs for the Plan Year prior to the Plan Year being tested; and (b) for purposes of the ACP Test, the ACP for Participants who are HCEs for the Plan Year being tested is compared to the ACP for Participants who are NHCEs for the Plan Year prior to the Plan Year being tested.

1.118	QJSA . The term QJSA means a Qualified Joint and Survivor Annuity.

1.119	QMAC . The term QMAC means a Qualified Matching Contribution.

1.120	QMAC Account . The term QMAC Account means a Qualified Matching Contribution Account.

1.121	QNEC . The term QNEC means a Qualified Non-Elective Contribution.

1.122	QNEC Account . The term QNEC Account means a Qualified Non-Elective Contribution Account.

1.123	QPSA . The term QPSA means a Qualified Pre-Retirement Survivor Annuity.

1.124

Qualified Joint and Survivor Annuity

. The term Qualified Joint and Survivor Annuity means, with respect to a Participant who is married on the Annuity Starting Date and has not died before such date, an immediate annuity for the life of the Participant with a survivor benefit for the life of the Participant's surviving Spouse which is not less than 50% nor more than 100% of the annuity that is payable during the joint lives of the Participant and his or her Spouse and which is the amount of benefit which can be purchased with the Participant's Vested Aggregate Account balance. The survivor benefit will be 50% unless a higher percentage is elected by the Participant at the time that the Qualified Joint and Survivor Annuity is to be distributed. With respect to a Participant who is not married on the Annuity Starting Date and has not died before such date, the term "Qualified Joint and Survivor Annuity" means an immediate annuity for his or her life.

1.125

Qualified Matching Contribution

. The term Qualified Matching Contribution means an Employer contribution made to this or any other defined contribution plan on behalf of a Participant on account of Elective Deferrals, Voluntary Employee Contributions, and/or Mandatory Employee Contributions made by such Participant under a plan maintained by the Sponsoring Employer, that is subject to the distribution (but financial hardship distributions are not permitted) and nonforfeitability requirements of Code §401(k) when made to the Plan. Qualified Matching Contributions are available for either the ADP Test or the ACP Test. Qualified Matching Contributions may be used to satisfy the Top Heavy Minimum Allocation requirement pursuant to Section 3.12(e) . Qualified Matching Contributions can only be distributed upon the earliest to occur of the following dates: (a) a Participant Terminates Employment (separates from service, for Plan Years beginning before 2002) with the Employer; (b) a Participant dies; (c) a Participant suffers a Disability; (d) an event that is described in Code §401(k)(10) occurs; or (e) a Participant reaches Age 59½ (if on or before such date, a pre-retirement in-service withdrawal of Qualified Matching Contributions is permitted under Section 5.17 ). With respect to clause (d) of the prior sentence, Qualified Matching Contributions can be distributed (in a lump sum only) upon termination of the Plan, so long as the Sponsoring Employer (or an Affiliated Employer) does not maintain an alternative defined contribution plan at any time during the period beginning on the date of Plan termination and ending 12 months after all assets have been distributed from the terminated Plan. However, if at all times during the 24-month period beginning 12 months before the date of Plan's termination, fewer than 2% of the Employees who were eligible to participate in the 401(k) Plan as of the date of the Plan's termination are eligible to participate in the other defined contribution plan, the other defined contribution plan is not an alternative defined contribution plan. In addition, a defined contribution plan is not an alternative defined contribution plan if the defined contribution plan is an employee stock ownership plan as defined in Code §4975(e)(7) or Code §409(a), a simplified employee pension as defined in Code §408(k), a SIMPLE IRA plan as defined in Code §408(p), a plan or contract that is described in Code §403(b), or a plan that is described in Code §457(b) or Code §457(f).

1.126

Qualified Matching Contribution Account

. The term Qualified Matching Contribution Account means the sub-account of a Participant's Account to which his or her Qualified Matching Contributions are allocated.

1.127

Qualified Non-Elective Contribution

. The term Qualified Non-Elective Contribution means an Employer contribution (other than a Matching Contribution or a Qualified Matching Contribution) that is allocated to Participant's Account and that satisfies the following requirements: (a) a Qualified Non-Elective Contribution may be used for the purpose of satisfying either the ADP or ACP Test; (b) a Participant may not elect to receive a Qualified Non-Elective Contribution in cash until distributed from the Plan; (c) a Qualified Non-Elective Contribution is subject to the distribution (but financial hardship distributions are not permitted) and nonforfeitability requirements of Code §401(k) when made to the Plan. Qualified Non-Elective Contributions may be used to satisfy the Top Heavy Minimum Allocation requirement under Section 3.12(e) . Any allocation formula for a Qualified Non-Elective Contribution must satisfy the additional requirements in Regulation §1.401(k)-2(a)(6) in order to be used in the ADP Test and Regulation §1.401(m)-2(a)(6) in order to be used in the ACP Test. Qualified Non-Elective Contributions can only be distributed upon the earliest to occur of the following dates: (a) a Participant Terminates Employment (separates from service, for Plan Years beginning before 2002) with the Employer; (b) a Participant dies; (c) a Participant suffers a Disability; (d) an event that is described in Code §401(k)(10) occurs; or (e) a Participant reaches Age 59½ (if on or before such date, a pre-retirement in-service withdrawal of Qualified Non-Elective Contributions is permitted under Section 5.17 ). With respect to clause (d) of the prior sentence, Qualified Non-Elective Contributions can be distributed (in a lump sum only) upon Plan termination so long as the Sponsoring Employer (or an Affiliated Employer) does not maintain an alternative defined contribution plan at any time during the period beginning on the date of Plan termination and ending 12 months after all assets have been distributed from the terminated Plan. However, if at all times during the 24-month period beginning 12 months before the date of Plan termination, fewer than 2% of the Employees who were eligible to participate in the 401(k) Plan as of the date of Plan termination are eligible to participate in the other defined contribution plan, the other defined contribution plan is not an alternative defined contribution plan. A defined contribution plan is also not an alternative defined contribution plan if the defined contribution plan is an employee stock ownership plan as defined in Code § 4975(e)(7) or Code §409(a), a simplified employee pension as defined in Code §408(k), a SIMPLE IRA plan as defined in Code §408(p), a plan or contract that is described in Code §403(b), or a plan described in Code §457(b) or §457(f).

1.128

Qualified Non-Elective Contribution Account

. The term Qualified Non-Elective Contribution Account means the sub-account of a Participant's Account to which Qualified Non-Elective Contributions are allocated.

1.129

Qualified Pre-Retirement Survivor Annuity

. The term Qualified Pre-Retirement Survivor Annuity means a survivor annuity for the life of a deceased Participant's surviving Spouse which is equal to the amount of benefit which can be purchased by 50% of the deceased Participant's Vested Aggregate Account determined at the date of death. In determining a Participant's Vested Aggregate Account hereunder, any security interest held by the Plan because of a loan outstanding to the Participant will be taken into consideration and, if applicable, the Participant's own deductible contributions made for Plan Years prior to January 1, 1989 will be disregarded.

1.130

Reemployment Commencement Date

. The term Reemployment Commencement Date means the first day on which an Employee performs an Hour of Service for an Employer or an Affiliated Employer following the Employee's Termination of Employment.

1.131

Regulation

. The term Regulation means any regulation as promulgated by the Secretary of the Treasury or delegates of the Treasury Department, as amended and/or renumbered from time to time. If this Plan references a regulation that is promulgated by any other Department, Agency, Commission, or other federal entity, then the name of such Department, Agency, Commission, or other federal entity will be referenced with such regulation.

1.132

Representative Contribution Rate

. The term Representative Contribution Rate means the lowest Applicable Contribution Rate of any Participant who is a NHCE among a group of Participants who are NHCEs that consists of half of all Participants who are NHCEs for the Plan Year (or, if greater, the lowest Applicable Contribution Rate of any Participant who is a NHCE in the group of all Participants who are NHCEs for the Plan Year and who is employed by the Sponsoring Employer on the last day of the Plan Year).

1.133	Representative Matching Rate . The term Representative Matching Rate means the following:

(a)

Matching Contributions With Respect to Elective Deferrals. If the Plan provides a Matching Contribution with respect to a Participant's Elective Deferrals, then the lowest Matching Rate for any Participant who is a NHCE among a group of Participants who are NHCEs that consists of half of all Participants who are NHCEs in the Plan for the Plan Year who make Elective Deferrals for the Plan Year (or, if greater, the lowest Matching Rate for all Participants who are NHCEs in the Plan who are employed by the Sponsoring Employer on the last day of the Plan Year and who make Elective Deferrals for the Plan Year).

(b)

Matching Contributions With Respect to Elective Deferrals and Employee Contributions. If the Plan provides a Matching Contribution with respect to the sum of a Participant's Employee Contributions and Elective Deferrals, then the lowest Matching Rate for any Participant who is a NHCE among a group of Participants who are NHCEs that consists of half of all Participants who are NHCEs in the Plan for the Plan Year who make either Employee Contributions or Elective Deferrals for the Plan Year (or, if greater, the lowest Matching Rate for all Participants who are NHCEs in the Plan who are employed by the Sponsoring Employer on the last day of the Plan Year and who make either Employee Contributions or Elective Deferrals for the Plan Year).

(c)

Matching Contributions With Respect to Employee Contributions. If the Plan provides a Matching Contribution with respect to a Participant's Employee Contributions (but not Elective Deferrals), then the lowest Matching Rate for any Participant who is a NHCE among a group of Participants who are NHCEs that consists of half of all Participants who are NHCEs in the Plan for the Plan Year who make Employee Contributions for the Plan Year (or, if greater, the lowest Matching Rate for all Participants who are NHCEs in the Plan who are employed by the Sponsoring Employer on the last day of the Plan Year and who make Employee Contributions for the Plan Year).

1.134

Required Aggregation Group

. The term Required Aggregation Group means a group consisting of (a) each qualified plan of the Employer in which at least one Key Employee participates or participated at any time during the Plan Year containing the Determination Date or any of the four preceding Plan Years (regardless of whether the plan has terminated); and (b) any other qualified plan of the Employer which enables a plan described in clause (a) above to satisfy the requirements of Code §401(a)(4) or §410.

1.135

Required Beginning Date

. The term Required Beginning Date means, with respect to a Participant who is a 5% owner as defined in Code §416(i)(1)(B)(i), April 1st of the calendar year following the calendar year in which the Participant reaches Age 70½. With respect to Participants who are not 5% owners, Required Beginning Date means April 1st of the calendar year following the later of the calendar year in which the Participant reaches Age 70½ or the calendar year in which the Participant actually retires, subject to paragraphs (a), (b) and (c) below:

(a)

Election to Defer Distribution. Any Participant (other than a 5% owner) who attains Age 70½ in years after 1995 may elect by April 1 of the calendar year following the year in which the Participant attains Age 70½ (or by December 31, 1997 in the case of a Participant who attains Age 70½ in 1996), to defer distributions until April 1 of the calendar year following the calendar year in which the Participant retires. If no such election is made, the Participant will begin receiving distributions by April 1 of the calendar year following the calendar year in which the Participant attains Age 70½.

(b)

Election to Suspend Distribution. Any Participant (other than a 5% owner) who attains age 70½ in years prior to 1997 may elect to stop distributions and then recommence such distributions by April 1 of the calendar year following the calendar year in which the Participant retires. In such an event, the Administrator may, on a uniform non-discriminatory basis, elect that a new Annuity Starting Date will begin upon the Participant's distribution recommencement date.

(c)

Elimination of Pre-Retirement Age 70½ Distribution Option. The pre-retirement Age 70½ distribution option will only be eliminated for Employees who reach Age 70½ in or after a calendar year that begins after the later of December 31, 1998, or the adoption date of this amended Plan. The pre-retirement Age 70 ½ distribution option is an optional form of benefit under which benefits payable in a particular distribution form (including any modifications that may be elected after benefit commencement) begin at a time during the period that begins on or after January 1st of the calendar year in which an Employee reaches Age 70½ and ends April 1 of the immediately following calendar year.

1.136	Rollover . The term Rollover means a Rollover Contribution.

1.137

Rollover Contribution

. The term Rollover Contribution means an amount which is eligible for tax free rollover treatment and is transferred to this Plan from one or more of the plans the Sponsoring Employer elects, which plans, effective as of January 1, 2002 (or such later date pursuant to written procedures established and adopted by the Administrator), may include (a) a qualified plan under Code §401(a); (b) a qualified annuity plan under Code §403(a); (c) a qualified annuity under Code §403(b); (d) an individual retirement account under Code §408(a), without regard to whether the individual retirement account is a "conduit individual retirement account"; (d) an individual retirement annuity under Code §408(b), without regard to whether the individual retirement annuity is a "conduit individual retirement annuity"; and (e) an eligible plan under Code §457(b) which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state. If this Plan accepts a Rollover Contribution of Roth Elective Deferrals, it will separately account for the Roth Elective Deferrals and for any prior (and subsequent) earnings or losses attributable to such Roth Elective Deferrals. A direct or indirect transfer as defined in Code §401(a)(11) of assets from a defined benefit plan, a money purchase plan, a target benefit plan, a stock bonus plan, or a profit sharing plan that provided for a life annuity form of payment to the Participant will not be considered a Rollover Contribution, but will be considered a Transfer Contribution. Similarly, any Elective Deferrals (including QNECs, QMACs, and ADP Safe Harbor Contributions) which are transferred to this Plan in a direct or indirect trustee-to-trustee transfer from another qualified plan and which are subject to the limitations in Regulation §1.401(k)-1(d) will not be considered a Rollover Contribution but a Transfer Contribution.

1.138	Rollover Contribution Account . The term Rollover Contribution Account means the account to which a Participant's Rollover Contributions, if any, are allocated.

1.139	Rollover Participant . The term Rollover Participant means an Employee who has made a Rollover Contribution into the Plan but who is not eligible to participate in any other component of the Plan.

1.140

Roth Elective Deferral

. The term Roth Elective Deferral means a Participant's Elective Deferral that (a) is includible in the Participant's gross income at the time that the Elective Deferral is deferred, and (b) has been irrevocably designated as a Roth Elective Deferral by the Participant in his or her deferral election. Roth Elective Deferrals are not currently permitted.

1.141

Roth Elective Deferral Account

. The term Roth Elective Deferral Account means the account into which a Participant's Roth Elective Deferrals are allocated and deposited. No contributions other than Roth Elective Deferrals and properly attributable earnings will be credited to each Participant's Roth Elective Deferral Account; and gains, losses and other credits or charges will be allocated on a reasonable and consistent basis to such Roth Elective Deferral Account. The Plan will maintain a record of the amount of Roth Elective Deferrals in each Participant's Roth Elective Deferral Account. Distributions from a Participant's Roth Elective Deferral Account (other than corrective distributions) are not includible in the Participant's gross income if the distribution is made after 5 years and after the Participant's death, disability, or age 59½. Earnings on corrective distributions of Roth Elective Deferrals are includible in the Participant's gross income in the same manner as earnings on corrective distributions of Pre-tax Elective Deferrals; however, corrective distributions of Roth Elective Deferrals are not includible in the Participant's gross income.

1.142

Rule of Parity

. The term Rule of Parity means a rule that is used for purposes of determining an Employee's eligibility to participate in the Plan, Vesting, and benefit accrual/allocation (if applicable) to determine the Year(s) of Service or 1-Year Period(s) of Service of a non-Vested Employee who Terminates Employment and is subsequently reemployed by the Employer after incurring a Break in Service, determined as follows: Year(s) of Service or 1-Year Period(s) of Service, as applicable, completed prior to the Employee's Break(s) in Service will not be counted if the Employee's total number of consecutive Break(s) in Service equals or exceeds the greater of (a) five, or (b) the Employee's aggregate number of Year(s) of Service or 1-Year Period(s) of Service, as applicable, credited prior to incurring the Break(s) in Service. In computing an Employee's aggregate number of Year(s) of Service or 1-Year Period(s) of Service under this Section, Year(s) of Service or 1-Year Period(s) of Service, as applicable, previously disregarded under prior applications of the Rule of Parity will not be counted.

1.143

Safe Harbor Code §415 Compensation

. The term Safe Harbor Code §415 Compensation means an Employee's compensation as determined under Regulation §1.415-2(d)(10), to wit: Earned Income, wages, salaries, fees for professional services and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the Sponsoring Employer maintaining the Plan to the extent that the amounts are includable in gross income (including, but not limited to, commissions paid salespersons, compensation for services based on a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, and reimbursements, or other expense allowances under a non-accountable plan as described in Regulation §1.62-2(c)). Safe Harbor Code §415 Compensation includes amounts paid or made available to the Employee. An Employee's Safe Harbor Code §415 Compensation will be determined in accordance with the following provisions:

(a)

Exclusion of Certain Amounts. Safe Harbor Code §415 Compensation does not include the following: (1) Employer contributions made by the Employer to a plan of deferred compensation to the extent that, before the application of the Code §415 limitations to that plan, the contributions are not includible in the Employee's gross income for the taxable year in which contributed; Employer contributions made on behalf of an Employee to a simplified employee pension described in Code §408(k) for the taxable year in which contributed; and any distributions from a plan of deferred compensation for Code §415 purposes, regardless of whether such amounts are includible in the Employee's gross income when distributed; (2) Amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by an Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture; (3) Amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; and (4) Other amounts which receive special tax benefits, such as premiums for group-term life insurance (but only to the extent that the premiums are not includible in the gross income of the employee), or contributions made by an Employer (whether or not under a salary deferral agreement) towards the purchase of an annuity described in Code §403(b) (regardless of whether such the contributions are excludible from an Employee's gross income).

(b)

Inclusion of Certain Amounts. Safe Harbor Code §415 Compensation includes any elective deferral as defined in Code §402(g)(3) and any amount which is contributed or deferred by the Employer at the election of the Employee which are not includible in gross income by reason of Code §125 (including Deemed Code §125 Compensation), Code §132(f)(4), or Code §457.

(c)	Treatment of Post-Severance Compensation. Effective January 1, 2005, Safe Harbor Code §415 Compensation includes Post-Severance Compensation.

1.144

Safe Harbor 401(k) Contribution

. The term Safe Harbor 401(k) Contribution means, collectively or separately, depending on the context in which the term is used, an ACP Safe Harbor Matching Contribution, an ADP Safe Harbor Matching Contribution, and/or an ADP Safe Harbor Non-Elective Contribution.

1.145	Safe Harbor 401(k) Plan . The term Safe Harbor 401(k) Plan means a 401(k) Plan which automatically satisfies the ADP Test under Code §401(k), pursuant to Section 3.16 .

1.146	Safe Harbor 401(m) Plan . The term Safe Harbor 401(m) Plan means a 401(m) Plan which automatically satisfies the ACP Test under Code §401(m), pursuant to Section 3.17 .

1.147

Safe Harbor Notice

. The term Safe Harbor Notice means a written notice provided by the Employer to all Eligible Employees in accordance with Regulation §1.401(k)-3(d) and/or §1.401(m)-3(e) and complies with the requirements of Section 3.16 and/or 3.17 . In addition to any other election periods that may be provided under the Plan, each Eligible Employee may make an initial Elective Deferral election or modify a prior Elective Deferral election during the 30-day period immediately following his or her receipt of a Safe Harbor Notice.

1.148

Safe Harbor Participant

. The term Safe Harbor Participant means each Employee who satisfies all of the following conditions: (a) the Employee is an Eligible Employee for Safe Harbor 401(k) Contribution purposes as set forth in a Safe Harbor 401(k) Addendum; (b) the Employee has satisfied the age and/or service requirements for Safe Harbor 401(k) Contribution purposes as set forth in a Safe Harbor 401(k) Addendum (unless such requirements have been waived with respect to the Employee as set forth in a Safe Harbor 401(k) Addendum; (c) the Employee has entered the Plan as a Participant for Safe Harbor 401(k) Contribution purposes as set forth in a Safe Harbor 401(k) Addendum; and (d) the Employee is eligible to make an Elective Deferral to the Plan at any time during the Plan Year or would be eligible to make Elective Deferrals but for a suspension due to a financial hardship distribution or a statutory limitation (such as the limits of Code §402(g) or §415).

1.149

Self-Employed Individual

. The term Self-Employed Individual means an individual who owns an interest in the Employer (other than a stock interest) and has Earned Income for the taxable year from the trade or business for which the Plan is established or would have had Earned Income but for the fact that the trade or business had no net profits for the taxable year.

1.150	Service . The term Service means Years of Service.

1.151	Sponsoring Employer . The term Sponsoring Employer means Universal Development Partners, Ltd d/b/a Universal Orlando (and any successor thereto that elects to assume sponsorship of this Plan).

1.152	Spousal . The term Spousal means of, or related to, a Spouse.

1.153

Spouse

. The term Spouse means the person to whom a Participant is legally married. Furthermore, a former Spouse will be treated as the Participant's Spouse or surviving Spouse to the extent provided under a qualified domestic relations order as described in Code §414(p).

1.154

Statutory Code §415 Compensation

. The term Statutory Code §415 Compensation means, in applying the Code §415 limits, an Employee's compensation as determined under Regulation §1.415-2(d)(2) and (3), to wit:

(a)

Amounts Includable as Statutory Code §415 Compensation. Statutory Code §415 Compensation includes all of the following: (1) wages, salaries, fees for professional services and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the Sponsoring Employer maintaining the Plan to the extent that the amounts are includable in gross income (including, but not limited to, commissions paid salespersons, compensation for services based on a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, and reimbursements, or other expense allowances under a non-accountable plan as described in Regulation §1.62-2(c)); (2) in the case of a Self-Employed Individual, Earned Income; (3) amounts described in Code §104(a)(3), §105(a) and 105(h), but only to the extent these amounts are includible in the gross income of the Employee; (4) amounts paid or reimbursed by the Employer for moving expenses incurred by the Employee, but only to the extent that at the time of the payment it is reasonable to believe that these amounts are not deductible by the Employee under Code §217; (5) the value of a non-qualified stock option granted to an Employee by the Employer, but only to the extent that the value of the option is includible in the gross income of the Employee for the taxable year in which granted; and (6) the amount includible in the gross income of an Employee upon making the election described in Code §83(b). Clauses (1) and (2) above include foreign earned income (as defined in Code §911(b)), regardless of whether excludible from gross income under Code §911. Compensation determined under clause (1) above is to be determined without regard to the exclusions from gross income in Code §931 and §933. Similar principles are to be applied with respect to income subject to Code §931 and §933 in determining compensation described in clause (2). Statutory Code §415 Compensation includes amounts paid or made available to the Employee.

(b)

Exclusion of Certain Amounts. Statutory Code §415 Compensation does not include (1) Employer contributions made by the Employer to a plan of deferred compensation to the extent that, before the application of the Code §415 limitations to that plan, the contributions are not includible in the Employee's gross income for the taxable year in which contributed; Employer contributions made on behalf of an Employee to a simplified employee pension described in Code §408(k) for the taxable year in which contributed; and any distributions from a plan of deferred compensation for Code §415 purposes, regardless of whether such amounts are includible in the Employee's gross income when distributed; (2) amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by an Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture; (3) amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; and (4) other amounts which receive special tax benefits, such as premiums for group-term life insurance (but only to the extent that the premiums are not includible in the gross income of the employee), or contributions made by an Employer (whether or not under a salary deferral agreement) towards the purchase of an annuity described in Code §403(b) (regardless of whether such the contributions are excludible from an Employee's gross income).

(c)

Inclusion of Certain Amounts. Statutory Code §415 Compensation includes any elective deferral as defined in Code §402(g)(3) and any amount which is contributed or deferred by the Employer at the election of the Employee which are not includible in gross income by reason of Code §125 (including Deemed Code §125 Compensation), Code §132(f)(4), or Code §457.

(d)	Treatment of Post-Severance Compensation. Effective January 1, 2005, Statutory Code §415 Compensation includes Post-Severance Compensation.

1.155	Terminated (or Terminates) Employment . The terms Terminated Employment and Terminates Employment mean that a person has incurred a Termination of Employment.

1.156	Terminated Participant . The term Terminated Participant means a Participant who has Terminated Employment for reasons other than retirement, death or Disability.

1.157

Termination of Employment

. The term Termination of Employment means that a person ceases to be an Employee with the Employer or an Affiliated Employer, taking into account the following: (1) the existence of a controlled group; (2) the existence of an affiliated service group; (3) whether the person has gone to work for an Adopting Employer; (4) whether the person's new employer has been substituted as the sponsor of the Plan (or a spun-off portion of the Plan); and (5) whether there has been a transfer of Plan assets and liabilities of the person's benefits from this Plan to a plan sponsored by the person's new employer.

1.158

Top Heavy

. The term Top Heavy means for the Plan Year containing the Determination Date that (a) the Top Heavy Ratio for this Plan exceeds 60% and this Plan is not part of any Required Aggregation Group or Permissive Aggregation Group; or (b) this Plan is a part of a Required Aggregation Group but not part of a Permissive Aggregation Group and the Top Heavy Ratio for the Required Aggregation Group exceeds 60%; or (c) this Plan is a part of a Required Aggregation Group and part of a Permissive Aggregation Group and the Top Heavy Ratio for the Permissive Aggregation Group exceeds 60%.

1.159	Top Heavy Minimum Allocation . The term Top Heavy Minimum Allocation means an amount of Employer contributions and Forfeitures that is subject to the following rules:

(a)

DB Plan not Part of Required Aggregation Group or Permissive Aggregation Group with This Plan. If a defined benefit plan is not part of a Required Aggregation Group or a Permissive Aggregation Group with this Plan, then the Top Heavy Minimum Allocation equals an Employee's Code §415(c)(3) Compensation multiplied by the lesser of (1) three percent (3%), or (2) the largest percentage of Employer contributions (including any Elective Deferrals made on behalf of a Key Employee to a 401(k) Plan maintained by the Employer) and Forfeitures that are allocated to the Participant's Account of a Key Employee for that Plan Year, expressed as a percentage of such Key Employee's Code §415(c)(3) Compensation.

(b)

Certain Contributions Cannot Be Used to Satisfy Top Heavy Minimum Allocation. Elective Deferrals that are made on behalf of a Participant to a 401(k) Plan (and, for Plan Years beginning before 2002, Matching Contributions) cannot be used to satisfy the Top Heavy Minimum Allocation.

(c)	Social Security Contribution Disregarded. The Top Heavy Minimum Allocation is determined without regard to any Social Security contribution.

(d)

Forfeiture of Top Heavy Minimum Allocation. The Top Heavy Minimum Allocation (to the extent required to be nonforfeitable under Code §416(b)) may not be forfeited under Code §411(a)(3)(B) or §411(a)(3)(D).

1.160

Top Heavy Ratio

. The term Top Heavy Ratio means for Plan Years beginning on or after January 1, 2002, in determining if this Plan is Top Heavy, a ratio that is calculated in accordance with the following provisions:

(a)

Employer Only Maintains DC Plans. If the Employer maintains one or more defined contribution plans (including any Simplified Employee Pension Plan) and the Employer has not maintained any defined benefit plan which during the 5-year period ending on the Determination Date(s) has or has had accrued benefits, then the Top Heavy Ratio for this Plan alone, for the Required Aggregation Group, or for the Permissive Aggregation Group as appropriate is a fraction, the numerator of which is the sum of the Participant's Account balances of all Key Employees as of the Determination Date(s) (including any part of any Participant's Account balance distributed during the 1-year period ending on the Determination Date(s); however, including any part of any Participant's Account balance distributed during the 5-year period ending on the Determination Date in the case of a distribution made for a reason other than Termination of Employment, death, or Disability), and the denominator of which is the sum of all Participant's Account balances (including any part of any Participant's Account balance distributed in the 1-year period ending on the Determination Date(s); however, including any part of any Participant's Account balance distributed during the 5-year period ending on the Determination Date in the case of a distribution made for a reason other than Termination of Employment, death, or Disability), both computed in accordance with Code §416 and the Regulations thereunder. Both the numerator and denominator of the Top Heavy Ratio are increased to reflect any contribution that is not actually made as of the Determination Date, but which is required to be taken into account on that Determination Date under Code §416 and the Regulations thereunder.

(b)

Employer Maintains Both DB and DC Plans. If the Employer maintains one or more defined contribution plans (including any Simplified Employee Pension Plan) and the Employer maintains or has maintained one or more defined benefit plans which during the 5-year period ending on the Determination Date(s) has or has had any accrued benefits, then the Top Heavy Ratio for any Required Aggregation Group or for any Permissive Aggregation Group as appropriate is a fraction, the numerator of which is the sum of the Participant's Account balances under the aggregated defined contribution plan or plans for all Key Employees, determined in accordance with paragraph (a) above, and the present value of accrued benefits under the aggregated defined benefit plan or plans for all Key Employees as of the Determination Date(s), and the denominator of which is the sum of the Participant's Account balances under the aggregated defined contribution plan or plans for all Participants, determined in accordance with paragraph (a) above, and the present value of accrued benefits under the defined benefit plan or plans for all Participants as of the Determination Date(s), all determined in accordance with Code §416 and the Regulations thereunder. The accrued benefits under a defined benefit plan in both the numerator and denominator of the Top Heavy Ratio are increased for any distribution of an accrued benefit made in the 1-year period ending on the Determination Date (or the 5-year period ending on the Determination Date in the case of a distribution made for a reason other than Termination of Employment, death, or Disability).

(c)

Value of Participant's Account Balances and the Present Value of Accrued Benefits. For purposes of paragraphs (a) and (b), the value of the Participant's Account balances and the present value of accrued benefits will be determined as of the most recent Valuation Date that falls within or ends with the 12-month period ending on the Determination Date, except as provided in Code §416 and the Regulations for the first and second Plan Years of a defined benefit plan. The Participant's Account balances and accrued benefits will be disregarded for a Participant (1) who is not a Key Employee during the 12-month period ending on the Determination Date but was a Key Employee in a prior year, or (2) who has not been credited with at least one Hour of Service with any Employer maintaining the Plan at any time during the 1-year period ending on the Determination Date. The calculation of the Top Heavy Ratio and the extent to which distributions, Rollover Contributions, and Transfer Contributions are taken into account will be made in accordance with Code §416 and the Regulations thereunder. Deductible employee contributions will not be taken into account in computing the Top Heavy Ratio. When aggregating plans, the value of the Participant's Account balances and accrued benefits will be calculated with reference to the Determination Dates that fall within the same calendar year. The accrued benefit of a Participant other than a Key Employee will be determined under (1) the method, if any, that uniformly applies for accrual purposes under all defined benefit plans maintained by the Employer, or (2) if there is no such method, then as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of Code §411(b)(1)(C).

(d)

Computing Present Values. In establishing the present value of accrued benefits to compute the Top Heavy Ratio, benefits not in pay status are handled on the basis that retirement occurs on the automatic vesting date or, if later, the date of reference. Benefits are discounted only for interest and mortality. Unless different actuarial assumptions are elected in an administrative policy that is promulgated under Section 8.6 by the Administrator, the following factors apply: (1) with respect to the interest assumption: (i) pre-retirement: 6% interest, and (ii) post-retirement: 5% interest; and (2) with respect to the mortality assumption: (i) pre-retirement: no mortality assumption, and (ii) post-retirement: the mortality assumption will be the 1994 Group Annuity Reserving Mortality Table projected to 2002 based on a fixed blend of 50% of the unloaded Male mortality rates and 50% of the unloaded Female mortality rates (the 1994 GAR Mortality Table) as set forth in Revenue Ruling 2001-62.

1.161

Transfer Contribution

. The term Transfer Contribution means a non-taxable transfer of a Participant's benefit directly or indirectly from another qualified plan to this Plan. Transfer Contributions include assets transferred to this Plan from another plan as a result of a merger or similar transaction involving this Plan and the other plan. Any direct or indirect transfer as defined in Code §401(a)(11) of assets from a defined benefit plan, a money purchase plan, a target benefit plan, a stock bonus plan, or a profit sharing plan that provided for a life annuity form of payment to the Participant will be considered a Transfer Contribution. Elective Deferrals (including QNECs, QMACs, and ADP Safe Harbor Contributions) which are transferred to this Plan in a direct or indirect trustee-to-trustee transfer from another qualified plan and which remain subject to the limitations in Regulation §1.401(k)-1(d) will be considered a Transfer Contribution. The assets that are transferred from another qualified plan in a plan-to-plan elective transfer pursuant to Section 11.4 will also be considered a Transfer Contribution.

1.162	Transfer Contribution Account . The term Transfer Contribution Account means the account to which a Participant's Transfer Contributions, if any, are allocated.

1.163	Trustee . The term Trustee means the persons or entity named as trustee or trustees of the Trust.

1.164	Trust (or Trust Fund) . The term Trust or Trust Fund means the assets of the Plan.

1.165

Valuation Calendar Year

. The term Valuation Calendar Year means, for purposes of required minimum distributions under Section 5.9 , the calendar year immediately preceding a Distribution Calendar Year.

1.166

Valuation Date

. The term Valuation Date means the date when the Trustee determines the value of the Trust Fund. A Valuation Date of the Trust Fund must occur as of the last day of each Plan Year. However, the Administrator can value all or any portion of the assets of the Trust Fund more frequently, including, but not limited to, semi-annually, quarterly, monthly, or daily; the Administrator may implement any additional Valuation Dates for any reason. For purposes of calculating the Top Heavy Ratio, the term "Valuation Date" means the date when the Participant's Account balances or accrued benefits are valued.

1.167

Vested Aggregate Account

. The term Vested Aggregate Account means a Participant's Vested Interest in the aggregate value of his or her Participant's Account and any accounts attributable to the Participant's own Plan contributions (including the Participant's Rollover Contribution Account and Transfer Contribution Account).

1.168

Vested, Vested Interest or Vesting

. The terms Vested, Vested Interest and Vesting mean a Participant's nonforfeitable percentage in an account maintained on his or her behalf under the Plan. A Participant's Vested Interest in his or her Participant's Account will be determined in accordance with Section 4.6 .

1.169

Vesting Computation Period

. The term Vesting Computation Period means a period of twelve consecutive months which is used for purposes of determining a Participant's Vested Interest in the Plan (or a component of the Plan). Each Vesting Computation Period will consist of each Plan Year.

1.170	Voluntary Employee Contribution . The term Voluntary Employee Contribution means an Employee Contribution which is made voluntarily to the Plan by a Participant.

1.171	Voluntary Employee Contribution Account . The term Voluntary Employee Contribution Account means the sub-account to which a Participant's Voluntary Employee Contributions, if any, are allocated.

1.172

Year of Service

. The term Year of Service means, with respect to any provision of the Plan in which service is determined by the Counting of Hours Method, a computation period described below during which an Employee is credited with at least a specified number of Hours of Service with the Employer, an Affiliated Employer, or an Adopting Employer, determined in accordance with the following provisions:

(a)

Year of Service for Eligibility. For any Plan Year in which the eligibility requirements under Section 2.1 are based on Years of Service, an Employee will be treated as completing a Year of Service as of the date on which he is credited with 1,000 Hours of Service. Such service requirement may be satisfied at any time during the Employee’s employment with the Employer.

(b)

Year of Service for Vesting. For any Plan Year in which a Participant's Vested Interest under Section 4.6 is based on Years of Service, a Year of Service is a Vesting Computation Period during which an Employee is credited with at least 1,000 Hours of Service. If a Vesting Computation Period is less than 12 consecutive months, the Hours of Service requirement set forth herein will be proportionately reduced (if it is greater than one) in determining whether an Employee is credited with a Year of Service during such short Vesting Computation Period. Alternatively, with respect to a short Vesting Computation Period, an Employee will be credited with a Year of Service pursuant to Department of Labor Regulation §2530.203 2(c).

(c)

Prior Service Credit. If the Employer maintains (or has ever maintained) any plan of a predecessor employer, then service during the existence of such predecessor plan with such predecessor employer will be credited as Years of Service with the Employer. In addition, an Employee will receive credit for all Years of Service with General Electric Company and affiliates; NBC Universal; MCA, Inc.; Rank Organization, PLC; Ewing Company and Blackston Group, LP in accordance with the following: (1) with respect to Elective Deferrals, QMACS and QNECS, such prior Service will be credited in determining the Employee's eligibility under Section 2.1 ; and (2) with respect to ADP Safe Harbor Contributions and/or ACP Safe Harbor Contributions, such prior Service will only be credited as may be set forth in a Safe Harbor 401(k) Addendum If the Employer does not maintain (and has never maintained) any plan of a predecessor employer and if such predecessor service of the predecessor employer of the previous sentence exceeds five Years of Service, then the crediting of predecessor service must comply with the requirements of Regulation § 1.401(a)(4)-11(d).

(d)	Reemployment of an Employee Before a Break In Service and Before Eligibility Requirements Are Satisfied. Not applicable.

(e)	Reemployment of an Employee Before a Break In Service and After Eligibility Requirements Are Satisfied. Not applicable=.

(f)	Reemployment of a Participant Before a Break In Service. Not applicable.

(g)

Reemployment of an Employee After a Break In Service and Before the Entry Date. For any Plan Year in which the eligibility requirements in Section 2.1 are based on Years of Service, if an Employee Terminates Employment with the Employer either prior to or after satisfying the eligibility requirements in Section 2.1 (but before the Employee's Entry Date in Section 2.1 ) and the Employee is subsequently reemployed by the Employer after incurring a Break in Service, then the Employee's Years of Service that were completed prior to the Break in Service will be recognized, subject to the following provisions:

(1)	Determination of Years of Service for Eligibility Using the Rule of Parity. Not applicable.

(2)

Determination of Years of Service for Vesting. Any Years of Service completed prior to an Employee's Break(s) in Service will not be counted in determining an Employee's Vesting Interest in the Participant's Account balance if those Year(s) of Service are disregarded pursuant to the Rule of Parity. If such former Employee's Year(s) of Service are not disregarded under the Rule of Parity, then the Vesting Computation Periods will remain unchanged.

(3)

Determination of Years of Service for Benefit Accrual/Allocation Purposes. Any Years of Service completed prior to an Employee's Break(s) in Service will not be counted for benefit accrual or allocation purposes if those Year(s) of Service are disregarded pursuant to the Rule of Parity.

(h)

Reemployment of a Participant After a Break In Service. For any Plan Year in which the eligibility requirements under Section 2.1 are based on Years of Service, if an Employee (1) was a Participant in the Plan, (2) Terminates Employment with the Employer, and (3) is subsequently reemployed by the Employer after incurring a Break in Service, then the Employee's Year(s) of Service that were completed prior to the Break in Service will be recognized, subject to the following provisions:

(1)	Determination of Years of Service for Eligibility Purposes. Not applicable.

(2)

Determination of Years of Service for Vesting Purposes. Any Year(s) of Service that were completed prior to an Employee's Break(s) in Service will not be counted for purposes of determining an Employee's Vesting Interest in the Participant's Account balance if those Year(s) of Service are disregarded pursuant to the Rule of Parity. If such former Employee's Year(s) of Service are not disregarded under the Rule of Parity, then the Vesting Computation Periods will remain unchanged.

(3)

Determination of Years of Service for Benefit Accrual/Allocation Purposes. Any Year(s) of Service that were completed prior to an Employee's Break(s) in Service will not be counted for benefit accrual or allocation purposes if those Year(s) of Service are disregarded pursuant to the Rule of Parity.

(i)	Ignoring Service for Eligibility If Service Requirement for Eligibility Is More Than 1 Year of Service. Not applicable.

Article 2

Plan Participation

2.1

Eligibility and Entry Date Requirements

. An Eligible Employee who was a Participant on December 31, 2007 will continue to participate in the Plan. Otherwise, an Eligible Employee will become eligible to enter the Plan as a Participant in accordance with the following provisions:

(a)	Elective Deferrals. An Eligible Employee will be eligible to enter the Elective Deferral component of the Plan as a Participant in accordance with the following provisions:

(1)

Eligible Employees. For purposes of this Section 2.1(a) , all Employees are Eligible Employees except for the following ineligible classes of Employees: (A) Employees whose employment is governed by a collective bargaining agreement between Employee representatives and the Employer in which retirement benefits were the subject of good faith bargaining unless such collective bargaining agreement expressly provides for the inclusion of such Employees as Participants; (B) Employees who are non-resident aliens who do not receive earned income (within the meaning of Code §911(d)(2)) from the Employer which constitutes income from sources within the United States (within the meaning of Code §861(a)(3)); and (C) Employees who are employed by an Affiliated Employer which is not an Adopting Employer.

(2)

Eligibility Requirements. For purposes of this Section 2.1(a), there shall be no service requirement for any salaried Eligible Employee described in Section 2.1(a)(1) who is also exempt from the overtime requirements of the Fair Labor Standards Act and who is not a Highly Compensated Employee. For purposes of this Section 2.1(a) , all other Eligible Employees (hourly employees and Highly Compensated Employees) described in Section 2.1(a)(1) will be eligible to enter the Plan as a Participant on the applicable entry date described in Section 2.1(a)(3) being credited with 1 Year of Service .

(3)

Entry Date. For purposes of this Section 2.1(a) , an Eligible Employee described in Section 2.1(a)(1) who has satisfied the eligibility requirements in Section 2.1(a)(2) and who are salaried Employees exempt from the overtime requirements of the Fair Labor Standards Act and who are not a Highly Compensated Employee will enter the Plan on such Employee’s Date of Hire. If such Employee subsequently becomes a Highly Compensated Employee, participation will be suspended for that Employee until the Employee has completed the eligibility requirements otherwise applicable to Highly Compensated Employees. All Eligible Employees described in Section 2.1(a)(2) who are hourly employees or Highly Compensated Employees will enter the Plan as a Participant on the January 1st, the April 1st, the July 1st, or the October 1st coincident with or following the date such requirements are satisfied.

(b)

Safe Harbor 401(k) Contributions. For any year in which this is a Safe Harbor 401(k) Plan, the eligibility requirements and entry date for the purpose, and only for the purpose, of entering the Plan as a Participant in order to receive an allocation of Safe Harbor 401(k) Contributions are as set forth in a Safe Harbor 401(k) Addendum executed by the Sponsoring Employer.

(c)

Participation By Employees Whose Status Changes. If an Employee who is not an Eligible Employee with respect to a particular type of contribution (or a component of the Plan) becomes an Eligible Employee for such contribution (or component), then the Employee will participate in the Plan immediately with respect to that type of contribution (or component), so long as (1) the Employee has satisfied the minimum age and service requirements for that type of contribution (or component) and (2) the Employee would have previously become a Participant with respect to that type of contribution (or component) had the Employee always been an Eligible Employee for that type of contribution (or component). The participation of a Participant who is no longer an Eligible Employee with respect to a particular type of contribution (or component) will be suspended and such Participant will be entitled to an allocation of that type of contribution (and any applicable Forfeitures) for the Allocation Period only to the extent of any applicable Hours of Service completed while an Eligible Employee for that type of contribution (or component). Upon again becoming an Eligible Employee with respect to that type of contribution (or component), a suspended Participant will immediately resume eligibility with respect to that type of contribution. Years of Service or Periods of Service while an Employee is not an Eligible Employee will be recognized for purposes of determining the Vested Interest of such Employee with respect to a particular type of contribution (or component) in accordance with Section 4.6 .

2.2	Waiver of Participation . An Employee who has satisfied the eligibility requirements set forth in Section 2.1 is not permitted to waive participation in the Plan.

2.3

Reemployment After Termination

. If an Employee terminates employment and is subsequently reemployed by the Employer or an Affiliated Employer, such Employee's Years of Service for purposes of eligibility (as well as the time such Employee enters or reenters the Plan as a Participant) will be determined in accordance with the rules described in the definition of Year of Service in Section 1.172 .

Article 3

Contributions and Allocations

3.1	General Contribution and Allocation Provisions . The Employer intends to make contributions to the Plan, unless the Plan is a frozen Plan, subject to the following provisions:

(a)

Types and Amount of Contributions. The type and the amount of the contribution will be determined by the Employer, and such determination by the Employer will be binding on the Trustee, Administrator and all Participants and may not be reviewed in any manner.

(b)

No Guarantee. The Employer does not guarantee either the making of Employer contributions or the payment of benefits under the Plan. The Employer reserves the right to reduce, suspend or discontinue contributions for any reason at any time; however, if the Plan is deemed to be terminated as a result of such reduction, suspension or discontinuance, then the provisions of Article 11 will become effective.

(c)

Limitations on Contributions. Notwithstanding any provision of this Article, (1) no Employer contribution will be made for any Participant who is not a Benefiting Participant for an Allocation Period unless otherwise required by the Top Heavy Minimum Allocation provisions in Section 3.12 ; and (2) if the Plan provides contributions or benefits for Employees some or all of whom are owner-employees as defined in Code §401(c)(3), such contributions or benefits can only be provided with respect to the Earned Income of such owner-employees derived from the trade or business with respect to which the Plan is established.

(d)

Frequency of Contributions and Allocations. Any Employer contribution that is made under the terms of the Plan may, at the election of the Administrator, be contributed (1) each payroll period; (2) each month; (3) each Plan quarter; (4) on an annual basis; or (5) on any Allocation Period as determined by the Employer, provided that such Allocation Period does not discriminate in favor of Highly Compensated Employees. The Employer may elect a different Allocation Period for each type of Employer contribution. Employer contributions will be allocated based on the applicable Allocation Period.

(e)

Form of Contribution. If the contribution is not used to reduce an obligation or liability of an Employer to the Plan, and the contribution is unencumbered and discretionary, then the contribution (if any) may consist of (1) cash; (2) cash equivalencies (3) qualifying employer real property and/or qualifying employer securities as defined in ERISA §407(d)(4) and ERISA §407(d)(5), provided the acquisition of such qualifying employer real property and/or qualifying employer securities satisfies the requirements of ERISA §408(e); or (4) any other property that is not prohibited under Code §4975 and is acceptable to the Trustee. If the contribution is used to reduce an obligation or liability of an Employer or the contribution is encumbered and not discretionary, then the contribution will consist of (1) cash; or (2) cash equivalencies; such Employer's contribution will not consist of any non-cash or non-cash equivalency assets to the Trust.

(f)	Refund of Contributions. Contributions that are made to the Plan by the Employer can only be returned to the Employer in accordance with the following provisions:

(1)

Failure of Plan to Initially Qualify. If the Plan fails to initially satisfy the requirements of Code §401(a) and the Employer declines to amend the Plan to satisfy such requirements, then contributions that were made prior to the date such qualification is denied must be returned to the Employer within one year of the date of such denial, but only if the application for the qualification is made by the time prescribed by law for filing the Employer's tax return for the taxable year in which the Plan is adopted, or by such later date as the Secretary of the Treasury may prescribe.

(2)

Contributions Made Under a Mistake of Fact. If a contribution is attributable in whole or in part to a good faith mistake of fact, including a good faith mistake in determining the deductibility of the contribution under Code §404, an amount may be returned to the Employer equal to the excess of the amount that had been contributed over the amount that would have been contributed if the mistake of fact had not occurred (which excess will hereafter be known as a "Mistaken Contribution"). Earnings attributable to a Mistaken Contribution will not be returned, but losses attributable to the Mistaken Contribution will reduce the amount so returned. The Mistaken Contribution will be returned within one year of the date the Mistaken Contribution was made or the deduction disallowed, as the case may be.

(3)

Nondeductible Contributions. Except to the extent that an Employer may intentionally make a nondeductible contribution, for example, to correct an administrative error, or restore a Forfeiture, Employer contributions are conditioned on deductibility and will otherwise be returned to the Employer.

3.2	Elective Deferrals . The Employer will contribute each Participant's Elective Deferrals to the Plan, determined in accordance with, and determined subject to, the following provisions:

(a)

Amount of Elective Deferrals. Each Participant may enter into and submit to the Administrator at any time a Salary Deferral Agreement authorizing the Employer to withhold all or a portion of the Participant's Compensation, specifying the amount (either in whole percentage increments of Compensation or in whole dollar amounts as designated by the Participant; but the Administrator will have the right to direct that such increments of Compensation be rounded to the next highest or lowest dollar or percentage) and type (either Roth Elective Deferrals (if permitted by the Plan), Pre-Tax Elective Deferrals, or a specific combination of Roth Elective Deferrals (if permitted by the Plan) and Pre-Tax Elective Deferrals). The amount withheld will be deemed an Elective Deferral that the Employer will contribute to the Plan on behalf of the Participant. Such Salary Deferral Agreement will be effective as soon as administratively feasible after receipt of the Salary Deferral Agreement, unless a later pay period is specified by the Participant. A Participant's Salary Deferral Agreement will remain in effect until superseded by another Salary Deferral Agreement (subject to the Automatic Enrollment provisions of paragraph (g) below). The Administrator, pursuant to an administrative policy regarding Elective Deferrals that is promulgated under Section 8.6 , will designate the effective date of such elections that are submitted to the Administrator, and the frequency of such elections (and the frequency of modifications to such elections) but not less frequently than once per Plan Year. In addition, other Elective Deferral provisions may be set forth in such administrative policy, including, but not limited to, provisions that (1) set the maximum Elective Deferral percentage for Participants who are Highly Compensated Employees (if such percentage is less than the maximum percentage set forth above); (2) describe a program of automatic increases to a Participants' Elective Deferral percentage as elected by the Administrator and/or the Participant; and (3) permit a Participant to identify separate components of the Participant's Compensation (such as base salary, bonuses, etc.) and to specify that a different Elective Deferral percentage (or dollar amount) apply to each such component.

(b)

Cash or Deferred Option. For any Plan Year, the Employer may declare a Cash or Deferred Contribution. In such event, the Employer will provide each Participant who is entitled to this Cash or Deferred Contribution the right to elect to receive as cash some or all of such Participant's Cash or Deferred Contribution. Any amount that a Participant elects not to receive as cash will be deemed an Elective Deferral of the Participant, will be contributed to the Plan within 2½ months after the end of the Plan Year, and will be allocated to the Participant's Elective Deferral Account.

(c)	Roth Elective Deferrals. Roth Elective Deferrals are not permitted.

(d)

Reclassification Not Permitted. An Elective Deferral contributed to the Plan as one type of Elective Deferral (either a Roth Elective Deferral or a Pre-Tax Elective Deferral) may not later be reclassified as the other type of Elective Deferral.

(e)

Catch-Up Contributions. Catch-Up Contributions are permitted and Participants who are age 50 or over by the end of their taxable years will be eligible. If this Plan is a Safe Harbor 401(k) Plan, Catch-Up Contributions will be treated as Elective Deferrals and will be matched in accordance with the Safe Harbor Matching Contribution formula(s), if any, set forth in a Safe Harbor 401(k) Addendum.

(f)

Limitations on Elective Deferrals. In no event may Elective Deferrals be more than the maximum dollar amount permitted for the Participant's taxable year beginning in that calendar year under Code §402(g). Elective Deferrals that exceed the applicable Code §402(g) limit are Excess Elective Deferrals and will be distributed to the affected Participants under Section 5.18 . No Participant will be permitted to have Elective Deferrals made under this Plan, or any other plan, contract or arrangement maintained by the Sponsoring Employer, during any calendar year, in excess of the dollar limit in Code §402(g) in effect for the Participant's taxable year beginning in such calendar year. The dollar limitation in Code §402(g) is $11,000 for taxable years beginning in 2002, and increasing by $1,000 each taxable year thereafter up to $15,000 for taxable years beginning in 2006 and later years. After 2006, the $15,000 limit will be adjusted by the Secretary of the Treasury for cost-of-living increases under Code §402(g)(4). Adjustments will be in multiples of $500. Catch-Up Contributions will not be used in determining the Code §402(g) limitations.

(g)

Automatic Enrollment. The Employer may establish an automatic enrollment program. The terms of the automatic enrollment program (which may include, but are not limited to, the Elective Deferral percentage or amount, any automatic increases that apply to that Elective Deferral percentage or amount, the portion of the Elective Deferral which is considered a Pre-Tax Elective Deferral and, if available in this Plan, the portion which is considered a Roth Elective Deferral, and the Participants to whom the automatic enrollment program applies) will be set forth from time to time in an administrative policy regarding Elective Deferrals that is promulgated under Section 8.6 by the Administrator; if the Administrator does not adopt such administrative policy, then the terms of the notice that is issued to Participants regarding the automatic enrollment program will define the terms and conditions of the automatic enrollment program regarding Elective Deferrals for the Plan Year.

(h)

Salary Deferral Agreement. Salary Deferral Agreements may be entered into as of such date or dates (but at least once per Plan Year) as established by the Administrator in an administrative policy regarding Elective Deferrals promulgated under Section 8.6 . A Participant may thereafter modify a Salary Deferral Agreement to increase or decrease the percentage or amount being withheld as permitted under such administrative policy. The Participant may also at any time suspend or cancel his or her Salary Deferral Agreement upon reasonable written notice to the Administrator. If a Participant cancels or suspends his or her Salary Deferral Agreement, the Participant will not be permitted to put a new Salary Deferral Agreement into effect until such time as set forth in such administrative policy. If necessary to insure that the Plan satisfies the ADP Test or upon a Participant reaching the Elective Deferral limit of Code §402(g) with respect to such Participant's Elective Deferrals in the Plan, then the Sponsoring Employer may temporarily suspend a Participant's Salary Deferral Agreement upon notice to the Participant. If a Participant has not elected in his or her Salary Deferral Agreement to withhold at the maximum rate permitted by the Plan for a Plan Year and the Participant wants to increase the total amount withheld for that Plan Year up to the maximum permitted rate, then the Participant can make a supplemental election at any time during the last two months of the Plan Year to withhold an additional amount for one or more pay periods (including Catch-Up Contributions not in excess of the Catch-Up Contribution Limit if Catch-up Contributions are permitted). An Elective Deferral will constitute a payroll deduction authorization for purposes of applicable state law. If automatic enrollment is implemented by the Sponsoring Employer pursuant to paragraph (g) above, then the Participant must be given an effective opportunity to elect a different amount (including no amount).

(i)

ADP Testing. Elective Deferrals in a Non-Safe Harbor 401(k) Plan must satisfy the ADP Test of Section 3.14 for a Plan Year, and Elective Deferrals in a Non-Safe Harbor 401(k) Plan that do not satisfy the ADP Test for a Plan Year will utilize the correction methods of such Section.

(j)

Distribution of Elective Deferrals. Elective Deferrals can only be distributed upon the earliest to occur of the following dates: (1) a Participant Terminates Employment (separates from service, for Plan Years beginning before 2002) with the Employer; (2) a Participant dies; (3) a Participant suffers a Disability; (4) an event that is described in Code §401(k)(10) occurs; (5) a Participant reaches Age 59½ (if on or before such date, a pre-retirement in-service withdrawal of Elective Deferrals is permitted under Section 5.17 ); or (6) if financial hardship distributions are permitted under Section 5.16 , the Participant qualifies for a financial hardship distribution. With respect to clause (4) of the prior sentence, Elective Deferrals can be distributed (in a lump sum only) upon Plan termination so long as the Sponsoring Employer (or an Affiliated Employer) does not maintain an alternative defined contribution plan at any time during the period beginning on the date of Plan termination and ending 12 months after all assets have been distributed from the terminated Plan. However, if at all times during the 24-month period beginning 12 months before the date of Plan's termination, fewer than 2% of the Employees who were eligible to participate in the 401(k) Plan as of the date of the Plan's termination are eligible to participate in the other defined contribution plan, the other defined contribution plan is not an alternative defined contribution plan. A defined contribution plan is also not an alternative defined contribution plan if it is an employee stock ownership plan as defined in Code § 4975(e)(7) or Code §409(a), a simplified employee pension as defined in Code §408(k), a SIMPLE IRA plan as defined in Code §408(p), a plan or contract that is described in Code§ 403(b), or a plan that is described in Code §457(b) or Code §457(f).

(k)

Allocation of Elective Deferrals. Participant's Pre-tax Elective Deferrals will be allocated to the Participant's Pre-Tax Elective Deferral Account. Each Participant's Roth Elective Deferrals (if any) will be allocated to the Participant's Roth Elective Deferral Account.

3.3	Non-Safe Harbor Matching Contributions . Non-Safe Harbor Matching Contributions are not permitted.

3.4	Non-Safe Harbor Non-Elective Contributions . Non-Safe Harbor Non-Elective Contributions are not permitted.

3.5	Qualified Matching Contributions . The Employer may make a Qualified Matching Contribution in such amount as the Employer, in its sole discretion, may determine, subject to the following provisions:

(a)	Contributions Treated as Qualified Matching Contributions. The Employer may elect to treat all or any portion of a Matching Contribution as a Qualified Matching Contribution.

(b)

Allocation of Qualified Matching Contributions. Qualified Matching Contributions (QMACs), and any Non-Safe Harbor Matching Contributions that are treated as QMACs, will be allocated to the Qualified Matching Contribution Account of each Eligible Participant for that Allocation Period. Such contributions will be allocated in the manner elected by the Administrator, subject to the following:

(1)

Permissible Methods of Allocation. The Administrator may elect to make the allocation from one of the following allocation methods: (A) pro-rata based on the Compensation of each Eligible Participant; (B) pro-rata based on the Compensation of each Eligible Participant starting with the Eligible Participant with the lowest amount of Compensation and working up until the ADP Test or the ACP Test is satisfied; (C) pro-rata based on the Elective Deferrals of each Eligible Participant starting with the Eligible Participant with the lowest amount of Elective Deferrals and working up until the ADP Test or the ACP Test is satisfied; (D) per capita to each Eligible Participant; (E) per capita based on the Compensation of each Eligible Participant starting with the Eligible Participant with the lowest amount of Compensation and working up until the ADP Test or the ACP Test is satisfied; or (F) per capita based on the Elective Deferrals of each Eligible Participant starting with the Eligible Participant with the lowest amount of Elective Deferrals and working up until the ADP Test or the ACP Test is satisfied.

(2)

Maximum Permissible Allocation. Notwithstanding anything in this paragraph (b) to the contrary, the Sponsoring Employer may limit the maximum amount of QMACs that will be allocated for any Allocation Period to an Eligible Participant, to the limitation on disproportionate QMACs as described in Section 3.14(j)(3) (B) for purposes of the ADP Test or the limitation on disproportionate Matching Contributions as described in Sections 3.15(h) or 3.15(i) for purposes of the ACP Test.

(3)

Eligible Participants. As used in this paragraph (b), the term "Eligible Participant" means any Participant who is a NHCE and who makes an Elective Deferral during the Allocation Period being tested. Furthermore, the Administrator may elect to limit the allocations of QMACs only to Eligible Participants who are employed on the last day of the Allocation Period. In addition, if this 401(k) Plan and/or this 401(m) Plan provides that Otherwise Excludable Participants are eligible to participate and if the Plan applies Code §410(b)(4)(B) in determining whether the 401(k) Plan and/or the 401(m) Plan meets the requirements of Code §410(b)(1), then the Administrator may elect to limit the allocations of QMACs only to either: (A) Participants who are Non-Highly Compensated Employees and who are Otherwise Excludable Participants; or (B) Participants who are Non-Highly Compensated Employees and who are not Otherwise Excludable Participants. The Administrator may also elect to allocate QMACs to one or more Participants who are Highly Compensated Employees.

3.6

Qualified Non-Elective Contributions

. The Employer may make a Qualified Non-Elective Contribution to the Plan in such amount as the Employer, in its sole discretion, may determine, subject to the following provisions:

(a)

Contributions Treated as Qualified Non-Elective Contributions. The Employer may elect to treat all or any portion of a Non-Safe Harbor Non-Elective Contribution as a Qualified Non-Elective Contribution.

(b)

Allocation of Qualified Non-Elective Contributions. Qualified Non-Elective Contributions (QNECS), Non-Safe Harbor Non-Elective Contributions that are treated as QNECS, and Prevailing Wage Contributions that are treated as QNECS will be allocated to the Qualified Non-Elective Contribution Account of each Eligible Participant for that Allocation Period. Such contributions will be allocated in the manner elected by the Administrator, subject to the following provisions:

(1)

Permissible Methods of Allocation. The Administrator may elect to make the allocation from one of the following allocation methods: (A) pro-rata based on the Compensation of each Eligible Participant; (B) pro-rata based on the Compensation of each Eligible Participant starting with the Eligible Participant with the lowest amount of Compensation and working up until the ADP Test or the ACP Test is satisfied; (C) per capita to each Eligible Participant; or (D) per capita based on the Compensation of each Eligible Participant starting with the Eligible Participant with the lowest amount of Compensation and working up until the ADP Test or the ACP Test is satisfied.

(2)

Maximum Permissible Allocation. Notwithstanding anything in this paragraph (b) to the contrary, the Sponsoring Employer may limit the maximum amount of QNECs to be allocated for any Allocation Period to an Eligible Participant, to the limitation on disproportionate QNECs as described in paragraph 3.14(j)(3)(A) for purposes of the ADP Test or Section 1.43(e)(4) for purposes of the ACP Test.

(3)

Eligible Participants. As used in this paragraph (b), the term "Eligible Participant" means any Participant (A) who is a NHCE, and (B) who is eligible, in the Administrator's discretion, either to make an Elective Deferral (regardless of whether such Participant actually makes an Elective Deferral) and/or to receive a Non-Safe Harbor Matching Contribution (regardless of whether such Participant actually receives a Non-Safe Harbor Matching Contribution) during the Allocation Period being tested. Furthermore, the Administrator may elect to limit the allocations of QNECs only to Eligible Participants who are employed on the last day of the Allocation Period. In addition, if this 401(k) Plan and/or this 401(m) Plan provides that Otherwise Excludable Participants are eligible to participate and if the plan applies Code § 410(b)(4)(B) in determining whether the 401(k) Plan and/or the 401(m) Plan meets the requirements of Code §410(b)(1), then the Administrator may elect to limit the allocations of QNECs only to either: (A) Participants who are Non-Highly Compensated Employees and who are Otherwise Excludable Participants; or (B) Participants who are Non-Highly Compensated Employees and who are not Otherwise Excludable Participants. Lastly, the Administrator may elect to allocate QNECs to one or more Participants who are Highly Compensated Employees.

3.7	Safe Harbor 401(k) Contributions . The Employer may make Safe Harbor 401(k) Contributions as set forth from time to time in a Safe Harbor 401(k) Addendum, subject to the following provisions:

(a)

ADP Safe Harbor Non-Elective Contributions. To the extent set forth in a Safe Harbor 401(k) Addendum (or to the extent the Employer amends the Plan either by executing a Safe Harbor 401(k) Addendum or via the Safe Harbor Notice), the Employer will make an ADP Safe Harbor Non-Elective Contribution equal to 3% (or such higher percentage as elected by the Employer) of the Compensation of each Safe Harbor Participant. The Employer may elect in a Safe Harbor 401(k) Addendum to make this ADP Safe Harbor Non-Elective Contribution to a money purchase plan named in such addendum. For any Allocation Period in which the Employer elects to make an ADP Safe Harbor Non-Elective Contribution to the named money purchase plan, an ADP Safe Harbor Non-Elective Contribution will be made to this Plan in lieu of the ADP Safe Harbor Non-Elective Contribution to the money purchase plan unless each Safe Harbor Participant under this Plan also participates in such other plan and such other plan has the same Plan Year as this Plan. Such ADP Safe Harbor Non-Elective Contribution will be subject to the provisions of Section 3.16 .

(b)

ADP Safe Harbor Matching Contributions. To the extent set forth in a Safe Harbor 401(k) Addendum, an ADP Safe Harbor Matching Contribution (whether "Basic" or "Enhanced") will be made that is equal to the amount specified in a Safe Harbor 401(k) Addendum, subject to the provisions of Section 3.16 .

(c)

ACP Safe Harbor Matching Contributions. To the extent set forth in a Safe Harbor 401(k) Addendum, the Employer may also make additional ACP Safe Harbor Matching Contributions for each Allocation Period. Such ACP Safe Harbor Matching Contribution will be subject to the provisions of Section 3.17 .

(d)

True-Ups. If (1) the Allocation Period for either ADP Safe Harbor Matching Contributions and/or ACP Safe Harbor Matching Contributions (which contributions, for purposes of this paragraph, will hereafter be known as "Safe Harbor Matching Contributions") is a computation period that is less than the Plan Year, and (2) on the last day of any Plan Year, the dollar amount of the Safe Harbor Matching Contributions made on behalf of a Benefiting Participant is less than the dollar amount that would have been made had the Safe Harbor Matching Contributions been contributed for an Allocation Period of a Plan Year, then the Employer may elect, pursuant to the Employer's discretion and subject to any Safe Harbor Notice requirements, for any Plan Year to make an additional Safe Harbor Matching Contribution so that the Safe Harbor Matching Contribution contributed for a Benefiting Participant is equal to the Safe Harbor Matching Contribution that would have been made had the Safe Harbor Matching Contributions been contributed for an Allocation Period of the Plan Year. However, any such additional Safe Harbor Matching Contributions can only be made to the Plan on a uniform, nondiscriminatory basis.

(e)

Prorating the Code §401(a)(17) Compensation Limit for Each Allocation Period. If the Allocation Period for either ADP Safe Harbor Matching Contributions and/or ACP Safe Harbor Matching Contributions is a computation period that is less than the Plan Year, then the Employer may elect, pursuant to the Employer's discretion and subject to any Safe Harbor Notice requirements, for any Plan Year to prorate the Code §401(a)(17) Compensation Limit to each Allocation Period of the Plan Year. However, any prorating of the Code §401(a)(17) Compensation Limit can only be made on a uniform, nondiscriminatory basis.

(f)

Allocation of Safe Harbor 401(k) Contributions. Safe Harbor 401(k) Contributions will be allocated as follows: (1) ADP Safe Harbor Matching Contributions will be allocated to a Participant's ADP Safe Harbor Matching Contribution Account; (2) ADP Safe Harbor Non-Elective Contributions will be allocated to a Participant's ADP Safe Harbor Non-Elective Contribution Account; and (3) ACP Safe Harbor Matching Contributions will be allocated to a Participant's ACP Safe Harbor Matching Contribution Account.

3.8

Rollover Contributions

. Subject to any changes, limitations, or effective dates adopted by written notice and/or procedures established and adopted by the Administrator pursuant to Section 8.6 , any Eligible Employee (whether a Participant or not) is permitted to make Rollover Contributions to the Plan. Rollover Contributions will be allocated to an Employee's Rollover Contribution Account in which the Employee will have a 100% Vested Interest. The Administrator may choose for investment purposes either to segregate Rollover Contribution Accounts into separate interest bearing accounts or to invest Rollover Contribution Accounts as part of the general Trust Fund, except for that portion of an Employee's Rollover Contribution Account which an Employee may be permitted to self-direct pursuant to Section 7.4.

3.9	Voluntary Employee Contributions . Voluntary Employee Contributions are not permitted.

3.10

Allocation of Earnings and Losses

. As of each Valuation Date, amounts in Participants' accounts/sub-accounts which have not been segregated from the general Trust Fund for investment purposes (accounts which have been segregated include any Directed Investment Accounts established under Section 7.4 ) and which have not been distributed since the prior Valuation Date will have the net income of the Trust Fund that has been earned since the prior Valuation Date allocated in accordance with such rules and procedures that are established by the Administrator and that are applied in a uniform and nondiscriminatory manner based upon the investments of the Trust Fund and the Participants' accounts/sub-accounts to which the net income is allocated. For purposes of this Section, the term "net income" means the net of any interest, dividends, unrealized appreciation and depreciation, capital gains and losses, and investment expenses of the Trust Fund determined on each Valuation Date. However, Participants' accounts and/or sub-accounts which have been segregated from the general Trust Fund for investment purposes (accounts which have been segregated include any Directed Investment Accounts established under Section 7.4 ) will only have the net income earned thereon allocated thereto. Policy dividends or credits will be allocated to the Participant's Account for whose benefit the Policy is held.

3.11	Forfeitures and Their Usage . The following provisions relate to Forfeitures and their usage and allocation:

(a)

When Forfeitures Occur. The date upon which a Forfeiture occurs of the amount by which a Participant's Account balance attributable to Employer contributions exceeds his or her Vested Interest in the Participant's Account balance attributable to Employer contributions is the earlier of (1) the date that the Participant who Terminated Employment receives a distribution of his or her Vested Interest under Article 5; or (2) the date that the Participant incurs five consecutive Breaks in Service after Termination of Employment. Effective as of the first day of Plan Year beginning in 2006 (or such earlier effective date as may be provided in a separate amendment for implementing the final Code §401(k) Regulations and as permitted by such Regulations), a Forfeiture of the non-Vested portion of the Participant's Account balance attributable to Employer contributions will not occur pursuant to clause (1) of the prior sentence unless the entire Elective Deferral Account of the Participant who Terminated Employment is or has been distributed. However, if a Participant's Vested Interest in the entire Participant's Account balance attributable to Employer contributions is zero on the date that the Participant Terminates Employment, then the Participant will be deemed to have received a distribution of such Vested Interest on the date of such Termination of Employment and a Forfeiture of the Participant's Account attributable to Employer contributions will occur pursuant to the provisions of this paragraph on the date of such Termination of Employment.

(b)     Usage and Allocation of Forfeitures. On each annual Valuation Date, the Administrator may elect to use all or any portion of the Forfeiture Account to pay administrative expenses incurred by the Plan. The portion of the Forfeiture Account that is not used to pay administrative expenses will be used first to restore previous Forfeitures of Participants' Accounts pursuant to Section 5.7 and/or to restore Participants' Accounts pursuant to Section 5.13 .

3.12

Top Heavy Minimum Allocation

. In any Plan Year in which the Plan is Top Heavy and a Key Employee receives an allocation of Employer contributions or Forfeitures, each Participant who is described in paragraph (a) below will receive a Top Heavy Minimum Allocation determined in accordance with the following:

(a)

Participants Who Must Receive the Top Heavy Minimum Allocation. The Top Heavy Minimum Allocation will be made for each Participant who is a Non-Key Employee who is employed by an Employer on the last day of the Plan Year, even if such Participant (1) fails to complete any minimum Hours of Service/Period of Service required to receive an allocation of Employer contributions or Forfeitures for the Plan Year; (2) fails to make Elective Deferrals to the Plan in the case of a 401(k) plan; (3) receives Compensation that is less than a stated amount; or (4) declines to make a mandatory employee contribution to the Plan. The Top Heavy Minimum Allocation is not required for a Participant whose participation is limited to a Rollover Contribution.

(b)

Participation in Multiple Defined Contribution Plans. If (1) this Plan is not part of a Required Aggregation Group or a Permissive Aggregation Group with a defined benefit plan, (2) this Plan is part of a Required Aggregation Group or a Permissive Aggregation Group with one or more defined contribution plans, (3) a Participant who is described in paragraph (a) participates in this Plan and in one or more defined contribution plans that are part of the Required Aggregation Group or the Permissive Aggregation Group, and (4) the allocation of Employer contributions and Forfeitures of each plan that is part of the Required Aggregation Group or the Permissive Aggregation Group (when each plan is considered separately) is insufficient to satisfy the Top Heavy Minimum Allocation requirement with respect to such Participant, the Top Heavy Minimum Allocation requirement will nevertheless be satisfied if the aggregate allocation of Employer contributions and Forfeitures that are made on behalf of such Participant under this Plan and all other defined contribution plans that are part of the Required Aggregation Group or the Permissive Aggregation Group (and any other defined contribution plan that is sponsored by the Employer) is sufficient to satisfy the Top Heavy Minimum Allocation requirement. However, if the aggregate allocation of Employer contributions and Forfeitures that are made on behalf of a Participant under this Plan and all other defined contribution plans that are part of the Required Aggregation Group or the Permissive Aggregation Group (and any other defined contribution plan that is sponsored by the Employer) is not sufficient to satisfy the Top Heavy Minimum Allocation requirement, then the Employer will make an additional contribution on behalf of such Participant to this Plan and/or to one or more defined contribution plans that are part of the Required Aggregation Group or the Permissive Aggregation Group (or any other defined contribution plan that is sponsored by the Employer) in order that the aggregate allocation of Employer contributions and Forfeitures that are made on behalf of such Participant under this Plan and all defined contribution plans that are part of the Required Aggregation Group or the Permissive Aggregation Group (and any other defined contribution plan that is sponsored by the Employer) satisfies the Top Heavy Minimum Allocation requirement.

(c)

Required Aggregation Group or Permissive Aggregation Group With a DB Plan. If this Plan is part of a Required Aggregation Group or a Permissive Aggregation Group with a defined benefit plan, then the Sponsoring Employer may, in the Sponsoring Employer's discretion and in a uniform non-discriminatory manner which is intended to satisfy the requirements of Code §416(f) regarding the preclusion of required duplication and inappropriate omission of Top Heavy minimum benefits or Top Heavy Minimum Allocations, determine to satisfy the requirements of Code §416 with respect to each Participant described in paragraph (a) who participates in this Plan and in the defined benefit plan which is part of the Required Aggregation Group or the Permissive Aggregation Group, by any of the following methods:

(1)

Defined Benefit Minimum Benefit. A defined benefit minimum, which is an accrued benefit at any point in time equal to at least the product of (A) an Employee's average annual Code §415(c)(3) Compensation for the period of consecutive years (not exceeding five) when the Employee had the highest aggregate Code §415(c)(3) Compensation from the Employer and (B) the lesser of 2% per Year of Service or 1-Year Period of Service, as applicable, with the Employer or 20%, subject to the rules of Code §416 and the Regulations thereunder.

(2)

Floor Offset Arrangement. A floor offset approach, pursuant to Revenue Ruling 76-259, under which the defined benefit minimum of the defined benefit plan that is provided pursuant to paragraph (c)(1) is offset by the benefits provided under the defined contribution plan.

(3)

Using Comparability. A demonstration, using a comparability analysis pursuant to Revenue Ruling 81-202, that the plans are providing benefits at least equal to the defined benefit minimum that is provided pursuant to paragraph (c)(1) above.

(4)

5% Defined Contribution Allocation. An allocation of Employer contributions and Forfeitures that are made on behalf of such Participant under this Plan (or any defined contribution plan that is sponsored by the Employer) equal 5% of an Employee's Code §415(c)(3) Compensation for each Plan Year that the Required Aggregation Group or the Permissive Aggregation Group is Top Heavy.

(d)

Frozen DB Plan After December 31, 2001. In determining Top Heavy minimum benefits or Top Heavy Minimum Allocations in any Plan Year which begins after December 31, 2001, a defined benefit plan in which no Key Employee and no former Key Employee benefits (within the meaning of Code §410(b)) in the defined benefit plan during a Plan Year will be disregarded in determining whether the defined benefit plan is part of a Required Aggregation Group or a Permissive Aggregation Group with this Plan.

(e)

Contributions That Can Be Used to Satisfy Top Heavy Minimum. All Employer contributions to the Plan (other than (1) Elective Deferrals that are made on behalf of a Participant and (2) for Plan Years beginning before 2002, Matching Contributions) will be taken into account in determining if the Employer has satisfied the Top Heavy minimum benefit and/or Top Heavy Minimum Allocation requirements of this Section. Furthermore, the following Employer contributions that are made on behalf of a Participant to a 401(k) Plan may be taken into account in determining whether the Top Heavy minimum benefit and/or Top Heavy Minimum Allocation requirements have been satisfied: Non-Safe Harbor Non-Elective Contributions; Qualified Non-Elective Contributions; ADP Safe Harbor Non-Elective Contributions; for Plan Years beginning after 2001, Matching Contributions (including Qualified Matching Contributions); and any other Employer contributions as may be permitted by law.

(f)

Safe Harbor Plan and SIMPLE 401(k) Plan Exceptions. The Top Heavy Minimum Allocation requirements will not apply to the Plan for any Plan Year in which the Plan is a 401(k) Plan that consists solely of Elective Deferrals, ADP Safe Harbor Contributions which meet the requirements of Code §401(k)(12), and, if applicable, ACP Safe Harbor Matching Contributions (including ADP Safe Harbor Matching Contributions) which meet the requirements of Code §401(m)(11), so long as each Participant (1) who is a Non-Key Employee and (2) who is eligible to make Elective Deferrals is also a Safe Harbor Participant for such Plan Year. Also, a SIMPLE 401(k) Plan is not subject to the Top Heavy Minimum Allocation requirements.

3.13

Failsafe Allocation

. If the Plan fails to satisfy the minimum coverage requirements of Code §410(b), no automatic "failsafe" is provided under the Plan. Rather, the Sponsoring Employer must timely execute a corrective amendment pursuant to Section 11.1(f) of the Plan.

3.14	Actual Deferral Percentage Test and Correction . If a 401(k) Plan is subject to the Actual Deferral Percentage Test (ADP Test) for a Plan Year, then the following rules will apply:

(a)

The ADP Test. The ADP for Participants who are Highly Compensated Employees for the Plan Year that is being tested and the ADP for Participants who are Non-Highly Compensated Employees for the Applicable Plan Year must satisfy one of the following tests:

(1)

1.25 Test. The ADP for Participants who are Highly Compensated Employees for the Plan Year that is being tested will not exceed the ADP for Participants who are Non-Highly Compensated Employees for the Applicable Plan Year multiplied by 1.25; or

(2)

Multiplied By 2 or 2% Test. The ADP for Participants who are Highly Compensated Employees for the Plan Year that is being tested will not exceed the ADP for Participants who are Non-Highly Compensated Employees for the Applicable Plan Year multiplied by 2.0, provided, that the ADP for Participants who are Highly Compensated Employees for the Plan Year that is being tested does not exceed the ADP for Participants who are Non-Highly Compensated Employees for the Applicable Plan Year by more than 2 percentage points.

(b)

Testing Methods and Restriction. The Sponsoring Employer may elect either the Prior Year Testing Method or Current Year Testing Method. However, once the Sponsoring Employer has elected the Current Year Testing Method, the Sponsoring Employer can elect the Prior Year Testing Method for a Plan Year only if the Plan has used the Current Year Testing Method for each of the preceding five (5) Plan Years (or if lesser, the number of Plan Years that the Plan has been in existence) or if, as a result of a merger or acquisition described in Code §410(b)(6)(C)(i), the Employer maintains both a 401(k) plan using the Prior Year Testing Method and a 401(k) plan using Current Year Testing Method and the change is made within the transition period described in Code §410(b)(6)(C)(ii).

(c)

Prior Year Testing Method for the First Plan Year. If the Sponsoring Employer has elected the Prior Year Testing Method for the first Plan Year that the Plan permits any Participant to make Elective Deferrals (and this is not a successor plan), then the ADP for Participants who are Non-Highly Compensated Employees for the prior Plan Year will be the greater of (1) three percent (3%), or (2) the ADP for Participants who are Non-Highly Compensated Employees for the first Plan Year.

(d)

HCEs as Sole Participants in Plan Year Being Tested. If the Sponsoring Employer has elected the Prior Year Testing Method and if there are no Participants who were Non-Highly Compensated Employees in the prior Plan Year, then the Plan will be deemed to satisfy the ADP Test for the Plan Year that is being tested. Similarly, if the Sponsoring Employer has elected the Current Year Testing Method and if there are no Participants who are Non-Highly Compensated Employees in the current Plan Year, then the Plan will be deemed to satisfy the ADP Test for the Plan Year that is being tested. The provisions of this paragraph may be utilized with the permissive disaggregation rule of Section 3.14(e)(2) .

(e)

Special Rule for Early Participation. If this 401(k) Plan provides that Otherwise Excludable Participants are eligible to participate and if the Plan applies Code §410(b)(4)(B) in determining whether the 401(k) Plan meets the requirements of Code §410(b)(1), then in determining whether the 401(k) Plan satisfies the ADP Test, the Sponsoring Employer may, in the Sponsoring Employer's discretion (but is not required to), either:

(1)

Early Participation Rule. Pursuant to Code §401(k)(3)(F), perform the ADP Test for the Plan (determined without regard to disaggregation under Regulation §1.410(b)–7(c)(3)), by using the ADP for all Participants who are Highly Compensated Employees for the Plan Year and the ADP for Participants who are Non-Highly Compensated Employees for the Applicable Plan Year, disregarding all Otherwise Excludable Participants who are Non-Highly Compensated Employees; or

(2)

Permissive Disaggregation Rule. Pursuant to Regulation §1.401(k)–1(b)(4), disaggregate the Plan into separate plans and perform the ADP Test separately for all Participants who are Otherwise Excludable Participants and for all Participants who are not Otherwise Excludable Participants.

(f)

HCEs and NHCEs for a Particular Plan Year. A Participant is a Highly Compensated Employee for a particular Plan Year if that Participant meets the definition of a Highly Compensated Employee in effect for that Plan Year. Similarly, a Participant is a Non-Highly Compensated Employee for a particular Plan Year if the Participant does not meet the definition of a Highly Compensated Employee in effect for that Plan Year.

(g)

ADP for an HCE in Multiple CODAs of the Sponsoring Employer. The ADP for any Participant who is a Highly Compensated Employee for the Plan Year and who is eligible to have Elective Deferrals (and Qualified Non-Elective Contributions or Qualified Matching Contributions, or both, if treated as Elective Deferrals for purposes of the ADP Test) allocated to such Participant's accounts under two or more cash or deferral arrangements (CODAs) described in Code §401(k), that are maintained by the Sponsoring Employer, will be determined as if such Elective Deferrals (and, if applicable, such Qualified Non-Elective Contributions or Qualified Matching Contributions, or both) were made under a single arrangement. If a Highly Compensated Employee participates in two or more CODAs of the Sponsoring Employer that have different plan years, all Elective Deferrals made during the Plan Year under all such arrangements will be aggregated. For Plan Years beginning prior to 2006 (or the year of such earlier effective date as may be provided in a separate amendment for implementing the final §401(k) Regulations and as permitted by such Regulations), all such CODAs ending with or within the same calendar year will be treated as a single arrangement. Notwithstanding the foregoing, certain plans will be treated as separate if mandatorily disaggregated under the §401(k) Regulations.

(h)

Plan Aggregation and Coverage Change Rules. If this Plan satisfies the requirements of Code §401(k), §401(a)(4), or §410(b) only by being aggregated with one or more other plans of the Sponsoring Employer, or if one or more other plans satisfy the requirements of Code §401(k), §401(a)(4), or §410(b) only by being aggregated with this Plan, then this Section will be applied by determining the ADP of the Employees as if all such plans (including this Plan) were a single plan. If the Prior Year Testing Method is being used and if more than 10% of the Employer's NHCEs are involved in a plan coverage change as defined in Regulation §1.401(k)-2(c)(4), then any adjustments to the Non-Highly Compensated Employees' ADP for the prior Plan Year will be made in accordance with such Regulations. Plans may be aggregated in order to satisfy Code §401(k) only if they have the same Plan Year and use the same ADP testing method (the Prior Year Testing Method or the Current Year Testing Method).

(i)

Contributions Must Be Made Within 12 Months. Elective Deferrals, Qualified Non-Elective Contributions, and Qualified Matching Contributions must be made, for purposes of determining the ADP Test, by the end of the 12-month period immediately following the Plan Year to which the contributions relate.

(j)

Correction Methods for Failed ADP Test. If a 401(k) Plan is subject to the Actual Deferral Percentage Test (ADP Test) for a Plan Year and the Plan fails to satisfy the ADP Test for such Plan Year, then the Sponsoring Employer will use one or more of the following correction methods to satisfy the ADP Test for such Plan Year (and the Sponsoring Employer has the discretion to determine which one or more of the correct methods may be used to satisfy the ADP Test):

(1)

Distribution of Excess Contributions Plus Income or Loss. Excess Contributions of Highly Compensated Employee(s), plus any income and minus any loss allocable to such Excess Contributions, may be distributed pursuant to Section 5.19 .

(2)

Recharacterization as Catch-Up Contributions. To the extent that a catch-up eligible Participant who is a Highly Compensated Employee is to receive a distribution of Excess Contributions, and to the extent that such catch-up eligible Participant has not exceeded the Participant's Catch-Up Contribution Limit, the Excess Contributions of such Participant may be recharacterized as Catch-Up Contributions (to the extent that the recharacterized Catch-Up Contributions do not cause the Catch-Up Contribution Limit to be exceeded for the taxable year of the Participant).

(3)

QMACs and QNECs. The Sponsoring Employer may make Qualified Matching Contributions pursuant to Section 3.5 and/or Qualified Non-Elective Contributions pursuant to Section 3.6 to satisfy the ADP Test, subject to the following limitations:

(A)

Limitation on Disproportionate QNECs. Qualified Non-Elective Contributions cannot be taken into account in the ADP Test of a Plan Year for a NHCE to the extent the QNECs exceed the product of (i) that NHCE's Code §414(s) Compensation, multiplied by (ii) the greater of [a] 5% (or 10% of a NHCE's Code §414(s) Compensation with respect to an Employer's obligation to make Prevailing Wage Contributions to the Plan), or [b] two times the Plan's Representative Contribution Rate. Any QNEC used in an ACP Test under Regulation §1.401(m)–2(a)(6) (including the determination of the Representative Contribution Rate for purposes of Regulation §1.401(m)–2(a)(6)(v)(B)), cannot be used for purposes of the ADP Test (including the determination of the Representative Contribution Rate for purposes of the ADP Test).

(B)

Limitation on QMACs. Qualified Matching Contributions are permitted to be used in the ADP Test only to the extent that such Qualified Matching Contributions are Matching Contributions that are not precluded from being taken into account under the ACP Test for the Plan Year under the rules of Regulation §1.401(m)– 2(a)(5)(ii).

(C)

Prohibition Against Double-Counting. Qualified Non-Elective Contributions and Qualified Matching Contributions cannot be taken into account in the ADP Test to the extent such contributions are taken into account for purposes of satisfying any other ADP Test, any ACP Test, or the requirements of Regulation §1.401(k)–3, §1.401(m)–3 or §1.401(k)–4. Matching Contributions that are made pursuant to Regulation §1.401(k)–3(c) cannot be taken into account under the ADP Test. Furthermore, if this Plan switches from the Current Year Testing Method to the Prior Year Testing Method pursuant to Regulation §1.401(k)–2(c), then Qualified Non-Elective Contributions that are taken into account under the Current Year Testing Method for a Plan Year may not be taken into account under the Prior Year Testing Method for the next Plan Year.

3.15	Actual Contribution Percentage Test and Correction . If a 401(m) Plan is subject to the Actual Contribution Percentage Test (ACP Test) for a Plan Year, then the following rules will apply:

(a)

The ACP Test. The ACP for Participants who are Highly Compensated Employees for the Plan Year that is being tested and the ACP for Participants who are Non-Highly Compensated Employees for the Applicable Plan Year must satisfy one of the following tests:

(1)

1.25 Test. The ACP for Participants who are Highly Compensated Employees for the Plan Year that is being tested will not exceed the ACP for Participants who are Non-Highly Compensated Employees for the Applicable Plan Year multiplied by 1.25; or

(2)

Multiplied By 2 or 2% Test. The ACP for Participants who are Highly Compensated Employees for the Plan Year that is being tested will not exceed the ACP for Participants who are Non-Highly Compensated Employees for the Applicable Plan Year multiplied by 2.0, provided, that the ACP for Participants who are Highly Compensated Employees for the Plan Year that is being tested does not exceed the ACP for Participants who are Non-Highly Compensated Employees for the Applicable Plan Year by more than 2 percentage points.

(b)

Testing Methods and Restriction. The Sponsoring Employer may elect either the Prior Year Testing Method or Current Year Testing Method. However, once the Sponsoring Employer has elected the Current Year Testing Method, the Sponsoring Employer can elect the Prior Year Testing Method for a Plan Year only if the Plan has used the Current Year Testing Method for each of the preceding five (5) Plan Years (or if lesser, the number of Plan Years that the Plan has been in existence) or if, as a result of a merger or acquisition described in Code §410(b)(6)(C)(i), the Employer maintains both a 401(m) plan using the Prior Year Testing Method and a 401(m) plan using Current Year Testing Method and the change is made within the transition period described in Code §410(b)(6)(C)(ii).

(c)

Prior Year Testing Method for the First Plan Year. If the Sponsoring Employer has elected the Prior Year Testing Method for the first Plan Year that the Plan permits any Participant to make Employee Contributions, provides for Non-Safe Harbor Matching Contributions, or both (and this is not a successor plan), then the ACP for Participants who are Non-Highly Compensated Employees for the prior Plan Year will be the greater of (1) three percent (3%), or (2) the ACP for Participants who are Non-Highly Compensated Employees for the first Plan Year.

(d)

HCEs as Sole Participants in Plan Year Being Tested. If the Sponsoring Employer has elected the Prior Year Testing Method and if there are no Participants who were Non-Highly Compensated Employees in the prior Plan Year, then the Plan will be deemed to satisfy the ACP Test for the Plan Year that is being tested. Similarly, if the Sponsoring Employer has elected the Current Year Testing Method and if there are no Participants who are Non-Highly Compensated Employees in the current Plan Year, then the Plan will be deemed to satisfy the ACP Test for the Plan Year that is being tested. The provisions of this paragraph may be utilized with the permissive disaggregation rule of Section 3.15(e)(2) .

(e)

Special Rule for Early Participation. If this 401(m) Plan provides that Otherwise Excludable Participants are eligible to participate and if the Plan applies Code §410(b)(4)(B) in determining whether the 401(m) Plan meets the requirements of Code §410(b)(1), then in determining whether the 401(m) Plan satisfies the ACP Test, the Sponsoring Employer may, in the Sponsoring Employer's discretion (but is not required to), either:

(1)

Early Participation Rule. Pursuant to Code §401(m)(5)(C), perform the ACP Test for the Plan (determined without regard to disaggregation under Regulation §1.410(b)–7(c)(3)), by using the ACP for all Participants who are Highly Compensated Employees for the Plan Year and the ACP for Participants who are Non-Highly Compensated Employees for the Applicable Plan Year, disregarding all Otherwise Excludable Participants who are Non-Highly Compensated Employees; or

(2)

Permissive Disaggregation Rule. Pursuant to Regulation §1.401(m)–1(b)(4), disaggregate the Plan into separate plans and perform the ACP Test separately for all Participants who are Otherwise Excludable Participants and for all Participants who are not Otherwise Excludable Participants.

(f)

HCEs and NHCEs for a Particular Plan Year. A Participant is a Highly Compensated Employee for a particular Plan Year if that Participant meets the definition of a Highly Compensated Employee in effect for that Plan Year. Similarly, a Participant is a Non-Highly Compensated Employee for a particular Plan Year if the Participant does not meet the definition of a Highly Compensated Employee in effect for that Plan Year.

(g)

Plan Aggregation and Coverage Change Rules. If this Plan satisfies the requirements of Code §401(m), §401(a)(4), or §410(b) only by being aggregated with one or more other plans of the Sponsoring Employer, or if one or more other plans satisfy the requirements of Code §401(m), §401(a)(4), or §410(b) only by being aggregated with this Plan, this Section will be applied by determining the ACP of the Employees as if all such plans (including this Plan) were a single plan. If the Plan uses the Prior Year Testing Method and if more than 10% of the Employer's NHCEs are involved in a plan coverage change as defined in Regulation §1.401(m)-2(c)(4), any adjustments to the NHCEs' ACP for the prior Plan Year will be made in accordance with such Regulations. Plans may be aggregated to satisfy Code § 401(m) only if they have the same Plan Year and use the same ACP testing method (Prior Year Testing Method or Current Year Testing Method).

(h)

Disproportionate Matching Contributions With Respect to Elective Deferrals Excluded From ACP Test. A Matching Contribution with respect to an Elective Deferral for a Participant who is a Non-Highly Compensated Employee is not taken into account under the ACP Test for a Plan Year to the extent that the Matching Contribution exceeds the greatest of (1) 5% of such Participant's Code §414(s) Compensation; (2) 100% of the Participant's Elective Deferrals for the Plan Year; and (3) the product of 2 times the Plan's Representative Matching Rate and the Participant's Elective Deferrals for the Plan Year.

(i)

Disproportionate Matching Contributions With Respect to Employee Contributions Excluded From ACP Test. If the Plan provides a Matching Contribution with respect to the sum of a Participant's Employee Contributions and Elective Deferrals, then the sum of the Participant's Employee Contributions and Elective Deferrals is substituted for the amount of the Participant's Elective Deferrals in paragraph (h). Similarly, if the Plan provides a Matching Contribution with respect to a Participant's Employee Contributions (but not Elective Deferrals), then the Participant's Employee Contributions are substituted for the amount of the Participant's Elective Deferrals in paragraph (h).

(j)

Matching Contributions Taken Into Account Under Safe Harbor Provisions. If this Plan satisfies the ACP safe harbor requirements of Code §401(m)(11) for a Plan Year but nonetheless must satisfy the ACP Test because the Plan provides for Employee Contributions for such Plan Year, then the Sponsoring Employer is permitted (but is not required) to apply the ACP Test by disregarding all Matching Contributions with respect to all Participants. In addition, if this Plan satisfies the ADP safe harbor requirements of Regulation §1.401(k)–3 for a Plan Year using ADP Safe Harbor Matching Contributions but does not satisfy the ACP safe harbor requirements of Code §401(m)(11) for such Plan Year, then the Sponsoring Employer is permitted (but is not required) to apply the ACP Test by excluding Matching Contributions with respect to all Participants that do not exceed 4% of each Participant's Code §414(s) Compensation. If the Plan disregards any Matching Contributions pursuant to this paragraph, then this disregard must be applied to all Participants.

(k)	Multiple Use Test. Effective for Plan Years beginning after December 31, 2001, the multiple use test is repealed and does not apply to this Plan, pursuant to EGTRRA §666.

(l)

Correction Methods for Failed ACP Test. If a 401(m) Plan is subject to the Actual Contribution Percentage Test (ACP Test) for a Plan Year and the Plan fails to satisfy the ACP Test for such Plan Year, then the Sponsoring Employer will use one or more of the following correction methods to satisfy the ACP Test for such Plan Year (and the Sponsoring Employer has the discretion to determine which one or more of the correct methods may be used to satisfy the ACP Test):

(1)

Distribution of Excess Aggregate Contributions Plus Income or Loss. Excess Aggregate Contributions of Highly Compensated Employee(s), plus any income and minus any loss allocable to such Excess Aggregate Contributions, may be forfeited (if forfeitable) and may be distributed (if non-forfeitable), pursuant to Section 5.20 .

(2)

QNECs and QMACs. The Sponsoring Employer may make Qualified Matching Contributions pursuant to Section 3.5 and/or Qualified Non-Elective Contributions pursuant to Section 3.6 to satisfy the ACP Test, subject to the following limitations: (A) Qualified Non-Elective Contributions are permitted to be used in the ACP Test only to the extent that such Qualified Non-Elective Contributions satisfy the limitations of Section 1.43(e) ; and (B) Qualified Matching Contributions are permitted to be used in the ACP Test only to the extent that such Qualified Matching Contributions satisfy the limitations of Section 1.43(c) , 1.43(f) , 1.43(g) , and either 3.15(h) or 3.15(i) .

3.16

ADP Safe Harbor Contributions

. A 401(k) Plan that satisfies the ADP Safe Harbor Contribution requirements of Code §401(k)(12) for a Plan Year is a Safe Harbor 401(k) Plan if it satisfies the following requirements:

(a)

ADP Safe Harbor Contribution. The Sponsoring Employer makes an ADP Safe Harbor Contribution on behalf of each Safe Harbor Participant, equal to either an ADP Safe Harbor Non-Elective Contribution or an ADP Safe Harbor Matching Contribution, that satisfies the following requirements:

(1)	ADP Safe Harbor Non-Elective Contribution. An ADP Safe Harbor Non-Elective Contribution equal to at least three percent (3%) of the Safe Harbor Participant's Compensation for the Plan Year; or

(2)

ADP Safe Harbor Matching Contribution. An ADP Safe Harbor Matching Contribution in an amount determined under either a basic matching formula or an enhanced matching formula, that satisfies the following requirements:

(A)

Basic Matching Formula. An ADP Safe Harbor Matching Contribution in an amount equal to the sum of (i) 100% of the amount of the Safe Harbor Participant's Elective Deferrals that do not exceed 3% of the Safe Harbor Participant's Compensation; plus (ii) 50% of the amount of the Safe Harbor Participant's Elective Deferrals that exceed 3% of the Safe Harbor Participant's Compensation but that do not exceed 5% of the Safe Harbor Participant's Compensation.

(B)

Enhanced Matching Formula. An ADP Safe Harbor Matching Contribution formula that, at any rate of the Safe Harbor Participant's Elective Deferrals, provides an aggregate amount of ADP Safe Harbor Matching Contributions that is at least equal to the aggregate amount of ADP Safe Harbor Matching Contributions that would have been provided under the basic matching formula of subparagraph (a)(2)(A) above. Furthermore, the ratio of a Safe Harbor Participant's ADP Safe Harbor Matching Contributions under the enhanced matching formula for a Plan Year to the Safe Harbor Participant's Elective Deferrals may not increase as the amount of a Safe Harbor Participant's Elective Deferrals increases.

(C)

Limitation on HCE Matching Contributions. The ratio of ADP Safe Harbor Matching Contributions to Elective Deferrals of a Safe Harbor Participant who is a Highly Compensated Employee must not exceed the ratio of ADP Safe Harbor Matching Contributions to Elective Deferrals of any Safe Harbor Participant who is a Non-Highly Compensated Employee with Elective Deferrals at the same percentage of Compensation as any Highly Compensated Employee.

(D)

ADP Safe Harbor Matching Contributions on Employee Contributions. ADP Safe Harbor Matching Contributions may be made on both Elective Deferrals and Employee Contributions if the ADP Safe Harbor Matching Contributions are made on the sum of Elective Deferrals and Employee Contributions on the same terms as ADP Safe Harbor Matching Contributions that are made with respect to Elective Deferrals alone. Alternatively, ADP Safe Harbor Matching Contributions may be made on Elective Deferrals and Employee Contributions if ADP Safe Harbor Matching Contributions on Elective Deferrals are not affected by the amount of Employee Contributions.

(E)

Periodic Matching Contributions. If the Employer elects to contribute and allocate separately ADP Safe Harbor Matching Contributions for an Allocation Period of less than the Plan Year (e.g., each payroll period or with respect to all payroll periods ending with or within each month or quarter of a Plan Year), then such ADP Safe Harbor Matching Contributions with respect to any Elective Deferrals made during a Plan Year quarter will be contributed to the Plan by the last day of the immediately following Plan Year quarter.

(F)

Catch-Up Contributions. Catch-Up Contributions will be treated as any other Elective Deferrals and will be matched according to the ADP Safe Harbor Matching Contribution formula as if the Catch-Up Contributions were any other Elective Deferrals.

(G)	Permissible Restrictions on Elective Deferrals by NHCEs. Elective Deferrals by Safe Harbor Participants who are NHCEs cannot be restricted, except pursuant to the following rules:

(i)     Restrictions on Election Periods. The Plan may limit the frequency and duration of periods in which Safe Harbor Participants may make or change cash or deferred elections under the Plan. However, a Safe Harbor Participant must have a reasonable opportunity (including a reasonable period after receipt of the Safe Harbor Notice) to make or change a cash or deferred election for the Plan Year. A 30-day period is deemed to be a reasonable period to make or change a cash or deferred election.

(ii)     Restrictions on Amount of Elective Deferrals. The Plan may limit the amount of Elective Deferrals that may be made by a Safe Harbor Participant, provided that each Safe Harbor Participant who is a NHCE is permitted (unless restricted under paragraph (a)(2)(G)(iv)) to make Elective Deferrals in an amount that is at least sufficient to receive the maximum amount of ADP Safe Harbor Matching Contributions available under the Plan for the Plan Year, and the Safe Harbor Participant who is a NHCE is permitted to elect any lesser amount of Elective Deferrals. However, the Plan may limit cash or deferred elections to whole percentages of Compensation or whole dollar amounts.

(iii)     Restrictions on Types of Compensation that May Be Deferred. The Plan may limit the types of Compensation that may be deferred by a Safe Harbor Participant, provided that each Safe Harbor Participant who is a Non-Highly Compensated Employee is permitted to make Elective Deferrals under a definition of Compensation that is a reasonable definition of compensation within the meaning of Regulation §1.414(s)–1(d)(2). Therefore, the definition of Compensation from which Elective Deferrals may be made is not required to satisfy the nondiscrimination requirement of Regulation §1.414(s)–1(d)(3).

(iv)     Restrictions Due to Limitations Under the Code. The Plan may limit the amount of Elective Deferrals made by an a Safe Harbor Participant under the Plan either [a] because of the limitations of Code §402(g) or §415; or [b] because, on account of a financial hardship distribution, the Safe Harbor Participant's ability to make Elective Deferrals has been suspended for 6 months in accordance with Regulation §1.401(k)–1(d)(3)(iv)(E).

(b)	Safe Harbor Notice. The Sponsoring Employer must give a Safe Harbor Notice to each Safe Harbor Participant, which must satisfy the following content and timing requirements:

(1)	Safe Harbor Notice Must Be Written. The Safe Harbor Notice must be in writing or in such other form of communication as permitted by Regulation §1.401(a)–21.

(2)

Content Requirements. The content requirement for a Safe Harbor Notice is satisfied if the Safe Harbor Notice is sufficiently accurate and comprehensive to inform the Safe Harbor Participant of the Safe Harbor Participant's rights and obligations under the plan; and the Safe Harbor Notice is written in a manner calculated to be understood by the average Safe Harbor Participant in the Plan. A Safe Harbor Notice will satisfy this content requirement if the Safe Harbor Notice accurately describes (A) the ADP Safe Harbor Contribution formula used by the Plan (including a description of the levels of ADP Safe Harbor Matching Contributions, if any, available under the Plan); (B) any other contributions under the Plan or Matching Contributions to another plan on account of Elective Deferrals or Employee Contributions under this plan (including the potential for discretionary Matching Contributions) and the conditions under which such contributions are made; (C) the plan to which the ADP Safe Harbor Contribution will be made (if different than this Plan); (D) the type and amount of Compensation that may be deferred under the Plan; (E) how to make cash or deferred elections, including any administrative requirements that apply to such elections; (F) the periods available under the plan for making cash or deferred elections; (G) the distribution and Vesting provisions applicable to contributions under the Plan; and (H) information that makes it easy to obtain additional information about the Plan (including an additional copy of the summary plan description) such as telephone numbers, addresses and, if applicable, electronic addresses, of individuals or offices from whom Safe Harbor Participants can obtain such Plan information. The Safe Harbor Notice may cross-reference relevant portions of a summary plan description that provides the same information that would be provided (or is concurrently provided) to Safe Harbor Participants, with respect to information described in (i) paragraph (b)(2)(B) (relating to any other contributions under the Plan); (ii) paragraph (b)(2)(C) (relating to the plan to which safe harbor contributions will be made); and/or (iii) paragraph (b)(2)(D) (relating to the type and amount of Compensation that may be deferred under the Plan).

(3)

Timing Requirement. The timing requirement for a Safe Harbor Notice is satisfied if the Safe Harbor Notice is provided within a reasonable period before the beginning of the Plan Year (or, in the Plan Year in which an Employee will become a Safe Harbor Participant, within a reasonable period before the Employee becomes a Safe Harbor Participant). The determination of whether a Safe Harbor Notice satisfies the timing requirement is based on all of the relevant facts and circumstances. However, this timing requirement is deemed to be satisfied if at least 30 days, but not more than 90 days, or any other reasonable period, before the beginning of a Plan Year, the Safe Harbor Notice is given to each Safe Harbor Participant for the Plan Year. In the case of an Employee who does not receive the Safe Harbor Notice within the period described in the previous sentence because the Employee becomes a Safe Harbor Participant after the 90th day before the beginning of the Plan Year, the timing requirement is deemed to be satisfied if the Safe Harbor Notice is provided no more than 90 days before the Employee becomes a Safe Harbor Participant (and no later than the date that the Employee becomes a Safe Harbor Participant). The preceding sentence would apply in the case of any Employee who becomes a Safe Harbor Participant for the first Plan Year under a newly established plan that provides for Elective Deferrals, or would apply in the case of the first Plan Year in which an Employee becomes a Safe Harbor Participant under an existing plan that provides for Elective Deferrals.

(c)

Plan Year Requirement. Except as provided in this paragraph or paragraph (d), the Sponsoring Employer must adopt ADP Safe Harbor Contribution provisions before the first day of the Plan Year and remain in effect for an entire 12-month Plan Year. In addition, except as provided in paragraph (e), if the Plan includes ADP Safe Harbor Contribution provisions, then the Plan cannot be amended to change such provisions for that Plan Year. Moreover, if ADP Safe Harbor Non-Elective Contributions or ADP Safe Harbor Matching Contributions will be made to another plan for a Plan Year, provisions under that other plan that specify that the ADP Safe Harbor Contributions will be made and provide that the contributions will be ADP Safe Harbor Non-Elective Contributions or ADP Safe Harbor Matching Contributions must also be adopted before the first day of that Plan Year. A 401(k) Plan will be considered to be a Safe Harbor 401(k) Plan for a Plan Year of less than 12 months, pursuant to the following rules:

(1)

Initial Plan Year. If this Plan is a newly established plan (other than a successor plan within the meaning of Regulation §1.401(k)–2(c)(2)(iii)), then the Plan Year may be less than 12 months, provided that the Plan Year is at least 3 months long (or, in the case of a newly established Employer that establishes the Plan as soon as administratively feasible after the employer comes into existence, a shorter period). Similarly, a cash or deferred arrangement may be added to an existing profit sharing, stock bonus, or pre-ERISA money purchase pension plan for the first time during that Plan Year, provided that (A) the Plan is not a successor plan; and (B) the cash or deferred arrangement is made effective no later than 3 months prior to the end of the Plan Year.

(2)

Change of Plan Year. If the Plan has a short Plan Year as a result of changing its Plan Year, then the Plan Year may be less than 12 months, provided that (A) the Plan satisfied the requirements of this Section for the immediately preceding Plan Year; and (B) the Plan satisfies the requirements of this Section (determined without regard to paragraph (e)) for the immediately following Plan Year (or for the immediately following 12 months if the immediately following Plan Year is less than 12 months).

(3)

Final Plan Year. If the Plan terminates during a Plan Year, then the final Plan Year may be less than 12 months, provided that the Plan satisfies the requirement of this Section through the date of termination and either (A) the Plan satisfies the requirements of paragraph (e), treating the termination of the Plan as a reduction or suspension of ADP Safe Harbor Matching Contributions, other than the requirement that Safe Harbor Participants have a reasonable opportunity to change their cash or deferred elections and, if applicable, Employee Contribution elections; or (B) the Plan termination is in connection with a transaction described in Code §410(b)(6)(C) or the employer incurs a substantial business hardship comparable to a substantial business hardship described in Code §412(d).

(d)

Contingent ADP Safe Harbor Non-Elective Contributions. Notwithstanding paragraph (c), if the Plan provides for the use of the Current Year Testing Method, then the Plan may be amended after the first day of the Plan Year and no later than 30 days before the last day of the Plan Year to adopt ADP Safe Harbor Non-Elective Contributions for the Plan Year, effective as of the first day of the Plan Year, but only if the Plan provides the contingent Safe Harbor Notice and follow-up Safe Harbor Notice:

(1)

Contingent Safe Harbor Notice Provided. The requirement to provide the contingent Safe Harbor Notice is satisfied, if the Sponsoring Employer provides a Safe Harbor Notice that would satisfy the requirements of paragraph (b), except that, in lieu of setting forth the ADP Safe Harbor Contributions used under the Plan as set forth in paragraph (b)(2)(A), the Safe Harbor Notice specifies that the Plan may be amended during the Plan Year to include the ADP Safe Harbor Non-Elective Contribution and that, if the Plan is amended, a follow-up Safe Harbor Notice will be provided.

(2)

Follow-up Safe Harbor Notice Requirement. The requirement to provide the follow-up Safe Harbor Notice is satisfied if, no later than 30 days before the last day of the Plan Year, each Safe Harbor Participant is given a Safe Harbor Notice that states that the ADP Safe Harbor Non-Elective Contribution will be made for the Plan Year. The Safe Harbor Notice must be in writing or in such other form of communication as permitted by Regulation §1.401(a)–21 and is permitted to be combined with a contingent Safe Harbor Notice for the next Plan Year.

(e)

Permissible Reduction or Suspension of ADP Safe Harbor Matching Contributions. If the Plan provides for ADP Safe Harbor Matching Contributions for a Plan Year, then the Plan may be amended during the Plan Year to reduce or suspend ADP Safe Harbor Matching Contributions on future Elective Deferrals (and, if applicable, Employee Contributions), provided that:

(1)

Supplemental Notice. All Safe Harbor Participants are provided a supplemental notice in writing or in such other form of communication as permitted by Regulation §1.401(a)–21, that explains (A) the consequences of the amendment which reduces or suspends ADP Safe Harbor Matching Contributions on future Elective Deferrals and, if applicable, Employee Contributions; (B) the procedures for changing their cash or deferred election and, if applicable, their Employee Contribution elections; and (C) the effective date of the amendment.

(2)

Effective Date. The reduction or suspension of ADP Safe Harbor Matching Contributions is effective no earlier than the later of (A) 30 days after Safe Harbor Participants are provided the supplemental notice, or (B) the date that the amendment is adopted.

(3)

Opportunity to Change Deferral Elections. Safe Harbor Participants are given a reasonable opportunity (including a reasonable period after receipt of the supplemental notice) prior to the reduction or suspension of safe harbor matching contributions to change their cash or deferred elections and, if applicable, their Employee Contribution elections.

(4)	Satisfaction of ADP Test. The Plan is amended to provide that the ADP Test will be satisfied for the entire Plan Year in which the reduction or suspension occurs using the Current Year Testing Method.

(5)

Satisfaction Through Effective Date. The Plan satisfies the requirements of this Section (other than this paragraph) with respect to Elective Deferrals and/or Employee Contributions through the effective date of the amendment.

(f)	Additional Rules. The following additional rules apply to ADP Safe Harbor Contributions:

(1)

ADP Safe Harbor Contributions Taken into Account. An ADP Safe Harbor Contribution is taken into account for purposes of this Section for a Plan Year if the ADP Safe Harbor Contribution would be taken into account for such Plan Year under the rules of Regulation §1.401(k)–2(a) or §1.401(m)–2(a). Thus, an ADP Safe Harbor Matching Contribution must be made within 12 months after the end of the Plan Year. Similarly, an Elective Deferral that would be taken into account for a Plan Year under Regulation §1.401(k)–2(a)(4)(i)(B)(2) must be taken into account for such Plan Year for purposes of this Section, even if the Compensation would have been received after the close of the Plan Year.

(2)

Use of ADP Safe Harbor Non-Elective Contributions for Other Non-Discrimination Tests. ADP Safe Harbor Non-Elective Contributions may also be taken into account for purposes of determining whether the Plan satisfies Code §401(a)(4). Thus, ADP Safe Harbor Non-Elective Contributions are not subject to the limitations on Qualified Non-Elective Contributions under Regulation §1.401(k)–2(a)(6)(ii), but are subject to the rules generally applicable to Non-Elective Contributions under Code §401(a)(4) and Regulation §1.401(a)(4)–1(b)(2)(ii). However, pursuant to Code §401(k)(12)(E)(ii), ADP Safe Harbor Matching Contributions and ADP Safe Harbor Non-Elective Contributions may not be taken into account under the Plan (or any other plan) for purposes of Code §401(l) (including the imputation of permitted disparity under Regulation §1.401(a)(4)–7).

(3)

Early Participation Rule. The Plan is permitted to apply the rules of Code §410(b)(4)(B) to treat the Plan as two separate plans for purposes of Code §410(b) and apply the safe harbor requirements to one plan and apply the requirements of Regulation §1.401(k)–2 to the other plan.

(4)

Satisfying ADP Safe Harbor Contribution Requirements Under Another Plan. ADP Safe Harbor Non-Elective Contributions or ADP Safe Harbor Matching Contributions may be made to this Plan or to another defined contribution plan that satisfies Code §401(a) or §403(a). If ADP Safe Harbor Contributions are made to another defined contribution plan, then this Plan must specify the plan to which the ADP Safe Harbor Contributions are being made and the ADP Safe Harbor Contribution requirements of paragraph (a) must be satisfied in the other defined contribution plan in the same manner as if the ADP Safe Harbor Contributions were made to this Plan. The plan to which the ADP Safe Harbor Contributions are being made must have the same Plan Year as this Plan, and each Safe Harbor Participant under this Plan must be eligible under the same conditions under the other defined contribution plan. The plan to which the ADP Safe Harbor Contributions are being made need not be a plan that can be aggregated with this Plan.

(5)

Contributions Used Only Once. ADP Safe Harbor Non-Elective Contributions or ADP Safe Harbor Matching Contributions cannot be used to satisfy the ADP Safe Harbor Contribution requirements for more than one plan.

3.17

ACP Safe Harbor Contributions

. Matching Contributions (including, if applicable, ADP Safe Harbor Matching Contributions) that satisfy the ACP Safe Harbor Matching Contribution requirements of Code §401(m)(11) for a Plan Year are ACP Safe Harbor Matching Contributions in a Safe Harbor 401(m) Plan if such contributions (including, if applicable, ADP Safe Harbor Matching Contributions) satisfy the following requirements:

(a)

Satisfaction of ADP Safe Harbor Contribution Requirements. The Plan must satisfy the ADP Safe Harbor Contribution requirements of Section 3.18 with either ADP Safe Harbor Non-Elective Contributions (including contingent ADP Safe Harbor Non-Elective Contributions of Section 3.18(d)) or ADP Safe Harbor Matching Contributions. Pursuant to Code §401(k)(12)(E)(ii), the ADP Safe Harbor Contribution requirements must be satisfied without regard to Code §401(l).

(b)	Limitation on Matching Contributions. The Plan that provides for ACP Safe Harbor Matching Contributions must satisfy the following limitations:

(1)

Matching Contribution Rate Must Not Increase. The ratio of Matching Contributions on behalf of a Safe Harbor Participant for a Plan Year to the Safe Harbor Participant's Elective Deferrals and Employee Contributions, cannot not increase as the amount of a Safe Harbor Participant's Elective Deferrals and Employee Contributions increases;

(2)

Matching Contribution Cannot Be Made for Deferrals in Excess of 6% of Compensation. Matching Contributions cannot be made with respect to Elective Deferrals or Employee Contributions that exceed six percent (6%) of the Safe Harbor Participant's Compensation;

(3)

Discretionary Matching Contribution Cannot Exceed 4% of Compensation. If Matching Contributions are discretionary, then the Matching Contributions cannot exceed 4% of the Safe Harbor Participant's Compensation; and

(4)

Limitation on Rate of Match. The ratio of Matching Contributions on behalf of a Safe Harbor Participant who is a HCE to his or her Elective Deferrals or Employee Contributions (or to the sum thereof) for that Plan Year is no greater than the ratio of Matching Contributions to Elective Deferrals or Employee Contributions (or the sum of Elective Deferrals and Employee Contributions) that would apply with respect to any Safe Harbor Participant who is a NHCE for whom the Elective Deferrals or Employee Contributions (or the sum of Elective Deferrals and Employee Contributions) are the same percentage of Compensation. The determination of the rate of Matching Contributions will be made pursuant to the rules of Regulation §1.401(m)-3(d)(4) and §1.401(m)-3(d)(5).

(5)

Catch-Up Contributions. With respect to ACP Safe Harbor Matching Contributions, Catch-Up Contributions will be treated as any other Elective Deferrals and will be matched according to the ACP Safe Harbor Matching Contribution formula as if the Catch-Up Contributions were Elective Deferrals.

(6)

Permissible Restrictions on Elective Deferrals or Employee Contributions by NHCEs. Elective Deferrals and/or Employee Contributions by Safe Harbor Participants who are NHCEs cannot be restricted, except pursuant to the rules of Section 3.18(a)(2)(G) (which rules will apply to Elective Deferrals and/or Employee Contributions) and Regulation §1.401(m)-3(d)(6).

(c)

Safe Harbor Notice. The Sponsoring Employer must give a Safe Harbor Notice to each Safe Harbor Participant that satisfies the content and timing requirements of Section 3.16(b) and Reg. §1.401(k)-3(d).

(d)

Plan Year Requirement. The Sponsoring Employer must adopt ACP Safe Harbor Matching Contributions provisions before the first day of the Plan Year and remain in effect for an entire 12-month Plan Year, subject to the rules and exceptions of Section 3.16(c) (which will apply to ACP Safe Harbor Matching Contributions) and Regulation §1.401(m)-3(f). For purposes of an initial Plan Year of a Plan, the amendment providing for ACP Safe Harbor Matching Contributions must be made effective at the same time as the adoption of a cash or deferred arrangement that satisfies the requirements of Regulation §1.401(k)-3.

(e)

Permissible Reduction or Suspension of ACP Safe Harbor Matching Contributions. If the Plan provides for ACP Safe Harbor Matching Contributions for a Plan Year, then the Plan may be amended during the Plan Year to reduce or suspend ACP Safe Harbor Matching Contributions on future Elective Deferrals (and, if applicable, Employee Contributions), subject to the rules of Section 3.16(e) (which rules will apply to ACP Safe Harbor Matching Contributions) and Regulation §1.401(m)-3(h).

(f)	Additional Rules. The following additional rules apply to ACP Safe Harbor Matching Contributions:

(1)

ACP Safe Harbor Matching Contributions Taken into Account. An ACP Safe Harbor Matching Contribution is taken into account for purposes of this Section for a Plan Year, pursuant to the same rules of Section 3.16(f)(1) and Regulation §1.401(k)-3(h)(1).

(2)

Early Participation Rule. The Plan is permitted to apply the rules of Code §410(b)(4)(B) to treat the 401(m) Plan as two separate plans for purposes of Code §410(b) and apply the safe harbor requirements to one plan and apply the requirements of Regulation §1.401(m)–2 to the other plan.

(3)

Satisfying ACP Safe Harbor Matching Contribution Requirements Under Another Plan. ACP Safe Harbor Matching Contributions may be made to this Plan or to another defined contribution plan that satisfies Code §401(a) or §403(a), pursuant to the same rules of Section 3.16(f)(4) and Regulation §1.401(k)-3(h)(4). Consequently, each Safe Harbor Participant who is a NHCE under the plan providing for ACP Safe Harbor Matching Contributions must be eligible under the same conditions under the other defined contribution plan and the plan to which the contributions are made must have the same Plan Year as the plan providing the ACP Safe Harbor Matching Contributions.

(4)	ACP Safe Harbor Matching Contributions Used Only Once. ACP Safe Harbor Matching Contributions cannot be used to satisfy the ACP Safe Harbor Matching Contribution requirements for more than one plan.

(5)

Plan Must Satisfy ACP Test With Respect to Employee Contributions. If this Plan permits Employee Contributions, then in addition to satisfying the requirements of this Section, the Plan must also satisfy the ACP Test. However, the ACP Test is permitted to be performed disregarding some or all ACP Safe Harbor Matching Contributions when this Section is satisfied with respect to the ACP Safe Harbor Matching Contributions, pursuant to Section 3.15(j) and Regulation §1.401(m)-2(a)(5)(iv).

3.18

General Non-Discrimination Test Requirements

. For Plan Years beginning on or after January 1, 2002, if the Sponsoring Employer applies the general test for non-discrimination as set forth in Code §401(a)(4) based upon Equivalent Accrual Rates to demonstrate that a Non-Safe Harbor Non-Elective Contribution that is made to this Plan is non-discriminatory, or if a Non-Safe Harbor Non-Elective Contribution that is made to this Plan is aggregated with one or more other plans of the Sponsoring Employer so that the Sponsoring Employer can apply the general test for non-discrimination set forth in Code §401(a)(4) based upon Equivalent Accrual Rates for the defined contribution plan(s) (including this Plan) to demonstrate that the plans (including this Plan) are non-discriminatory, then the following rules will apply:

(a)

Defined Contribution Rule. If this Plan (or any defined contribution plan(s) which are aggregated with this Plan) is not aggregated with any defined benefit plan of the Sponsoring Employer for purposes of applying the general test for non-discrimination based upon Equivalent Accrual Rates for this Plan (or any defined contribution plan(s) which are aggregated with this Plan), then any NHCE who is a Participant in this Plan (or, if any defined contribution plan(s) are aggregated with this Plan, any NHCE who is a Participant in this Plan or the other defined contribution plan(s)) and who receives an allocation of Non-Elective Contributions and/or QNECs must receive an allocation of Non-Elective Contributions and/or QNECs that is at least equal to the Minimum Allocation Gateway for the Plan Year, subject to the following provisions:

(1)

Circumstances When Minimum Allocation Gateway Not Required. The Minimum Allocation Gateway requirement need not be satisfied if this Plan (or the group of any defined contribution plan(s) which are aggregated with this Plan) has Broadly Available Allocation Rates or a Gradually Increasing Age or Service Schedule.

(2)	Treatment of Otherwise Excludable Participants. For purposes of this paragraph (a), Otherwise Excludable Participants will not be considered.

(b)

Combination of Defined Benefit/Defined Contribution Rule. If this Plan (or any defined contribution plan(s) which are aggregated with this Plan) is aggregated with any defined benefit plan for purposes of applying the general test for non-discrimination based upon Equivalent Accrual Rates for this Plan (or any defined contribution plan(s) which are aggregated with this Plan), then the Aggregate Normal Allocation Rate of each Non-Highly Compensated Employee in any plan that is part of the aggregated defined benefit plan(s) and defined contribution plan(s) (including this Plan) must be at least equal to the Minimum Aggregate Allocation Gateway for the Plan Year, subject to the following provisions:

(1)

Circumstances When Minimum Aggregate Allocation Gateway Not Required. The Minimum Aggregate Allocation Gateway requirement need not be satisfied if the aggregated combination of defined benefit plan(s) and defined contribution plan(s) (including this Plan) either is Primarily Defined Benefit in Character or consists of Broadly Available Separate Plans.

(2)	Treatment of Otherwise Excludable Participants. For purposes of this paragraph (b), Otherwise Excludable Participants will not be considered.

3.19

Annual Overall and Cumulative Permitted Disparity Limit

. In any Plan Year, if an Employee benefits under more than one plan, then the annual overall permitted disparity limit of this Section is satisfied only if an Employee’s Total Annual Disparity Fraction does not exceed one. Furthermore, the cumulative permitted disparity limit for a Participant is 35 Total Cumulative Permitted Disparity Years. The following rules apply in determining compliance with the two prior sentences:

(a)

Plans Taken into Account. All plans of the Employer are taken into account. In addition, all plans of any other employer are taken into account for all Service with the other employer for which the Employee receives credit for purposes of allocations/benefit accruals under any plan of the current Employer.

(b)

Application of the Limit. The limit of this Section takes into account the disparity provided under a section 401(l) plan as defined in Regulation §1.401(a)(4)-12 and the permitted disparity imputed under a plan that satisfies Code §401(a)(4) by relying on Regulation §1.401(a)(4)-7.

(c)

Total Annual Disparity Fraction. The term "Total Annual Disparity Fraction" means the sum of the Employee’s Annual Disparity Fractions for a Plan Year. An Employee’s Total Annual Disparity Fraction is determined as of the end of each Plan Year, based on the Employee’s Annual Disparity Fractions under all plans with plan years ending in the current Plan Year. The following subparagraphs determine an Employee’s Annual Disparity Fractions:

(1)

Annual Disparity Fraction for a Defined Contribution Plan. The Annual Disparity Fraction for an Employee benefiting under a defined contribution plan that is a section 401(l) plan, as defined in Regulation §1.401(a)(4)-12, is a fraction: (A) the numerator of which is the disparity provided under the plan for the Plan Year; and (B) the denominator of which is the maximum excess allowance under Regulation §1.401(l)-2(b)(2) for the Plan Year.

(2)

Annual Disparity Fraction for a Defined Benefit Excess Plan. The Annual Disparity Fraction for an Employee benefiting under a defined benefit excess plan that is a section 401(l) plan, as defined in Regulation §1.401(a)(4)-12, is a fraction: (A) the numerator of which is the disparity provided under the plan for the Plan Year; and (B) the denominator of which is the maximum excess allowance under Regulation §1.401(l)-3(b)(2) for the Plan Year.

(3)

Annual Disparity Fraction for a Defined Benefit Offset Plan. In general, the Annual Disparity Fraction for an Employee benefiting under a defined benefit offset plan that is a section 401(l) plan, as defined in Regulation §1.401(a)(4)-12, is a fraction: (A) the numerator of which is the disparity provided under the plan for the Plan Year; and (B) the denominator of which is the maximum offset allowance under Regulation §1.401(l)-3(b)(3) for the Plan Year. However, if a defined benefit offset plan applies an offset of a specified percentage of the employee’s PIA, as permitted under Regulation §1.401(l)-3(c)(2)(ix), then the numerator of the prior sentence is the offset percentage used in the Code §401(l) overlay under the plan.

(4)

Annual Disparity Fraction for a Plan that Imputes Disparity. The Annual Disparity Fraction for an Employee benefiting under a plan that imputes permitted disparity with respect to the Employee under Regulation §1.401(a)(4)-7 is one.

(5)

Annual Disparity Fraction for a Plan That Is Neither a Section 401(l) Plan Nor Imputes Disparity. The Annual Disparity Fraction for an Employee benefiting under a plan that neither is a section 401(l) plan as defined in Regulation §1.401(a)(4)-12 nor imputes permitted disparity under Regulation §1.401(a)(4)-7 is zero.

(6)

Determination of Annual Disparity Fractions. Generally, a separate Annual Disparity Fraction is determined for each plan under which the Employee benefits. If two plans are aggregated and treated as a single plan for purposes of Code §401(a)(4), a single annual disparity fraction applies to the aggregated plan. However, if a plan provides an allocation or benefit equal to the sum of two or more formulas, then each formula is considered a separate plan for purposes of this Section. If a plan provides an allocation or benefit equal to the greater of two or more formulas, then an Annual Disparity Fraction is calculated for the Employee under each formula and the largest of the fractions is the Employee’s Annual Disparity Fraction under the plan.

(d)

Adjustment to Plans if the Total Annual Disparity Fraction Exceeds One. If (1) this Plan utilizes the disparity provided under a section 401(l) plan as defined in Regulation §1.401(a)(4)-12 and/or the permitted disparity imputed under a plan that satisfies Code §401(a)(4) by relying on Regulation §1.401(a)(4)-7, and (2) the Total Annual Disparity Fraction exceeds one, then the following provisions will apply in a uniform manner for all Employees:

(1)

Other Plan(s) Have Adjustment Method. If the other plan(s) have a method to adjust Employer-provided contributions or benefits to assure that the Total Annual Disparity Fraction does not exceed one, the adjustment method of the other plan(s) will apply.

(2)

Other Plan(s) Do Not Have Adjustment Method. If the other plan(s) do not have a method to adjust employer-provided contributions or benefits to assure that the Total Annual Disparity Fraction does not exceed one, then the Sponsoring Employer will establish a administrative policy that is promulgated under Section 8.6 that adjusts Employer-provided contributions or benefits so that the Total Annual Disparity Fraction does not exceed one.

(3)

Special Rule for Multiple Prototypes Using this Same Basic Plan. Notwithstanding anything in this Section to the contrary, if multiple prototype plans (including this Plan) utilize this same Prototype Basic Plan, then the Sponsoring Employer will establish a administrative policy that is promulgated under Section 8.6 that adjusts Employer-provided contributions or benefits so that the Total Annual Disparity Fraction does not exceed one.

(e)

Cumulative Permitted Disparity Limit. Effective for Plan Years beginning on or after January 1, 1995, the cumulative permitted disparity limit for a Participant is 35 Total Cumulative Permitted Disparity Years. The term “Total Cumulative Permitted Disparity Years” means the number of Plan Years credited to the Participant for allocation or accrual purposes under this Plan, and under any other qualified plan or simplified employee pension plan (whether or not terminated) ever maintained by the Employer. For purposes of determining the Participant's cumulative permitted disparity limit, all Plan Years ending in the same calendar year are treated as the same Plan Year. If the Participant has not benefited under a defined benefit or target benefit plan for any year beginning on or after January 1, 1994, then the Participant has no cumulative disparity limit. For purposes of the prior sentence, a Participant is not treated as benefiting under a defined benefit plan for a Plan Year if the defined benefit plan was not a section 401(l) plan within the meaning of Regulation §1.401(a)(4)-12 for that Plan Year and did not impute permitted disparity under Regulation §1.401(a)(4)-7 for that Plan Year.

3.20	Deemed IRA Contributions . Deemed IRA Contributions are not permitted.

Article 4

Plan Benefits

4.1

Benefit Upon Normal Retirement

. Every Participant who has reached Normal Retirement Age will be entitled upon subsequent Termination of Employment with the Employer to receive his or her Vested Aggregate Account balance determined as of the most recent Valuation Date coinciding with or immediately preceding the date of distribution. Distribution will be made under Section 5.1 .

4.2

Benefit Upon Late Retirement

. A Participant who has reached Normal Retirement Age may elect to remain employed by the Employer and retire at a later date. Such Participant will continue to participate in the Plan and his or her Participant's Account will continue to receive allocations under Article 3. Upon actual retirement, the Participant will be entitled to his or her Vested Aggregate Account balance determined as of the most recent Valuation Date coinciding with or immediately preceding the date of distribution. A Participant who elects late retirement may at any time (1) choose to have distributed prior to actual retirement all or part of his or her Vested Aggregate Account determined as of the most recent Valuation Date coinciding with or immediately preceding the date of distribution; or (2) choose to have such Vested Aggregate Account transferred to another qualified retirement plan maintained by the Employer. Upon actual retirement, the Participant will be entitled to his or her undistributed Vested Aggregate Account balance determined as of the most recent Valuation Date coinciding with or immediately preceding the date of distribution. Distribution will be made in accordance with Section 5.1 .

4.3

Benefit Upon Death

. Upon the death of a Participant prior to Termination of Employment with the Employer, or upon the death of a Terminated Participant prior to distribution of his or her Vested Aggregate Account, his or her Beneficiary will be entitled to the Participant's Vested Aggregate Account balance determined as of the most recent Valuation Date coinciding with or immediately preceding the date of distribution. If any Beneficiary who is living on the date of the Participant's death dies prior to receiving his or her entire death benefit, the portion of such death benefit will be paid in a lump sum to the estate of such deceased Beneficiary. The Administrator's determination that a Participant has died and that a particular person has a right to receive a death benefit will be final. Distribution will be made under Section 5.2 .

4.4

Benefit Upon Disability

. If a Participant suffers a Disability prior to Termination of Employment with the Employer, or if a Terminated Participant suffers a Disability prior to distribution of his or her Vested Aggregate Account, he or she will be entitled to his or her Vested Aggregate Account balance determined as of the most recent Valuation Date coinciding with or immediately preceding the date of distribution. Distribution will be made under Section 5.3 .

4.5

Benefit Upon Termination of Employment

. A Terminated Participant will be entitled to his or her Vested Aggregate Account balance as of the most recent Valuation Date coinciding with or immediately preceding the date of distribution. Distribution to a Terminated Participant who does not die prior to distribution or who does not suffer a Disability prior to distribution will be made under Section 5.4 .

4.6	Determination of Vested Interest . A Participant's Vested Interest in his or her Participant's Account will be determined in accordance with the following provisions:

(a)

Vesting Upon Retirement, Death or Disability. A Participant will have a 100% Vested Interest in his or her Participant's Account upon reaching Normal Retirement Age prior to Termination of Employment. A Participant will also have a 100% Vested Interest therein (1) upon his or her Disability prior to Termination of Employment; and (2) upon his or her death prior to Termination of Employment.

(b)

Vesting of Elective Deferrals, QMACs and QNECs and Certain Other Accounts. A Participant will at all times have a 100% Vested Interest in his or her Elective Deferral Account, ADP Safe Harbor Non-Elective Contribution Account, ADP Safe Harbor Matching Contribution Account, Qualified Matching Contribution Account, Qualified Non-Elective Contribution Account, Voluntary Employee Contribution Account, Rollover Contribution Account, and Deemed IRA Contribution Account.

(c)

Vesting of ACP Safe Harbor Matching Contribution Account. A Participant's Vested Interest in his or her ACP Safe Harbor Matching Contribution Account is described in the Safe Harbor 401(k) Contribution Addendum executed by the Sponsoring Employer from time to time.

(d)

Vesting Requirement Upon Complete Termination or Upon Discontinuance of Contributions. Upon a complete termination of the Plan or upon a complete discontinuance of contributions under the Plan, the following Participants will have a 100% Vested Interest in their Participants' Accounts: (1) Participants who are affected by such complete termination or, if applicable, such complete discontinuance of contributions; (2) Participants who have not Terminated Employment with the Employer; and (3) Participants who have Terminated Employment with the Employer and who (A) have not incurred five consecutive Breaks in Service and (B) have not received a complete distribution of their Vested Aggregate Account balance.

(e)

Vesting Requirement Upon Partial Termination. Upon partial termination of the Plan, only a Participant who has Terminated Employment because of the event which causes the partial termination but who has not incurred five consecutive Breaks in Service will have a 100% Vested Interest in his or her unpaid Participant's Account as of the date of partial termination.

(f)

Amendments to the Vesting Schedule. No amendment to the Plan may directly or indirectly reduce a Participant's Vested Interest in his or her Participant's Account. If the Plan is amended in any way that directly or indirectly affects the computation of a Participant's Vested Interest in his or her Participant's Account, or the Plan is deemed amended by an automatic change to or from a Top Heavy Vesting schedule, then the following provisions will apply:

(1)

Participant Election. Any Participant with at least three Years of Service may, by filing a written request with the Administrator, elect to have the Vested Interest in his or her Participant's Account computed by the Vesting schedule in effect prior to the amendment. A Participant who fails to make an election will have the Vested Interest in his or her Participant's Account computed under the new schedule. The period in which the election may be made will begin on the date the amendment is adopted or is deemed to be made and will end on the latest of (A) 60 days after the amendment is adopted; (B) 60 days after the amendment becomes effective; or (C) 60 days after the Participant is issued written notice of the amendment by the Employer or Administrator.

(2)

Preservation of Vested Interest. Notwithstanding the foregoing to the contrary, if the vesting schedule is amended, then in the case of an Employee who is a Participant as of the later of the date such amendment is adopted or the date it becomes effective, the Vested Interest in his or her Participant's Account determined as of such date will not be less than his or her Vested Interest computed under the Plan without regard to such amendment.

Article 5

Distribution of Benefits

5.1

Distribution of Benefit Upon Retirement

. Unless a cash-out occurs under Section 5.5 , the retirement benefit a Participant is entitled to receive under Section 4.1 or 4.2 will be distributed in the following manner:

(a)	Normal Form of Distribution. The Normal Form of Distribution is a lump sum payment.

(b)	Optional Forms of Distribution. There are no Optional Forms of Distribution.

(c)

Time of Distribution. Distribution will be made under this Section within a reasonable time after the Participant's actual retirement on or after the Normal Retirement Date; or within a reasonable time after the date a Participant who elects late retirement under Section 4.2 requests payment as permitted thereunder.

5.2

Distribution of Benefit Upon Death

. Unless a mandatory cash-out occurs under Section 5.5 , the death benefit a deceased Participant's Beneficiary is entitled to receive under Section 4.3 will be distributed as follows:

(a)

Surviving Spouse. If a Participant has a surviving Spouse on the date of the Participant's death, then the deceased Participant's surviving Spouse will be entitled to receive a death benefit determined in accordance with the following provisions:

(1)

Form of Distribution. If a Participant dies before the Annuity Starting Date, and the Participant has a surviving Spouse on the date of the Participant's death, then notwithstanding any other Beneficiary designation made by the Participant, the deceased Participant's surviving Spouse will be entitled to receive 100% of the deceased Participant's death benefit unless the surviving Spouse has waived that right in accordance with Section 5.8. The benefit will be distributed, at the election of the surviving Spouse, (A) in a lump sum payment; or (B) in Substantially Equal monthly, quarterly, semi-annual or annual cash installment payments over a period certain which does not extend beyond the life of the surviving Spouse (or beyond the life expectancy of the surviving Spouse), in which case the lump sum value of the Participant's benefit either may be segregated and separately invested and the Substantially Equal installments will be paid from the Plan; may remain invested in the Trust's assets and the Substantially Equal installments will be paid from the Plan; or may be used to purchase a nontransferable immediate or deferred annuity that is selected by the Employer and that complies with the terms of the Plan from an insurance company to provide for such Substantially Equal installments. All forms of distribution are available on a non-discriminatory basis and are not subject to the Administrator's discretion.

(2)

Time of Distribution. Any death benefit payable to a surviving Spouse will be distributed within a reasonable time after the death of the Participant, but not later than December 31st of the calendar year which contains the fifth anniversary of the date of the Participant's death pursuant to Section 5.9(b)(2)(A), if required minimum distributions to the Participant have not begun. However, if the surviving Spouse elects the Life Expectancy rule under Section 5.9(b)(2)(B), then the surviving Spouse may elect to defer distribution of the death benefit, but distribution must begin no later than December 31st of the calendar year in which the deceased Participant would have attained Age 70½.

(3)	Death of Surviving Spouse Before Distribution Begins. If the surviving Spouse dies before distribution begins, then distribution will be made as if the surviving Spouse were the Participant.

(b)	Non-Spouse Beneficiary. Any death benefit payable to a non-Spouse Beneficiary will be distributed to the Beneficiary in accordance with the following provisions:

(1)

Form of Distribution. Any such death benefit will be distributed, at the election of the Beneficiary, (A) in a lump sum payment; or (B) in Substantially Equal monthly, quarterly, semi-annual or annual cash installment payments over a period certain which does not extend beyond the life of the surviving Spouse (or beyond the life expectancy of the surviving Spouse), in which case the lump sum value of the Participant's benefit either may be segregated and separately invested and the Substantially Equal installments will be paid from the Plan; may remain invested in the Trust's assets and the Substantially Equal installments will be paid from the Plan; or may be used to purchase a nontransferable immediate or deferred annuity that is selected by the Employer and that complies with the terms of the Plan from an insurance company to provide for such Substantially Equal installments. All forms of distribution are available on a non-discriminatory basis and are not subject to the Administrator's discretion.

(2)

Time of Distribution. Any death benefit payable to a non-Spouse Beneficiary will be distributed within a reasonable time after the death of the Participant, but not later than December 31st of the calendar year which contains the fifth anniversary of the date of the Participant's death pursuant to Section 5.9(b)(2)(A), if required minimum distributions to the Participant have not begun. However, if the non-Spouse Beneficiary elects the Life Expectancy rule pursuant to Section 5.9(b)(2)(B), then distribution of the death benefit to a non-Spouse Beneficiary must begin no later than December 31st of the calendar year immediately following the calendar year in which the Participant died.

(c)

Distribution If the Participant or Other Payee Is In Pay Status. If a Participant or Beneficiary who has begun receiving distribution of his or her benefit dies before the entire benefit is distributed, then the balance thereof will be distributed to the Participant's Beneficiary (or Beneficiary's Beneficiary) at least as rapidly as under the method of distribution being used on the date of the Participant's or Beneficiary's death.

(d)

Payments to a Beneficiary of a Beneficiary. In the absence of a Beneficiary designation or other directive from the deceased Participant to the contrary, any Beneficiary may name his or her own Beneficiary to receive any benefits payable in the event of the Beneficiary's death prior to receiving the entire death benefit to which the Beneficiary is entitled; if a Beneficiary has not named his or her own Beneficiary, then the Beneficiary's estate will be the Beneficiary. If any benefit is payable under this paragraph to a Beneficiary of the deceased Participant's Beneficiary, to the estate of the deceased Participant's Beneficiary, or to any other Beneficiary or the estate thereof, then subject to the limitations regarding the latest dates for benefit payment of this Section and Section 5.9, the Administrator may (1) continue to pay the remaining value of such benefits in the amount and form that has already commenced, (2) pay such benefits in any other manner permitted under the Plan for distribution of benefits upon death, and/or (3) if payments have not already commenced, pay such benefits in any other manner permitted under the Plan for distribution of benefits upon death. Distribution to the Beneficiary of a Beneficiary must begin no later than the date that a distribution would have been made to the Participant's Beneficiary. The Administrator's determination under this paragraph will be final and will be applied in a uniform manner that does not discriminate in favor of Participants who are Highly Compensated Employees.

(e)

Partial Distributions. If a Participant's Beneficiary receives a distribution of less than 100% of the Participant's Vested Aggregate Account balance, then the Administrator will determine the portion (including zero) of the distribution that will be made from each of the Participant's sub-accounts, provided that any such determination is made in a uniform manner that does not discriminate in favor of Participants who are Highly Compensated Employees.

5.3

Distribution of Benefit Upon Disability

. Unless a mandatory cash-out occurs under Section 5.5 , the Disability benefit a Participant is entitled to receive under Section 4.4 will be distributed in the following manner:

(a)	Normal Form of Distribution. The Normal Form of Distribution is a lump sum payment.

(b)	Optional Forms of Distribution. There are no Optional Forms of Distribution.

(c)

Time of Distribution. Distribution will be made under this Section within an administratively reasonable time after the date on which a Participant who suffers a Disability Terminates Employment with the Employer on account of the Disability.

5.4

Distribution of Benefit Upon Termination of Employment

. Unless a mandatory cash-out occurs under Section 5.5 or a distribution occurs under Sections 5.1 , 5.2 , or 5.3 , the benefit that a Terminated Participant is entitled to receive under Section 4.5 will be distributed in the following manner:

(a)	Normal Form of Distribution. The Normal Form of Distribution is a lump sum payment.

(b)	Optional Forms of Distribution. There are no Optional Forms of Distribution.

(c)	Time of Distribution. Distribution will be made under this Section within an administratively reasonable time after the Participant requests payment.

5.5

Mandatory Cash-Out of Benefits

. Mandatory cash-outs prior to March 28, 2005 will be governed by the terms of the Plan (including amendments) as in effect prior to such date. Effective on or after such date, the Vested Aggregate Account of a Participant who has Terminated Employment, who is entitled to a distribution and who satisfies the requirements of this Section will be distributed without the Participant's consent in accordance with the following provisions:

(a)

Cashout Threshold. Distribution can only be made under this Section if a Participant's Vested Aggregate Account on or after the date of Termination of Employment does not exceed $1,000 (the "cash-out threshold"), which will be determined by including the Participant's Rollover Contribution Account (if any).

(b)

Time of Distribution. Distribution will be made under this Section as soon as administratively feasible after the Participant Terminates Employment. Notwithstanding the foregoing, if a Participant would have received a distribution under the preceding sentence but for the fact that his or her Vested Aggregate Account exceeded the cash-out threshold, and if at a later time the Participant's Vested Aggregate Account is reduced to an amount not greater than the cash-out threshold, the Administrator will distribute such Vested Aggregate Account in a lump sum without the Participant's consent as soon as administratively feasible after the date the Participant's Vested Aggregate Account no longer exceeds the cash-out threshold.

(c)

Form of Distribution. Distribution under this Section will, at the election of the Participant, be made as a lump sum cash payment or as a direct rollover under Section 5.14 . However, if the Participant does not elect to have the distribution made as a lump sum cash payment or as a direct rollover under Section 5.14 , then the Administrator will pay the distribution as a lump sum cash payment, and any such lump sum cash payment will occur not less than 30 days and not more than 90 days (or such other time as permitted by law) after the Code §402(f) notice is provided to the Participant.

5.6

Restrictions on Immediate Distributions

. If a Participant's Vested Aggregate Account balance exceeds the amount set forth in paragraph (a) of this Section and is Immediately Distributable, then such account can only be distributed in accordance with the following provisions:

(a)

General Rule. If (1) the Vested Aggregate Account balance (effective January 1, 2002, determined before taking into account the Participant's Rollover Contribution Account) of a Participant who has Terminated Employment exceeds $5,000, or if there are remaining payments to be made with respect to a particular distribution option that previously commenced, and (2) such amount is Immediately Distributable, then the Participant (and, with respect to any portion of the Participant's Account which is subject to the Qualified Joint and Survivor Annuity requirements of Code §401(a)(11) and Code §417, the Participant's Spouse, if any (or where either the Participant or Spouse has died, the survivor)), must consent to any distribution of such amount. If (1) the Vested Aggregate Account balance (effective January 1, 2002, determined before taking into account the Participant's Rollover Contribution Account) of a Participant who has Terminated Employment does not exceed $5,000, but (if applicable) exceeds the cash-out threshold set forth in Section 5.5(a), and (2) such amount is Immediately Distributable, then only the Participant (or where the Participant has died, the Participant's Spouse or Beneficiary) must consent to any distribution of such amount.

(b)

General Consent Requirement. The consent of the Participant (and, with respect to any portion of the Participant's Account which is subject to the Qualified Joint and Survivor Annuity requirements of Code §401(a)(11) and Code §417, the Participant's Spouse, if any (or where either the Participant or Spouse has died, the survivor)) to any benefit that is Immediately Distributable must be obtained in writing within the 90-day period (or such other period as may be required by law) ending on the Annuity Starting Date. However, (1) with respect to any portion of the Participant's Account which is not subject to the Qualified Joint and Survivor Annuity requirements of Code §401(a)(11) and Code §417, the Participant will not be required to consent to a distribution that is required by Code §401(a)(9) or § 415; and (2) with respect to any portion of the Participant's Account subject to the Qualified Joint and Survivor Annuity requirements of Code §401(a)(11) and Code §417, (A) only the Participant must consent to the distribution of a Qualified Joint and Survivor Annuity while the benefit is Immediately Distributable, and (B) neither the Participant (nor the Participant's Spouse) is required to consent to a distribution required by Code §401(a)(9) or §415.

(c)

Notification Requirement. The Administrator must notify the Participant (and, with respect to any portion of the Participant's Account which is subject to the Qualified Joint and Survivor Annuity requirements of Code §401(a)(11) and Code §417, the Participant's Spouse) of the right to defer any distribution until it is no longer Immediately Distributable. Notification will include a general explanation of the material features and relative values of the optional forms of benefit that are available under the Plan in a manner that would satisfy the notice requirements of Code §417(a)(3), and any such notification will be provided no less than 30 days or more than 90 days (or such other period as may be required by law) prior to the Annuity Starting Date. Notwithstanding the other requirements of this Section, the notices prescribed by this Section need not be given to a Participant if (1) the Plan "fully subsidizes" the costs of a Qualified Joint and Survivor Annuity or Qualified Pre-Retirement Survivor Annuity; (2) the Plan does not allow the Participant to waive the Qualified Joint and Survivor Annuity or Qualified Pre-Retirement Survivor Annuity; and (3) the Plan does not allow a Participant who has a Spouse to designate a non-Spouse Beneficiary. For purposes of this Section, a plan fully subsidizes the costs of a benefit if no increases in cost, or decreases in benefits to the Participant may result from the Participant's failure to elect another benefit.

(d)

Waiver of 30-Day Requirement. Distribution of a Participant's benefit may begin less than 30 days after the notice described in paragraph (c) is given the Participant if (1) the Administrator clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving notice to consider the decision of whether or not to elect a distribution; (2) the Participant, after receiving the notice, affirmatively elects a distribution (or a particular distribution option); and (3) with respect to any portion of the Participant's Account which is subject to the Qualified Joint and Survivor Annuity requirements of Code §401(a)(11) and Code §417, the Participant does not revoke the election at any time prior to the expiration of the 7-day period that begins on the date the notice is given.

(e)

Consent Not Needed on Plan Termination. If upon Plan termination neither the Employer nor an Affiliated Employer maintains another defined contribution plan (other than an employee stock ownership plan (ESOP) as defined in Code §4975(e)(7)), then the Participant's benefit will, without the Participant's consent (and, with respect to any portion of the Participant's Account which is subject to the Qualified Joint and Survivor Annuity requirements of Code §401(a)(11) and Code §417, without consent of the Participant's Spouse), be distributed to the Participant. If the Employer or an Affiliated Employer maintains another defined contribution plan (other than an ESOP), then the Participant's benefit will, without the Participant's consent (and, with respect to any portion of the Participant's Account which is subject to the Qualified Joint and Survivor Annuity requirements of Code §401(a)(11) and Code §417, without consent of the Participant's Spouse), be transferred to the other plan if the Participant does not consent to an immediate distribution under this Section. Notwithstanding the foregoing, this paragraph will not apply to any portion of the Participant's Account which is subject to the Qualified Joint and Survivor Annuity requirements of Code §401(a)(11) and Code §417 if the Plan, upon termination, offers an annuity option purchased from a commercial provider with respect to such portion of the Participant's Account.

5.7

Accounts of Rehired Participants

. If a Participant who is not 100% Vested in his or her Participant's Account Terminates Employment, a Forfeiture of all or a portion of the Participant's Account of the Participant who has Terminated Employment may have occurred, and the Participant is subsequently reemployed by the Employer, then his or her Participant's Account will be administered in accordance with the following provisions:

(a)

Reemployment of a Participant After 5 Consecutive Breaks in Service. If the Participant is reemployed by the Employer after incurring five consecutive Breaks in Service, then any previous Forfeiture of the Participant's Account will not be restored under the terms of this Plan.

(b)

Reemployment of a Non-Vested Participant Before 5 Consecutive Breaks in Service. If a Participant's Vested Interest in the entire Participant's Account attributable to Employer contributions is 0% on the date that the Participant Terminates Employment, restoration of the previous Forfeiture of such Participant's Account attributable to Employer contributions will occur in the Plan Year that such Participant is reemployed by the Employer.

(c)

Reemployment of a Vested Participant Before 5 Consecutive Breaks in Service. If a Participant's Vested Interest in the Participant's Account balance attributable to Employer contributions is less than 100% (but greater than 0%) on the date that the Participant Terminates Employment, a Forfeiture of the non-Vested portion of the Participant's Account balance attributable to Employer contributions of the Participant who has Terminated Employment may have occurred, and the Participant is subsequently reemployed by the Employer before incurring five consecutive Breaks in Service, then the following provisions will apply:

(1)

Distribution Has Occurred But No Forfeiture Has Occurred. If a Forfeiture of the non-Vested portion of the Participant's Account attributable to Employer contributions has not occurred but a distribution of all or a portion of the Participant's Account of the Participant who has Terminated Employment has occurred, then a separate bookkeeping account will be established for the Participant's Account at the time of distribution; the Participant's Vested Interest in the separate bookkeeping account at any relevant time will be an amount ("X") determined according to the following formula: X = P(AB + (R x D)) - (R x D)). In applying the formula, "P" is the Vested Interest at the relevant time, "AB" is the respective account balance at the relevant time, "D" is the amount of the distribution, and "R" is the ratio of the respective account balance at the relevant time to the respective account balance after the distribution.

(2)

Both Distribution and Forfeiture Have Occurred. If a distribution of all or a portion of the Vested Interest in the Participant's Account of a Participant who has Terminated Employment has occurred and Forfeiture of the non-Vested portion of the Participant's Account attributable to Employer contributions has occurred (which may not necessarily occur at the same time that the distribution occurs), then the previous Forfeiture of such Participant's Account balance attributable to Employer contributions will be restored, calculated as of the date the Forfeiture occurred (unadjusted by subsequent gains and losses) and based upon the Sponsoring Employer's decision whether the Participant is required to repay to the Plan the full amount of all distribution(s) which were attributable to Employer contributions (and effective as of the first day of Plan Year beginning in 2006 (or such earlier effective date as may be provided in a separate amendment for implementing the final Code §401(k) Regulations and as permitted by such Regulations), including Elective Deferrals). With respect to such decision of the Sponsoring Employer whether the Participant is required to repay to the Plan the full amount of all distribution(s) which were attributable to Employer contributions (and effective as of the first day of Plan Year beginning in 2006 (or such earlier effective date as may be provided in a separate amendment for implementing the final Code §401(k) Regulations and as permitted by such Regulations), including Elective Deferrals) in order to have the previous Forfeiture of such Participant's Account balance attributable to Employer contributions be restored, the following provisions will apply:

(A)	Precedent Established. Once such decision by the Sponsoring Employer has been made, such decision will establish precedence for the Plan and cannot be changed, altered or modified.

(B)

Time of Restoration If Repayment Is Not Required. If, based upon the Sponsoring Employer's decision, the Participant is not required to repay to the Plan the full amount of all distribution(s) which were attributable to Employer contributions (and effective as of the first day of Plan Year beginning in 2006 (or such earlier effective date as may be provided in a separate amendment for implementing the final Code §401(k) Regulations and as permitted by such Regulations), including Elective Deferrals) in order to have the previous Forfeiture of such Participant's Account balance attributable to Employer contributions be restored, then such restoration will occur in the Plan Year in which the Participant is reemployed by the Employer.

(C)

Time of Restoration If Repayment Is Required. If, based upon the Sponsoring Employer's decision, the Participant is required to repay to the Plan the full amount of all distribution(s) which were attributable to Employer contributions (and effective as of the first day of Plan Year beginning in 2006 (or such earlier effective date as may be provided in a separate amendment for implementing the final Code §401(k) Regulations and as permitted by such Regulations), including Elective Deferrals) in order to have the previous Forfeiture of such Participant's Account balance attributable to Employer contributions be restored, then, such repayment by the Participant must be made before the earlier of (i) five years after the Participant's Reemployment Commencement Date, or (ii) the date on which the Participant incurs five consecutive Breaks in Service following the date of distribution of either the entire or the remaining Vested Interest in the Participant's Account. Such restoration of the previous Forfeiture of such Participant's Account balance attributable to Employer contributions will occur in the Plan Year that the Participant repays to the Plan the full (or any remaining) amount of the distribution which was attributable to Employer contributions (and effective as of the first day of Plan Year beginning in 2006 (or such earlier effective date as may be provided in a separate amendment for implementing the final Code §401(k) Regulations and as permitted by such Regulations), including Elective Deferrals).

(d)

Sources of Restoration of Previously Forfeited Amounts. The sources to restore a previous Forfeiture of the non-Vested portion of the Participant's Account balance attributable to Employer contributions pursuant to this Section will be made first by using available Forfeitures to restore the previous Forfeiture and, if such available Forfeitures are insufficient to restore the previous Forfeiture, by the Employer making a special Employer contribution to the Plan to the extent necessary to restore the previous Forfeiture.

5.8	Spousal Consent Requirements . The following provisions apply to a Participant's (or, where applicable, a Participant's Spouse's) waiver of benefits under the Plan:

(a)

Normal Form of Distribution Is Not a Qualified Joint and Survivor Annuity. If the Normal Form of Distribution under the Plan is not a Qualified Joint and Survivor Annuity, all distributions can be made from the Plan to a Participant without the consent of the Participant's Spouse, except for any portion of the Participant's Account which is subject to the Qualified Joint and Survivor Annuity requirements of Code §401(a)(11) and Code §417. Subject to the provisions of the next sentence, with regard to a death benefit payable to a Spouse, a Spouse can elect to waive such death benefit under Section 5.2 of the Plan, but the election will not be effective unless (1) the election is in writing; (2) the election designates a specific Beneficiary or form of benefit which may not be changed without Spousal consent (or the Spouse's consent expressly permits designations by the Participant without any requirement of further Spousal consent); and (3) the Spouse's consent acknowledges the effect of the election and is witnessed by the Administrator or a notary public. With regard to a distribution of any portion of a Participant's Account which is subject to the Qualified Joint and Survivor Annuity and/or the Qualified Pre-Retirement Survivor Annuity requirements of Code §401(a)(11) and Code §417, the provisions set forth in paragraph (b) below apply.

(b)

Normal Form of Distribution Is a Qualified Joint and Survivor Annuity. If the Normal Form of Distribution under the Plan is a Qualified Joint and Survivor Annuity, or with respect to any portion of the Participant's Account which is subject to the Qualified Joint and Survivor Annuity requirements of Code §401(a)(11) and Code §417, then the following provisions will apply:

(1)

Election to Waive a QJSA. A married Participant's election to waive a Qualified Joint and Survivor Annuity, or an unmarried Participant's election to waive a life annuity, must be in writing and must be made during the 90-day period (or such other period as may be required by law) ending on the Annuity Starting Date. The election may be revoked in writing and a new election may be made at any time and any number of times during the election period.

(2)

Election to Waive a QPSA. A married Participant's election to waive a Qualified Pre-Retirement Survivor Annuity must be in writing and must be made during an election period beginning on the first day of the Plan Year in which the Participant reaches Age 35 and ending on the date of his or her death. The election may be revoked in writing and a new election made at any time and any number of times during the election period. A Terminated Participant's election period concerning the Vested Aggregate Account before Termination of Employment will not begin later than such date. If the Participant has not completed a designation form specifying the time and/or form of payment of the Qualified Pre-Retirement Survivor Annuity prior to the Participant's death, the surviving Spouse may elect to receive the Qualified Pre-Retirement Survivor Annuity in any optional form permitted in Section 5.2 .

(3)

Special Pre-Age 35 QPSA Election. A Participant who has not yet reached Age 35 as of the end of any current Plan Year may make a special election to waive a Qualified Pre-Retirement Survivor Annuity for the period beginning on the date of such election and ending on the first day of the Plan Year in which such Participant reaches Age 35. This election will not be valid unless the Participant receives the same written explanation of the Qualified Pre-Retirement Survivor Annuity as described in paragraph (4). Qualified Pre-Retirement Survivor Annuity coverage will be automatically reinstated as of the first day of the Plan Year in which the Participant reaches Age 35. A new election to waive a Qualified Pre-Retirement Survivor Annuity on or after such date is subject to the full requirements of this Section.

(4)

Required Written Explanation. In the case of a Qualified Joint and Survivor Annuity, the Administrator will no less than 30 days and no more than 90 days (or such other period as may be required by law) prior to the Annuity Starting Date provide to each Participant a written explanation of: (A) the terms and conditions of a Qualified Joint and Survivor Annuity; (B) the Participant's right to make and the effect of an election to waive the Qualified Joint and Survivor Annuity form of benefit; (C) the rights of a Participant's Spouse; and (D) the right to make, and the effect of, a revocation of a previous election to waive the Qualified Joint and Survivor Annuity. The Annuity Starting Date for a distribution in a form other than a Qualified Joint and Survivor Annuity may be less than 30 days after receipt of the written explanation described in the preceding sentence provided: (A) the Participant has been provided with information that clearly indicates that the Participant has at least 30 days to consider whether to waive the Qualified Joint and Survivor Annuity and elect (with Spousal consent) to a form of distribution other than a Qualified Joint and Survivor Annuity; (B) the Participant is permitted to revoke any affirmative distribution election at least until the Annuity Starting Date or, if later, at any time prior to the expiration of the 7-day period that begins the day after the explanation of the Qualified Joint and Survivor Annuity is provided to the Participant; and (C) the Annuity Starting Date is a date after the date that the written explanation was provided to the Participant. In the case of a Qualified Pre-Retirement Survivor Annuity, the Administrator will provide each Participant within the Applicable Period under subparagraph (5) with a written explanation of the Qualified Pre-Retirement Survivor Annuity in such terms and manner as would be comparable to the written explanation applicable to a Qualified Joint and Survivor Annuity.

(5)

Applicable Period. The term "Applicable Period" means whichever of the following periods ends last: (A) the period beginning with the first day of the Plan Year in which the Participant attains Age 32 and ending with the close of the Plan Year preceding the Plan Year in which the Participant attains Age 35; (B) a reasonable period after the individual becomes a Participant in the Plan; (C) a reasonable period ending after the requirements of Code §401(a)(11) apply to the Participant; or (D) a reasonable period ending after the requirements of Code §417(a)(5) cease to apply with respect to the Participant. For purposes of this paragraph, a reasonable period means the end of the two year period beginning one year prior to the date the applicable event occurs, and ending one year after that date.

(6)

Participants Who Terminate Before Age 35. If a Participant Terminates Employment before the Plan Year in which he or she reaches Age 35, the notice required under subparagraph (4) will be provided within the two year period beginning one year prior to such Termination of Employment and ending one year after such Termination of Employment. If such Participant thereafter returns to employment with the Employer, the Applicable Period for such Participant will be re-determined.

(7)

Elections Must Have Spousal Consent. A Participant's election not to receive a Qualified Joint and Survivor Annuity or a Participant's election not to receive a Qualified Pre-Retirement Survivor Annuity will not be effective unless (A the Participant's Spouse consents in writing to the election; (B) the election designates a specific Beneficiary (or form of benefit) which may not be changed without Spousal consent (or the consent of the Spouse expressly permits designations by the Participant without any requirement of further Spousal consent); and (C) the Spouse's consent acknowledges the effect of the election and is witnessed by the Administrator or a notary public.

(8)

Additional Requirements and Exceptions for Spousal Consent. Notwithstanding paragraph (7) above, a Spouse's consent will not be required if there is no Spouse, if the Spouse cannot be located, or if there are other circumstances (as set forth in the Code or Regulations) which preclude the necessity of such Spouse's consent. Any consent by a Participant's Spouse (or establishment that consent cannot be obtained) will be effective only with respect to such Spouse. A consent that permits designations by the Participant without any requirement of further Spousal consent must acknowledge that the Spouse has the right to limit consent to a specific Beneficiary, and a specific form of benefit where applicable, and that the Spouse voluntarily elects to relinquish either or both of such rights. A revocation of a prior election may be made by a Participant without the Spouse's consent at any time before benefits begin. No Spouse's consent obtained under subparagraph (7) above will be valid unless the Participant has received notice as provided in paragraph (4) above.

5.9

Required Minimum Distributions

. All distributions from the Plan will be determined and made in accordance with the final and temporary Regulations under Code §401(a)(9) on April 17, 2002. Pursuant to those Regulations, all distributions will be determined in accordance with the following provisions:

(a)	General Rules. All distributions under this section will be made in accordance with these general rules:

(1)	Effective Date. The provisions of this Section will apply for purposes of determining required minimum distributions for calendar years beginning with the 2003 calendar year.

(2)	Precedence. The requirements of this Section will take precedence over any inconsistent provisions of the Plan and any prior Plan amendments.

(3)	Requirements of Regulations Incorporated. All distributions required under this Section will be determined and made in accordance with the Regulations under Code §401(a)(9).

(4)

TEFRA §242(b)(2) Elections. Notwithstanding the other provisions of this Section, distributions may be made under a designation made before January 1, 1984, in accordance with Tax Equity and Fiscal Responsibility Act (TEFRA) §242(b)(2) and the provisions of the Plan that relate to TEFRA §242(b)(2).

(b)	Time and Manner of Distribution. All required minimum distributions will be made from the Plan in the following time and in the following manner:

(1)	Required Beginning Date. The Participant's entire interest will be distributed, or begin to be distributed, to the Participant no later than the Participant's Required Beginning Date.

(2)

Death of Participant Before Distributions Begin. If the Participant dies before distribution begins, the Participant's entire interest will be distributed (or begin to be distributed) not later than as follows:

(A)

5-Year Rule Applies to All Distributions to Designated Beneficiaries. If the Participant dies before distributions begin and there is a Designated Beneficiary, the Participant's entire interest will be distributed to the Designated Beneficiary by December 31 of the calendar year containing the fifth anniversary of the Participant's death. If the Participant's surviving Spouse is the sole Designated Beneficiary and the surviving Spouse dies after the Participant but before distributions to either the Participant or the surviving Spouse begin, this subparagraph will apply as if the surviving Spouse were the Participant. This subparagraph also applies to all distributions.

(B)

Life Expectancy Rule. Notwithstanding subparagraph (b)(2)(A), a Participant (or, if no election has been made by the Participant prior to the Participant's death, then the Participant's Designated Beneficiary) may elect on an individual basis whether the Life Expectancy rule applies to distributions after the death of a Participant who has a Designated Beneficiary. The election must be made no later than September 30th of the calendar year in which distribution would be required to begin under this subparagraph (b)(2)(B). If neither the Participant nor the Beneficiary makes an election under this subparagraph (or the election is received later than September 30th of the calendar year in which distribution would be required to begin under this subparagraph (b)(2)(B)), then distributions will be made in accordance with the 5-Year rule of subparagraph (b)(2)(A) above. The following provisions relate to the Life Expectancy rule under this subparagraph (b)(2)(B):

(i)     Surviving Spouse Is the Sole Designated Beneficiary. If the Participant's surviving Spouse is the Participant's sole Designated Beneficiary, then distributions to the surviving Spouse will begin by the later of [a] December 31 of the calendar year immediately following the calendar year in which the Participant died; or [b] December 31 of the calendar year in which the Participant would have attained age 70½.

(ii)     Surviving Spouse Is Not the Sole Designated Beneficiary. If the Participant's surviving Spouse is not the Participant's sole Designated Beneficiary, then distributions to the Designated Beneficiary will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died.

(iii)     No Designated Beneficiary. If there is no Designated Beneficiary as of September 30 of the year following the year of the Participant's death, the Participant's interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

(iv)     Surviving Spouse Dies Before Distributions Begin. If the Participant's surviving Spouse is the Participant's sole Designated Beneficiary and the surviving Spouse dies after the Participant but before distributions to the surviving Spouse begin, then this subparagraph (b)(2)(B), other than subparagraph (b)(2)(B)(i), will apply as if the surviving Spouse were the Participant.

(v)     Election to Allow Designated Beneficiary Receiving Distributions Under 5-Year Rule to Elect Life Expectancy Distributions. A Designated Beneficiary who is receiving payments under the 5-Year rule may make a new election to receive payments under the Life Expectancy rule until December 31, 2003, provided that all amounts that would have been required to be distributed under the Life Expectancy rule for all Distribution Calendar Years before 2004 are distributed by the earlier of December 31, 2003 or the end of the 5-Year period.

(C)

Date Distributions Are Deemed To Begin. For purposes of this subparagraph (b)(2) and paragraph (d), unless subparagraph (b)(2)(B)(iv) above applies, distributions are considered to begin on the Participant's Required Beginning Date. If subparagraph (b)(2)(B)(iv) above applies, distributions are considered to begin on the date distributions are required to begin to the surviving Spouse under subparagraph (b)(2)(B)(i) above. If distributions under an annuity purchased from an insurance company irrevocably commence to the Participant before the Participant's Required Beginning Date (or to the Participant's surviving Spouse before the date distributions are required to begin to the surviving Spouse under subparagraph (b)(2)(B)(i)), then the date distributions are considered to begin is the date distributions actually commence.

(3)

Forms of Distribution. Unless the Participant's interest is distributed as an annuity purchased from an insurance company or in a single sum on or before the Required Beginning Date, as of the first Distribution Calendar Year distributions will be made in accordance with paragraphs (c) and (d). If the Participant's interest is distributed as an annuity purchased from an insurance company, distributions thereunder will be made in accordance with the requirements of Code §401(a)(9) and the Regulations.

(c)	Required Minimum Distributions During the Participant's Lifetime. The amount of required minimum distributions during a Participant's lifetime will be determined as follows:

(1)

Amount of Required Distribution for Each Distribution Calendar Year. During the Participant's lifetime, the minimum amount that will be distributed each Distribution Calendar Year is the lesser of (A) the quotient obtained by dividing the Participant's Account Balance by the distribution period in the Uniform Lifetime Table set forth in Regulation §1.401(a)(9)-9, using the Participant's age as of the Participant's birthday in the Distribution Calendar Year; or (B) if the Participant's sole Designated Beneficiary for the Distribution Calendar Year is the Participant's Spouse, then the quotient obtained by dividing the Participant's Account Balance by the number in the Joint and Last Survivor Table set forth in Regulation §1.401(a)(9)-9, using the Participant's and Spouse's attained ages as of the Participant's and Spouse's birthdays in the Distribution Calendar Year.

(2)

Required Minimum Distributions Continue Through Year of Death. Required minimum distributions will be determined under this paragraph (c) beginning with the first Distribution Calendar Year and up to and including the Distribution Calendar Year that includes the Participant's date of death.

(d)	Required Minimum Distributions After the Participant's Death. Required minimum distributions will be made after a Participant's death in accordance with the following provisions:

(1)	Death On or After the Date Distribution Begins. If a Participant dies on or after the date distribution begins, then the amount of a required minimum distribution will be determined as follows:

(A)

Participant Survived by Designated Beneficiary. If the Participant dies on or after the date distributions begin and there is a Designated Beneficiary, then the minimum amount that will be distributed for each Distribution Calendar Year after the year of the Participant's death is the quotient obtained by dividing the Participant's Account Balance by the longer of the remaining Life Expectancy of the Participant or the remaining Life Expectancy of the Designated Beneficiary, determined in accordance with the following provisions:

(i)     Calculation of Remaining Life Expectancy. The Participant's remaining Life Expectancy is calculated using his or her age in the year of death, reduced by one for each subsequent year.

(ii)     Surviving Spouse Is the Sole Designated Beneficiary. If the Participant's surviving Spouse is the Participant's sole Designated Beneficiary, then the remaining Life Expectancy of the surviving Spouse is calculated for each Distribution Calendar Year after the year of the Participant's death using the surviving Spouse's age as of the Spouse's birthday in that Distribution Calendar Year. For Distribution Calendar Years after the year of the surviving Spouse's death, the remaining Life Expectancy of the surviving Spouse is calculated using the age of the surviving Spouse as of the Spouse's birthday in the calendar year of the Spouse's death, reduced by one for each subsequent calendar year.

(iii)     Surviving Spouse Is the Not Sole Designated Beneficiary. If the Participant's surviving Spouse is not the Participant's sole Designated Beneficiary, then the Designated Beneficiary's remaining Life Expectancy is calculated using the age of the Beneficiary in the year following the year of the Participant's death, reduced by one for each subsequent calendar year.

(B)

No Designated Beneficiary. If the Participant dies on or after the date distributions begin and there is no Designated Beneficiary as of September 30 of the year after the year of the Participant's death, then the minimum amount that will be distributed for each Distribution Calendar Year after the year of the Participant's death is the quotient obtained by dividing the Participant's Account Balance by the Participant's remaining Life Expectancy calculated using the age of the Participant in the year of death, reduced by one each subsequent year.

(2)	Death Before the Date Distribution Begins. If a Participant dies before the date distribution begins, then the amount of a required minimum distribution will be determined as follows:

(A)

Participant Survived by Designated Beneficiary. If (i) a Participant (or, if no election has been made by the Participant prior to the Participant's death, the Participant's Designated Beneficiary) is permitted to elect the Life Expectancy rule of subparagraph (b)(2)(B); (ii) the Participant dies before distributions begin; and (iii) there is a Designated Beneficiary, then the minimum amount to be distributed for each Distribution Calendar Year after the year of the Participant's death is the quotient obtained by dividing the Participant's Account Balance by the remaining Life Expectancy of the Participant's Designated Beneficiary, determined as provided in subparagraph (d)(1).

(B)

No Designated Beneficiary. If the Participant dies before the date distributions begin and there is no Designated Beneficiary as of September 30 of the year following the year of the Participant's death, then distribution of the Participant's entire interest will be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

(C)

Death of Surviving Spouse Before Distributions to Surviving Spouse Are Required to Begin. If (i) a Participant (or, if no election has been made by the Participant prior to the Participant's death, the Participant's Designated Beneficiary) is permitted to elect the Life Expectancy rule of subparagraph (b)(2)(B); (ii) the Participant dies before distributions begin; (iii) the Participant's surviving Spouse is the Participant's sole Designated Beneficiary; and (iv) the surviving Spouse dies before distributions are required to begin to the surviving Spouse under subparagraph (b)(2)(B)(i), then this subparagraph (d)(2) will apply as if the surviving Spouse were the Participant.

5.10

Statutory Commencement of Benefits

. Unless the Participant otherwise elects, distribution of a Participant's benefit must begin no later than the 60th day after the latest of the close of the Plan Year in which the Participant (a) reaches the earlier of Age 65 or Normal Retirement Age; (b) reaches the 10th anniversary of the year that the Participant commenced Plan participation; or (c) Terminates Employment with the Employer. However, the failure of a Participant (and, with respect to any portion of the Participant's Account which is subject to the Qualified Joint and Survivor Annuity requirements of Code §401(a)(11) and Code §417, the Participant's Spouse) to consent to a distribution while a benefit is Immediately Distributable will be deemed to be an election to defer the payment (or the commencement of the payment) of any benefit sufficient to satisfy this Section. In addition, if this Plan provides for an Early Retirement Date, then a Participant who satisfied the service requirement (if applicable) for Early Retirement Age prior to Termination of Employment will be entitled to receive his or her Vested Aggregate Account balance, if any, upon (a) the satisfaction of the age requirement (if applicable) for Early Retirement Age, and (b) reaching the Participant's Early Retirement Date.

5.11

Earnings Before Benefit Distribution

. As of the Valuation Date coinciding with or next following the date a Participant Terminates Employment with the Employer for any reason, the Administrator will, until a distribution is made to the Participant or the Participant's Beneficiary in accordance with Sections 5.1 , 5.2 , 5.3 , 5.4 , or 5.5 , direct the Trustee in a uniform nondiscriminatory manner to either (a) invest the Participant's Vested Aggregate Account balance determined as of such Valuation Date in a separate interest bearing account; or (b) leave the Participant's Vested Aggregate Account balance as part of the general Trust Fund. If the Participant's Vested Aggregate Account balance remains as part of the general Trust Fund, then such account will either (a) share in the allocation of net earnings and losses under Section 3.10 as a non-segregated account, or (b) be granted interest at a rate consistent with the interest bearing investments of the Trust Fund.

5.12

Distribution in the Event of Legal Incapacity

. If any person entitled to benefits (the "Payee") is under any legal incapacity by virtue of age or mental condition, then payments may be made in one or more of the following ways as directed by the Administrator: (a) to a court-appointed guardian of the Payee; (b) to the person or entity having a valid power of attorney of the Payee or the Payee's estate; (c) to any other person or entity authorized under State (or Commonwealth) law to receive benefits on behalf of the Payee; or (d) if the Payee is a minor, to the authorized person or entity of the Payee (e.g., custodian or guardian) under any State's (or Commonwealth's) Uniform Transfers to Minors Act or Uniform Gifts to Minors Act.

5.13

Missing Payees and Unclaimed Benefits

. With respect to a Participant or Beneficiary who has not claimed any benefit (the "missing payee") to which such missing payee is entitled, and with respect to any Participant or Beneficiary who has not satisfied the administrative requirements for benefit payment, the Administrator may elect to either (a) to segregate the benefit into an interest bearing account, in which event an annual maintenance fee as may be set from time to time in a policy established by the Sponsoring Employer may be assessed against the segregated account; (b) subject to a policy established by the Administrator, distribute the benefit at any time in any manner which is sanctioned by the Internal Revenue Service and/or the Department of Labor, which may include (but not be limited to) (1) distribute the benefit in a automatic direct rollover to an individual retirement plan designated by the Administrator; such individual retirement plan, as defined in Code §7701(a)(37), may be either an individual retirement account within the meaning of Code §408(a) or an individual retirement annuity within the meaning of Code §408(b); or (2) distribute the benefit to the Pension Benefit Guarantee Corporation or any other authorized Federal Department or agency; (c) distribute the benefit to any person or entity who is appointed under State (or Commonwealth) law to act as a duly authorized guardian, legal representative, conservator, or power of attorney; or (d) treat the entire benefit as a Forfeiture. If a missing payee whose benefit has been forfeited is located, or if a payee whose benefit has been forfeited for failure to satisfy the administrative requirements for benefit payment subsequently satisfies such administrative requirements and claims his or her benefit, and if the Plan has not terminated (or if the Plan has terminated, all benefits have not yet been paid), then the benefit will be restored. The Administrator, on a case by case basis, may elect to restore the benefit by the use of earnings from non-segregated assets of the Fund, by Employer contributions, by available Forfeitures of the Forfeiture Account, or by any combination thereof. However, if any such payee has not been located (or satisfied the administrative requirements for benefit payment) by the time the Plan terminates and all benefits have been distributed from the Plan, then the Forfeiture of such unpaid benefit will not be restored.

5.14

Direct Rollovers

. This Section applies to distributions made after December 31, 2001. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election, a distributee may elect, at the time and in the manner prescribed by the Plan, to have any portion of an eligible rollover distribution that is equal to at least $500 paid directly to an eligible retirement plan specified by the distributee in a direct rollover. If an eligible rollover distribution is less than $500, then a distributee may not make the election described in the preceding sentence to rollover a portion of the eligible rollover distribution.

(a)

Eligible Rollover Distribution. The term "eligible rollover distribution" means any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include (1) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; (2) any distribution to the extent such distribution is required under Code §401(a)(9); (3) the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to Employer securities); (4) the portion of any distribution which is attributable to a financial hardship distribution; and (5) any other distribution that is reasonably expected to total less than $500 during a year.

(b)

Voluntary Employee Contributions as Eligible Rollover Distributions. Notwithstanding anything in the Plan to the contrary, with respect to distributions made after December 31, 2001, an eligible rollover distribution may include Voluntary Employee Contributions (if any) which are not includible in gross income; however, the portion of an eligible rollover distribution attributable to Voluntary Employee Contributions can be paid only to an individual retirement account or annuity described in Code §408(a) or (b), or to a qualified defined contribution plan described in Code §401(a) or §403(a) that agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution which is includible in gross income and the portion of such distribution which is not so includible. Furthermore, in accordance with the Job Creation and Worker Assistance Act of 2002, when a distribution includes Voluntary Employee Contributions which are not includible in gross income, the amount that is rolled over will first be attributed to amounts includible in gross income.

(c)

Definition of Eligible Retirement Plan. With respect to distributions made after December 31, 2001, the term "eligible retirement plan" means an individual retirement account described in Code §408(a); an individual retirement annuity described in Code §408(b); an annuity plan described in Code §403(a); an annuity contract described in Code §403(b); a qualified trust described in Code §401(a); or an eligible deferred compensation plan under Code §457(b) which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this Plan. This definition of eligible retirement plan will also apply in the case of a distribution to a surviving Spouse, or to a Spouse or former Spouse who is the alternate payee under a qualified domestic relation order, as defined in Code §414(p); such distribution will be made in the same manner as if the Spouse was the Employee. If any portion of an eligible rollover distribution is attributable to payments or distributions from an individual's Roth Elective Deferral Account, if any, (or the segregated portion of an individual's Rollover Contribution Account that is attributable to Roth Elective Deferrals, if any), then an eligible retirement plan with respect to such portion will only be either another plan's designated Roth account of the individual from whose account the payments or distributions were made, or such individual's Roth IRA..

(d)

Definition of Distributee. The term "distributee" means an Employee or former Employee. In addition, an Employee's or former Employee's surviving Spouse and an Employee's or former Employee's Spouse or former Spouse who is the alternate payee under a qualified domestic relations order as defined in Code §414(p), are distributees with regard to the interest of the Spouse or former Spouse. With respect to any portion of a distribution that is made after December 31, 2006 from an eligible retirement plan of a deceased Employee, a distributee for purposes of a direct trustee-to trustee transfer will include an individual who is the Designated Beneficiary of the Employee and who is not the surviving Spouse of the Employee.

(e)	Definition of Direct Rollover. The term "Direct Rollover" means a payment by the Plan to the eligible retirement plan that is specified by the distributee.

(f)

Direct Rollover Rules for Roth Elective Deferral Account. The Plan will not provide for a direct rollover for distributions from a Participant's Roth Elective Deferral Account, if any, if the amount of the distributions that are eligible rollover distributions are reasonably expected to total less than $200 during a year. In addition, any distribution from a Participant's Roth Elective Deferral Account is not taken into account in determining whether distributions from the other Participant's Account(s) are reasonably expected to total less than $200 during a year. Furthermore, the provision of this Section that allows a Participant to elect a direct rollover of only a portion of an eligible rollover distribution (but only if the amount rolled over is at least $500) is applied by treating any amount distributed from the Participant's Roth Elective Deferral Account as a separate distribution from any amount distributed from the other Participant's Account(s) in the Plan, even if the amounts are distributed at the same time.

5.15

Distribution of Property

. The determination to pay any distribution in property will be made by the Administrator in its sole discretion applied in a nondiscriminatory manner that does not discriminate in favor of Participants who are HCEs. However, if this is an amended or restated Plan, then the payee will have the right to elect a full or partial distribution in property pursuant to and limited by the provisions of Section 11.1(e) .

5.16

Financial Hardship Distributions

. Subject to rules and procedures established by the Administrator in an administrative policy regarding hardship distributions, a Participant who is still an Employee may make a written request to the Administrator that a distribution be made to the Participant because of his or her immediate and heavy financial hardship. Any such distribution will be made in accordance with the provisions of an administrative policy regarding financial hardship distributions that is promulgated under Section 8.6 by the Administrator; such administrative policy will include (but not be limited to) (a) the Participant's accounts (or sub-accounts) that are available for financial hardship distributions; (b) the maximum percentages of such accounts (or sub-accounts) that may be distributed for financial hardships; and (c) the standards to be used in determining if a Participant has incurred a financial hardship for purposes of financial hardship distributions. Such standards must be based on non-discriminatory and objective criteria. Any distribution under this Section of a Participant's Pre-Tax Elective Deferrals may include any allocable earnings that are credited to such Participant's Pre-Tax Elective Deferral Account as of the later of December 31, 1988 or the end of the last Plan Year ending before July 1, 1989, any Qualified Non-Elective Contributions (and allocable earnings) as of the later of December 31, 1988 or the end of the last Plan Year ending before July 1, 1989, and any Qualified Matching Contributions (and allocable earnings) as of the later of December 31, 1988 or the end of the last Plan Year ending before July 1, 1989.

5.17

Pre-Retirement Distributions

. A Participant who is still an Employee may request in writing to the Administrator that up to 100% of the Participant's Vested Interest in the accounts set forth below be distributed to the Participant prior to Normal Retirement Age, subject to the following provisions:

(a)

Amount and Form of Distribution. The amount of a Participant's Vested Interest for distribution under this Section will be determined as of the Valuation Date which coincides with or immediately precedes the date of distribution. Any distribution under this Section will be made to the Participant in a single payment. When feasible, any such distribution will be paid at the Participant's direction within 60 days of his or her request, but not later than a date as soon as administratively practical following the next Valuation date after the Administrator's receipt of such request.

(b)

Elective Deferral, QMAC/QNEC Accounts. A Participant who has reached Age 59½ can take a distribution of up to 100% of his or her Elective Deferral Account, Qualified Matching Contribution Account and Qualified Non-Elective Contribution Account.

(c)

Safe Harbor 401(k) Contributions. Distribution under this Section with respect to Safe Harbor 401(k) Contributions will only be permitted as set forth in a Safe Harbor 401(k) Addendum executed by the Sponsoring Employer from time to time. However, the minimum attained age requirement with respect to the distribution of amounts attributable to a Participant's ADP Safe Harbor Non-Elective Contributions and/or ADP Safe Harbor Matching Contributions is age 59½.

(d)

Frequency of Pre-Retirement Distributions. The frequency of pre-retirement distributions to any Participant under this Section will be determined pursuant to an administrative policy regarding pre-retirement distributions that is promulgated under Section 8.6 by the Administrator.

(e)

Participants Who Are Not 100% Vested. If a distribution is made under this Section at a time when the Participant has less than a 100% Vested Interest in his or her Non-Safe Harbor Non-Elective Contribution sub-account and Matching Contribution sub-account and such Vested Interest may increase, a separate account will be established for the Participant's Non-Safe Harbor Non-Elective Contribution sub-account balance and the Participant's Matching Contribution sub-account balance at the time of distribution, and at any relevant time the Participant's Vested Interest in the separate account will be equal to an amount ("X") determined by the following formula: X = P(AB + (R x D)) - (R x D). In applying the formula, "P" is the Vested Interest at the relevant time, "AB" is the respective account balance at the relevant time, "D" is the amount of the distribution, and "R" is the ratio of the respective account balance at the relevant time to the respective account balance after distribution.

(f)

Restriction on Certain Transfer Contributions Account. Notwithstanding anything in this Section to the contrary, no pre-retirement distribution can be made under this Section with respect to Transfer Contribution Accounts (including post-transfer earnings thereon) that are transferred into this Plan from a money purchase plan or target benefit plan (other than any portion thereof which is attributable to Voluntary Employee Contributions). Furthermore, if the Transfer Contributions are Elective Deferrals (including QNECs, QMACs, and ADP Safe Harbor Contributions) which are transferred to this Plan in a direct or indirect trustee-to-trustee transfer from another qualified plan and which are subject to the limitations in Regulation §1.401(k)-1(d), then the distribution of such Transfer Contributions (including post-transfer earnings thereon) will be subject to the limitations in Regulation §1.401(k)-1(d).

5.18

Distribution of Excess Elective Deferrals

. Excess Elective Deferrals, plus any income and minus any loss allocable thereto, will be distributed no later than April 15th to any Participant to whose account Excess Elective Deferrals were allocated for the preceding taxable year or calendar year and who claims Excess Elective Deferrals for such taxable year or calendar year. Distribution of Excess Elective Deferrals will be made in accordance with the following provisions:

(a)

Assignment of Excess Elective Deferrals. A Participant may assign to this Plan any Excess Elective Deferrals made during a taxable year of the Participant by notifying the Administrator on or before March 15th (or such later date as established by the Administrator) of the subsequent year of the amount of the Excess Elective Deferrals to be assigned to the Plan. A Participant will be deemed to notify the Administrator of any Excess Elective Deferrals that arise by taking into account only those Elective Deferrals made to this Plan and any other plan, contract or arrangement of the Sponsoring Employer. Notwithstanding any other provision of the Plan, Excess Elective Deferrals, plus any income and minus any loss allocable to such Excess Elective Deferrals, will be distributed no later than April 15 to any Participant to whose account Excess Elective Deferrals were assigned for the preceding year and who claims Excess Elective Deferrals for such taxable year or calendar year.

(b)

Determination of Income or Loss. Excess Elective Deferrals will be adjusted for any income or loss up to the last day of the Plan Year, without considering the gap period or any adjustment for income or loss during the gap period (the period between the end of the Participant's taxable year and the date of distribution). The Plan may use any reasonable method for computing income or loss allocable to Excess Elective Deferrals, provided such method is used consistently for all Participants and for all corrective distributions under the Plan for the Plan Year, and is used by the Plan for allocating income or loss to Participants' Accounts:

(c)

Source of Distribution. Distribution of Excess Elective Deferrals will be taken from a Participant's investment options (if any) based on rules established by the Administrator. In addition, for years beginning after 2005, unless another rule is established by the Administrator, distribution of Excess Elective Deferrals will first be made from a Participant's Roth Elective Deferral Account, if any, before the Participant's Pre-Tax Elective Deferral Account, to the extent Roth Elective Deferrals were made for the year, unless the Administrator permits the Participant to specify otherwise.

5.19

Distribution of Excess Contributions

. Notwithstanding any other provision of the Plan, Excess Contributions, plus any income and minus any loss allocable thereto, will be distributed no later than 12 months after a Plan Year to Participants to whose accounts such Excess Contributions were allocated for such Plan Year, except to the extent such Excess Contributions are classified as Catch-up Contributions.

(a)

Allocation to Highly Compensated Employees. Excess Contributions will be allocated to the Highly Compensated Employees with the largest amounts of Employer contributions taken into account in calculating the ADP Test for the Plan Year in which the Excess Contributions arose, beginning with the Highly Compensated Employee with the largest amount of such Employer contributions and continuing in descending order until all the Excess Contributions have been allocated. For purposes of the preceding sentence, the "largest amount" is determined by including and excluding such Employer contributions actually paid over to the Trust on behalf of such Participant for the Plan Year that are described in Section 1.6 . To the extent a Highly Compensated Employee has not reached his or her Catch-Up Contribution Limit, Excess Contributions allocated to such Highly Compensated Employee are Catch-Up Contributions and will not be treated as Excess Contributions. Excess Contributions will be treated as Annual Additions, even if such Excess Contributions are distributed.

(b)

Distribution of Excess Contributions After 2½ Months. If Excess Contributions (other than Catch-up Contributions) are distributed more than 2½ months (or such later time as may be granted by future governmental guidance) after the last day of the Plan Year in which such Excess Contributions arose, then a 10% excise tax will be imposed on the Sponsoring Employer with respect to such Excess Contributions.

(c)

Determination of Net Income or Loss. For Plan Years beginning prior to January 1, 2006 (or such earlier effective date as may be provided in a separate amendment implementing the final §401(k) Regulations and as permitted by such Regulations), Excess Contributions will be adjusted for any income or loss up to the end of the Plan Year and, at the discretion of the Administrator, may be adjusted for income or loss during the period, if any, between the end of the Plan Year and the actual date of distribution (the "gap period"). However, effective as of the first day of the first Plan Year beginning on or after January 1, 2006 (or such earlier effective date as may be provided in a separate amendment implementing the final §401(k) Regulations and as permitted by such Regulations), Excess Contributions will be adjusted for any income or loss up to the end of the Plan Year and during the gap period. Any adjustment for income or loss during the gap period will be allocated in a consistent manner to all Participants, and to all corrective distributions made for the Plan Year, and will be the amount determined by one of the methods set forth either in subparagraph (1), subparagraph (2), or subparagraph (3) below, as elected by the Administrator:

(1)

Method 1. The amount determined by multiplying the income or loss allocable to the Participant's Elective Deferrals (and QNECs or QMACs, or both, if such contributions are used in the ADP Test) for the Plan Year and the gap period, by a fraction, the numerator of which is the Participant's Excess Contributions for the Plan Year and the denominator of which is the Participant's Elective Deferral Account balance (and QNECs or QMACs, or both, if such contributions are used in the ADP Test) as of the beginning of the Plan Year plus any Elective Deferrals (and QNECs or QMACs, or both, if such contributions are used in the ADP Test) allocated to the Participant during the Plan Year and gap period.

(2)

Method 2. The sum of (A) and (B): (A) the amount determined by multiplying the income or loss allocable to the Participant's Elective Deferrals (and QNECs or QMACs, or both, if such contributions are used in the ADP Test) for the Plan Year, by a fraction, the numerator of which is the Participant's Excess Contributions for the Plan Year and the denominator of which is the Participant's Elective Deferral Account balance (and QNECs or QMACs, or both, if such contributions are used in the ADP Test) as of the beginning of the Plan Year plus any Elective Deferrals (and QNECs or QMACs, or both, if such contributions are used in the ADP Test) allocated to the Participant during such Plan Year; plus (B) the amount of gap period income or loss equal to 10% of the amount determined under clause (A) above multiplied by the number of whole months between the end of the Plan Year and the distribution date, counting the month of distribution if the distribution occurs after the 15th day of such month.

(3)

Method 3. The amount determined by any reasonable method of allocating income or loss to the Participant's Excess Contributions for the Plan Year and the gap period, provided the method used is the same method used for allocating income or losses to Participants' Accounts. This Plan will not fail to use a reasonable method for computing the income allocable to Excess Contributions merely because the income allocable thereto is determined on a date that is no more than 7 days before the distribution.

(d)

Accounting for Excess Contributions. Excess Contributions allocated to a Participant will be distributed from the Participant's Elective Deferral Account and QMAC Account in proportion to the Participant's Elective Deferrals and QMACs (to the extent used in the ADP Test) for the Plan Year. Excess Contributions will be distributed from the Participant's QNEC Account only to the extent that the Excess Contributions exceed the balance in the Participant's Elective Deferral Account and QMAC Account.

(e)

Source and Ordering of Distribution. Distribution of Excess Contributions will be taken from a Participant's investment options (if any) based on rules established by the Administrator. For purposes of determining the sources of a distribution of Excess Contributions, the sources will be distributed in the following order (unless a policy for the order of the sources to distribute Excess Contributions is established by the Administrator and such policy will control): (1) unmatched Elective Deferrals, (2) matched Elective Deferrals, (3) Qualified Matching Contributions (that are tested in the ACP Test and that are utilized in (or shifted into) the ADP Test), and (4) Qualified Non-Elective Contributions (to the extent that such contributions are utilized in the ADP Test). In addition, for Plan Years beginning after 2005, unless a different rule is established by the Administrator, distribution of Elective Deferrals that are Excess Contributions will first be made from a Participant's Roth Elective Deferral Account, if any, before the Participant's Pre-Tax Elective Deferral Account, to the extent that Roth Elective Deferrals were made for the Plan Year, unless the Administrator permits the Participant to specify otherwise.

5.20

Distribution of Excess Aggregate Contributions

. Excess Aggregate Contributions, plus any income and minus any loss allocable thereto, will be forfeited, if forfeitable, or if not forfeitable, distributed no later than 12 months after a Plan Year to Participants to whose Accounts such Excess Aggregate Contributions were allocated for such Plan Year. Distribution will be made in accordance with the following provisions:

(a)

Allocation to Highly Compensated Employees. Excess Aggregate Contributions will be allocated to the Highly Compensated Employees with the largest Contribution Percentage Amounts taken into account in calculating the ACP Test for the Plan Year in which the Excess Aggregate Contributions arose, beginning with the Highly Compensated Employee with the largest amount of such Contribution Percentage Amounts and continuing in descending order until all the Excess Aggregate Contributions have been allocated. For purposes of the preceding sentence, the "largest amount" is determined by including and excluding such Employer contributions and allocations that are described in the definition of "Contribution Percentage Amounts." Excess Aggregate Contributions will be treated as Annual Additions, even if such Excess Aggregate Contributions are distributed.

(b)

Distribution of Excess Aggregate Contributions After 2½ Months. If Excess Aggregate Contributions are distributed more than 2½ months after the last day of the Plan Year in which such Excess Aggregate Contributions arose, then a ten percent (10%) excise tax will be imposed on the Sponsoring Employer maintaining the Plan with respect to such Excess Aggregate Contributions.

(c)	Forfeitures of Excess Aggregate Contributions. Forfeitures of Excess Aggregate Contributions will be used and/or allocated pursuant to the provisions of Section 3.11(b).

(d)

Determination of Net Income or Loss. For Plan Years beginning prior to January 1, 2006 (or such earlier effective date as may be provided in a separate amendment implementing the final §401(m) Regulations and as permitted by such Regulations), Excess Aggregate Contributions will be adjusted for any income or loss up to the end of the Plan Year and, at the discretion of the Administrator, may be adjusted for income or loss during the period, if any, between the end of the Plan Year and the actual date of distribution (the "gap period"). However, effective as of the first day of the first Plan Year beginning on or after January 1, 2006 (or such earlier effective date as may be provided in a separate amendment implementing the final §401(m) Regulations and as permitted by such Regulations), Excess Aggregate Contributions will be adjusted for any income or loss up to the end of the Plan Year and during the gap period. Any adjustment for income or loss during the gap period will be allocated in a consistent manner to all Participants, and to all corrective distributions made for the Plan Year, and will be the amount determined by one of the methods set forth either in subparagraph (1), subparagraph (2), or subparagraph (3) below, as elected by the Administrator:

(1)

Method 1. The amount determined by multiplying the income or loss allocable to the Participant's Voluntary Employee Contributions, Mandatory Employee Contributions, Matching Contributions (if not used in the ADP Test), QNECs (if not used in the ADP Test) and, to the extent applicable, Elective Deferrals for the Plan Year and the gap period, by a fraction, the numerator of which is such Participant's Excess Aggregate Contributions for the Plan Year and the denominator of which is the Participant's Account balance(s) attributable to Contribution Percentage Amounts as of the beginning of the Plan Year, plus any additional amounts attributable to Contribution Percentage Amounts allocated to the Participant during such Plan Year and the gap period.

(2)

Method 2. The sum of (A) and (B) as follows: (A) the amount determined by multiplying the income or loss allocable to the Participant's Voluntary Employee Contributions, Mandatory Employee Contributions, Matching Contributions (if not used in the ADP Test), QNECs (if not used in the ADP Test) and, to the extent applicable, Elective Deferrals for the Plan Year, by a fraction, the numerator of which is such Participant's Excess Aggregate Contributions for the Plan Year and the denominator of which is the Participant's Account balance(s) attributable to Contribution Percentage Amounts as of the beginning of the Plan Year, plus any additional amounts attributable to Contribution Percentage Amounts allocated to the Participant during such Plan Year; plus (B) the amount of gap period income or loss equal to 10% of the amount determined under clause (A) above multiplied by the number of whole months between the end of the Plan Year and the distribution date, counting the month of distribution if the distribution occurs after the 15th day of such month.

(3)

Method 3. The amount determined by any reasonable method of allocating income or loss to the Participant's Excess Aggregate Contributions for the Plan Year and for the gap period, provided the method used is the same method used for allocating income or losses to Participants' Accounts. This Plan will not fail to use a reasonable method for computing the income allocable to Excess Aggregate Contributions merely because the income allocable to a Participant's Excess Aggregate Contributions is determined on a date that is no more than 7 days before the distribution.

(e)

Accounting for Excess Aggregate Contributions. Excess Aggregate Contributions that are allocated to a Participant will be forfeited, if forfeitable, or will be distributed on a pro-rata basis from the Participant's Voluntary Employee Contribution Account, Mandatory Employee Contribution Account, Matching Contribution Account and Qualified Matching Contribution Account (and if applicable, from the Participant's Qualified Non-Elective Contribution Account, Pre-Tax Elective Deferral Account, Roth Elective Deferral Account, or any combination thereof).

(f)

Source of Distribution. Distribution of Excess Aggregate Contributions will be taken from a Participant's investment options (if any) based on rules established by the Administrator. For purposes of determining the sources of a distribution of Excess Aggregate Contributions, the sources will be distributed in the following order (unless a policy for the order of the sources to distribute Excess Aggregate Contributions is established by the Administrator and such policy will control): (1) unmatched Voluntary Employee Contributions; (2) unmatched Mandatory Employee Contributions; (3) unmatched Elective Deferrals (that are tested in the ADP Test and that are utilized in (or shifted into) the ACP Test); (4) matched Voluntary Employee Contributions and the Matching Contributions that relate to such Voluntary Employee Contributions; (5) matched Mandatory Employee Contributions and the Matching Contributions that relate to such Mandatory Employee Contributions; (6) matched Elective Deferrals (that are tested in the ADP Test and that are utilized in (or shifted into) the ACP Test) and the Matching Contributions that relate to such Elective Deferrals; (7) Non-Safe Harbor Matching Contributions; (8) ACP Safe Harbor Matching Contributions (to the extent that such contributions are subject to the ACP Test); (9) ADP Safe Harbor Matching Contributions (to the extent that such contributions are subject to the ACP Test); (10) Qualified Matching Contributions, and (11) Qualified Non-Elective Contributions (to the extent that such contributions are utilized in the ACP Test). With respect to Elective Deferrals that are tested in the ADP Test, that are utilized in (or shifted into) the ACP Test, and that become Excess Aggregate Contributions, then for Plan Years beginning after 2005, unless a different rule is established by the Administrator, distribution of such Elective Deferrals that are Excess Aggregate Contributions will first be made from a Participant's Roth Elective Deferral Account, if any, before the Participant's Pre-Tax Elective Deferral Account, to the extent that Roth Elective Deferrals were made for the Plan Year, unless the Administrator permits the Participant to specify otherwise.

5.21	Distribution of Rollover Contributions . An Employee's Rollover Contribution Account will be distributed from the Plan in accordance with the following provisions:

(a)

Time of Distribution. An Employee may request in writing a withdrawal of all or any portion of his or her Rollover Contribution Account at any time prior to becoming a Participant, and thereafter upon the earlier of (1) the date the Employee is entitled to a distribution of his or her Participant's benefits under the provisions of Article 5, or (2) the soonest possible administratively practical date after the Participant's Termination of Employment. In addition, the Employee may also withdraw all or any portion of his or her Rollover Contribution Account at any time. The Administrator may require advance notice of a reasonable period not to exceed 60 days prior to the requested date of withdrawal. Any amount withdrawn can only be redeposited to the Employee's Rollover Contribution Account if the withdrawn amount continues to be deemed a Rollover (except for the fact that the amount originated from this Plan). A withdrawal of all or any portion of an Employee's Rollover Contribution Account will not prevent an Employee from accruing any future benefit attributable to Employer contributions. The Administrator may establish rules or procedures regarding withdrawals from an Employee's Rollover Contribution Account.

(b)	Spousal Consent Requirements Upon Withdrawal. All or any portion of an Employee's Rollover Contribution Account can be withdrawn from the Plan without the consent of the Employee's Spouse.

(c)

Form of Distribution. A distribution of all or any portion of an Employee's Rollover Contribution Account prior to the time that the Employee is entitled to a distribution of his or her Participant Account will only be made as a lump sum payment. Any amount remaining in an Employee's Rollover Contribution Account at the time the Employee is entitled to a distribution of his or her Participant Account will be distributed, at the election of the Participant, in a lump sum payment or in the same manner as the Participant Account is distributed under the other provisions of this Article 5.

5.22

Distribution of Transfer Contributions

. A Participant's Transfer Contribution Account will be distributed from the Plan at the same time and in the same manner as the Participant's Account is distributed under Section 5.1 , 5.2 , 5.3 , 5.4 , subject to the following rules:

(a)

Spousal Consent Requirements Upon Withdrawal. The following provisions apply to the requirement of consent by the Participant's Spouse with respect to a withdrawal of all or any portion of a Participant's Transfer Contribution Account from the Plan:

(1)

Transfer Was Subject to Code §401(a)(11). If the Transfer Contribution was a direct or indirect transfer as defined in Code §401(a)(11) from a defined benefit plan, a money purchase plan, a target benefit plan, a stock bonus plan, or a profit sharing plan that provided for a life annuity form of payment to the Participant, then a withdrawal of all or any portion of such Transfer Contribution (and post-transfer earnings thereon) will be subject to the Spousal consent requirements set forth in Section 5.8(b).

(2)

Transfer Was Not Subject to Code §401(a)(11). If the Transfer Contribution was not a direct or indirect transfer as defined in Code §401(a)(11) from a defined benefit plan; a money purchase plan; a target benefit plan; or a stock bonus plan or a profit sharing plan that provided for a joint and survivor annuity or a life annuity form of payment to the Participant, then all or any portion of such Transfer Contribution (and post-transfer earnings thereon) can be withdrawn by the Participant without the consent of the Participant's Spouse.

(b)

Form of Distribution. A withdrawal of all or any portion of a Participant's Transfer Contribution Account may also be made in the same manner as the Participant's Account under the other provisions of this Article 5, subject to the Spousal consent requirements set forth in paragraph (a) above and Section 5.8. However, notwithstanding the foregoing sentence to the contrary, if the Transfer Contribution was a direct or indirect transfer as defined in Code §401(a)(11) from a defined benefit plan; a money purchase plan; a target benefit plan; or a stock bonus plan or a profit sharing plan that provided for a joint and survivor annuity or a life annuity form of payment to the Participant, then regardless of the Normal Form of Distribution, a withdrawal of all or any portion of such Transfer Contribution will be subject to the Qualified Joint and Survivor Annuity and Qualified Pre-Retirement Survivor Annuity requirements of Code §401(a)(11) and Code §417, and will be distributed in accordance with following provisions:

(1)

Distributions Other Than Death. If the Participant is married on the Annuity Starting Date and has not died before such date, then such portion of the Participant's Transfer Contribution Account will be distributed in the form of a Qualified Joint and Survivor Annuity. If the Participant is unmarried on the Annuity Starting Date and has not died before such date, then such portion of the Participant's Transfer Contribution Account will be distributed as a life annuity. If a Participant elects not to receive the annuity form of payment described above, then such portion of the Participant's Transfer Contribution Account will be distributed in the manner described in Sections 5.1 through 5.4, as applicable. Any such election by a Participant not to receive the annuity form of benefit described in this paragraph must be made in accordance with the provisions set forth in Section 5.8(b) of the Plan.

(2)

Distributions Upon Death. Notwithstanding any other Beneficiary designation made by a Participant to the contrary, if a Participant is married on the date of his or her death and dies before the Annuity Starting Date, then with respect to such portion of a deceased Participant's Transfer Contribution Account, the Participant's surviving Spouse will receive a minimum death benefit as a Qualified Pre-Retirement Survivor Annuity unless such annuity has been waived under Section 5.8(b) , in which event such death benefit will be distributed to the surviving Spouse in the manner described in Section 5.2 .

(c)

Special Rule for Withdrawal of Elective Deferral Transfers. Notwithstanding anything in this Section to the contrary, if the Transfer Contributions are Elective Deferrals (including QNECs, QMACs, and ADP Safe Harbor Contributions) which are transferred to this Plan in a direct or indirect trustee-to-trustee transfer from another qualified plan and which are subject to the limitations in Regulation §1.401(k)-1(d), then the distribution of such Transfer Contributions (including post-transfer earnings thereon) will be subject to the limitations in Regulation §1.401(k)-1(d).

5.23	Distribution of Voluntary Employee Contributions . Voluntary Employee Contributions are not permitted.

5.24 QDRO Distributions. Benefits payable pursuant to a Qualified Domestic Relations Order can be distributed at any time (even if the affected Participant has not yet reached earliest retirement age).

Article 6

Code § 415 Limitations

6.1

Maximum Annual Additions

. Subject to Sections 6.2 and 6.3 , the maximum Annual Additions made to a Participant's various accounts maintained under the Plan for any Limitation Year will not exceed the lesser of the Dollar Limitation of paragraph (a) or the Compensation Limitation of paragraph (b) below, as follows:

(a)	Dollar Limitation. For Limitation Years beginning on or after January 1, 2002, the Dollar Limitation is $40,000 as adjusted in accordance with Code §415(d).

(b)

Compensation Limitation. For Limitation Years beginning on or after January 1, 2002, the Compensation Limitation is 100% of the Participant's Code §415(c)(3) Compensation, but this limit does not apply to any contribution for medical benefits within the meaning of Code §401(h) or §419A(f)(2) after Termination of Employment which is otherwise treated as an Annual Addition under Code §415(l)(1) or §419A(d)(2).

6.2	Adjustments to Maximum Annual Addition . In applying the limitation on Annual Additions set forth in Section 6.1 , the following adjustments must be made:

(a)

Short Limitation Year. If a Limitation Year is less than 12 months, then the Dollar Limitation of Section 6.1(a) will be adjusted by multiplying the Dollar Limitation by a fraction, the numerator of which is the number of months (including any fractional parts of a month) in the short Limitation Year and the denominator of which is 12.

(b)

Multiple Defined Contribution Plans. If a Participant participates in multiple defined contribution plans sponsored by the Employer which have different Anniversary Dates, the maximum Annual Addition in this Plan for the Limitation Year will be reduced by the Annual Additions credited to the Participant's accounts in the other defined contribution plans during the Limitation Year. If a Participant participates in multiple defined contribution plans sponsored by the Employer which have the same Anniversary Date, then (1) if only one of the plans is subject to Code §412, Annual Additions will first be credited to the Participant's accounts in the plan subject to Code §412; and (2) if none of the plans are subject to Code §412, the maximum Annual Addition in this Plan for a given Limitation Year will either (A) equal the product of (i) the maximum Annual Addition for such Limitation Year minus any other Annual Additions previously credited to the Participant's account(s), multiplied by (ii) a fraction, the numerator of which is the Annual Additions which would be credited to a Participant's accounts hereunder without regard to the Annual Additions limitation of Section 6.1 and the denominator of which is the Annual Additions for all plans described in this paragraph, or (B) be reduced by the Annual Additions credited to the Participant's accounts in the other defined contribution plans for such Limitation Year.

6.3

Multiple Plans and Multiple Employers

. All defined contribution plans (whether terminated or not) sponsored by the Employer will be treated as one defined contribution plan. In addition, all Affiliated Employers will be considered a single Employer.

6.4

Adjustment for Excessive Annual Additions

. For any Limitation Year, if the Annual Additions allocated to a Participant's Account exceed the Annual Additions limitation of Section 6.1 because of an allocation of Forfeitures, a reasonable error in estimating a Participant's Compensation, a reasonable error in determining the amount of elective contributions (within the meaning of Code §402(g)(3)), or because of other limited facts and circumstances that the Commissioner finds justify the availability of the rules set forth in this Section, then such Participant's Account will be adjusted as follows in order to reduce the Excess Annual Additions:

(a)

Catch-Up Contributions. First, if Catch-Up Contributions are permitted, a catch-up eligible Participant who has Excess Annual Additions which include Elective Deferrals and who has not reached his or her Catch-Up Contribution Limit can recharacterize such Excess Annual Additions as Catch-Up Contributions.

(b)

Return of Employee Contributions. Next, Voluntary Employee Contributions, if any, and next, the amount of Elective Deferrals and corresponding Employer Matching Contributions, if any, to the extent that they would reduce the excess amount, will be calculated. Such Elective Deferrals and Voluntary Employee Contributions plus earnings attributable thereto, will be returned to the Participant. Any Employer Matching Contribution amount will be applied as described in paragraphs (c) or (d) below, depending on whether the Participant is covered by the Plan at the end of the Limitation Year.

(c)

Excess Used To Reduce Employer Contributions If Participant Is Still Covered By The Plan. If, after the application of paragraphs (a) and (b) above, Excess Annual Additions still exist and the Participant is covered by the Plan at the end of the Limitation Year, the Excess Annual Additions in the Participant's Account will be used to reduce Employer contributions (including any allocation of Forfeitures) for such Participant in the next Limitation Year, and in each succeeding Limitation Year if necessary.

(d)

Excess Used To Reduce Employer Contributions If Participant Is Not Covered By The Plan. If, after the application of paragraphs (a) and (b) above, Excess Annual Additions still exist and the Participant is not covered by the Plan at the end of a Limitation Year, the Excess Annual Additions will be held unallocated in a suspense account. The suspense account will be applied to reduce future Employer contributions (including the allocation of any Forfeitures) for all remaining Participants in the next Limitation Year, and in each succeeding Limitation Year if necessary.

(e)

Suspense Account. If a suspense account is in existence at any time during a Limitation Year pursuant to this Section, then such suspense account will not participate in the allocation of the Trust's investment gains and losses. If a suspense account is in existence at any time during a particular Limitation Year, then all amounts in the suspense account must be allocated and reallocated to Participants' Accounts before any Employer Contributions or any Employee contributions may be made to the Plan for that Limitation Year. A suspense account may not be distributed to Participants or former Participants.

Article 7

Loans, Insurance and Directed Investments

7.1	Loans to Participants . Loans to Participants are not permitted.

7.2	Insurance on Participants . The purchase of Policies is not permitted except to the extent otherwise provided under Section 7.3 of the Plan with respect to "key man" insurance.

7.3

Key Man Insurance

. The Administrator may instruct the Trustee to purchase insurance Policies on the life of any Participant whose employment is deemed to be key to the Employer's financial success. Such key man Policies will be deemed to be an investment of the Trust Fund and will be payable to the Trust Fund as the beneficiary thereof. The Trustee may exercise any and all rights granted under such Policies. Neither the Trustee, Employer, Administrator, nor any fiduciary (including any Named Fiduciary) will be responsible for the validity of any Policy or the failure of any insurer to make payments thereunder, or for the action of any person which delays payment or renders a Policy void in whole or in part. No insurer which issues a Policy will be deemed to be a party to this Plan for any purpose or to be responsible for its validity; nor will any such insurer be required to look into the terms of the Plan nor to question any action of the Trustee. The obligations of the insurer will be determined solely by the Policy's terms and any other written agreements between it and the Trustee. The insurer will act only at the written direction of the Trustee, and will be discharged from all liability with respect to any amount paid to the Trustee. The insurer will not be obligated to see that any money paid by it to the Trustee or any other person is properly distributed or applied.

7.4

Directed Investment Accounts

. Pursuant to any rules or procedures promulgated under Section 8.6 by the Administrator, Participants can direct the investment of a portion of (or all of) one or more of their accounts (hereafter called Directed Investment Accounts) established under the terms of the Plan. Investment directives will only be given in accordance with an administrative policy regarding Directed Investment Accounts that is promulgated under Section 8.6 by the Administrator. With respect to any Participant who fails to exercise the right to direct the investment of his or her Directed Investment Accounts, such Directed Investment Accounts will be invested by the Trustee at the direction of the Administrator in a "default investment" which has been selected by the Administrator and which is expected to produce a favorable rate of return and that minimizes the overall risk of losing money. With respect to Directed Investment Accounts, fiduciaries will only be protected by ERISA §404(c) for a Plan Year if all of the requirements of ERISA §404(c) and the Department of Labor Regulations promulgated thereunder are complied with on each day of the Plan Year.

Article 8

Duties of the Administrator

8.1

Appointment, Resignation, Removal and Succession

. The Sponsoring Employer will serve as the Administrator unless the Sponsoring Employer elects to appoint another Administrator. Each Administrator that is appointed will continue until his death, resignation, or removal, and any Administrator may resign by giving 30 days written notice to the Sponsoring Employer. If an Administrator dies, resigns, or is removed, his successor will be appointed as promptly as possible and such appointment will become effective upon its acceptance in writing by such successor. Pending the appointment and acceptance of any successor Administrator, any then acting or remaining Administrator will have full power to act.

8.2

General Powers and Duties

. The powers and duties of the Administrator include (a) appointing the Plan's attorney, accountant, actuary, or any other party needed to administer the Plan; (b) directing the Trustees with respect to payments from the Trust Fund; (c) deciding if a Participant is entitled to a benefit; (d) communicating with Employees regarding their participation and benefits under the Plan, including the administration of all claims procedures; (e) filing any returns and reports with the Internal Revenue Service, Department of Labor, or any other governmental agency; (f) reviewing and approving any financial reports, investment reviews, or other reports prepared by any party under clause (a) above; (g) establishing a funding policy and investment objectives consistent with the purposes of the Plan and ERISA; (h) construing and resolving any question of Plan interpretation; and (i) making any findings of fact the Administrator deems necessary to proper Plan administration. Notwithstanding any contrary provision of this Plan, benefits under this Plan will be paid only if the Administrator decides in its discretion that the applicant is entitled to them. The Administrator's interpretation of Plan provisions, and any findings of fact, including eligibility to participate and eligibility for benefits, are final and will not be subject to "de novo" review unless shown to be arbitrary and capricious.

8.3

Functioning of the Committee

. If a Committee is established, a member of the Committee will serve until his or her death, disability, removal by the Sponsoring Employer, or resignation. In the event of any vacancy arising from the death, disability, removal, or resignation of a member of the Committee, the Sponsoring Employer may, but is not required to, appoint a successor to serve in his or her place. The Committee will select a chairman and secretary from among its members. Members of the Committee will serve without compensation. The Committee will act by majority vote. The proper expenses of the Committee, and the compensation of its agents, if any, that are appointed pursuant to Section 8.7 , will be paid directly by the Employer.

8.4

Multiple Administrators

. If more than one Administrator has been appointed by the Sponsoring Employer, the Administrators may delegate specific responsibilities among themselves, including the authority to execute documents unless the Sponsoring Employer revokes such delegation. The Sponsoring Employer and Trustee will be notified in writing of any such delegation of responsibilities, and the Trustee thereafter may rely upon any documents executed by the appropriate Administrator.

8.5

Correcting Administrative Errors

. The Administrator will take such steps as the Administrator considers necessary and appropriate to remedy administrative or operational errors, including, but not be limited to, the following: (a) any action pursuant to (1) any Employee Plans Compliance Resolution System (EPCRS) that is issued by the Internal Revenue Service, (2) any asset management or fiduciary conduct error correction program that is issued by the Department of Labor, or (3) any other correction program issued by any Department or governmental agency; (b) a reallocation of Plan assets; (c) an adjustment in the amount of future payments to any Participant, Beneficiary or Alternate Payee; and (d) the institution, prosecution, and/or settlement of legal actions to recover benefit payments made in error or on the basis of incorrect or incomplete information.

8.6

Promulgating Notices and Procedures

. The Sponsoring Employer and Administrator are given the power and responsibility to promulgate certain written notices, policies and/or procedures under the terms of the Plan and disseminate them to Participants, and the Administrator may satisfy such responsibility by the preparation of any such notice, policy and/or procedure in a written form which can be published and communicated to a Participant in one or more of the following ways: (a) by distribution in hard copy; (b) through distribution of a summary plan description or summary of material modifications thereto which sets forth the policy or procedure with respect to a right, benefit or feature offered under the Plan; (c) by e-mail, either to a Participant's personal e-mail address or his or her Employer-maintained e-mail address; and (d) by publication on a web-site accessible by the Participant, provided the Participant is notified of said web-site publication. Any notice, policy and/or procedure provided through an electronic medium will only be valid if the electronic medium which is used is reasonablydesigned to provide the notice, policy and/or procedure in a manner no less understandable to the Participant than a written document, and under such medium, at the time the notice, policy and/or procedure is provided, the Employee may request and receive the notice, policy and/or procedure on a written paper document at no charge.

8.7

Employment of Agents and Counsel

. The Administrator may appoint such actuaries, accountants, custodians, counsel, agents, consultants, service companies and other persons deemed necessary or desirable in connection with the administration and operation of the Plan. Any person or company so appointed will exercise no discretionary authority over investments or the disposition of Trust assets, and their services and duties will be ministerial only and will be to provide the Plan with those things required by law or by the terms of the Plan without in any way exercising any fiduciary authority or responsibility under the Plan. The duties of a third party Administrator will be to safe-keep the individual records for all Participants and to prepare all required actuarial services and disclosure forms under the supervision of the Administrator and any fiduciaries of the Plan. It is expressly stated that the third party Administrator's services are only ministerial in nature and that under no circumstances will such third party Administrator (a) exercise any discretionary authority whatsoever over Plan Participants, Plan investments, or Plan benefits; or (b) be given any authority or discretion concerning the management and operation of the Plan that would cause them to become fiduciaries of the Plan.

8.8

Compensation and Expenses

. The Administrator may receive such compensation as agreed upon between the Sponsoring Employer and the Administrator, provided that any person who already receives full-time pay from the Employer may not receive any fees from the Plan for services to the Plan as Administrator or in any other capacity, except for reimbursement for expenses actually and properly incurred. The Sponsoring Employer will pay all "settlor" expenses (as described in Department of Labor Advisory Opinion 2001-01-A) incurred by the Administrator, the Committee or any party that is appointed under Section 8.7 in the performance of their duties. The Sponsoring Employer may pay, but is not required to pay, all "non-settlor" expenses incurred by the Administrator, the Committee, or any party that is appointed under Section 8.7 in the performance of their duties. Any "non-settlor" expenses incurred by the Administrator, the Committee or any party that is appointed under Section 8.7 that the Sponsoring Employer elects not to pay will be reimbursed from Trust Fund assets. Any expenses paid from the Trust Fund will be charged to each Adopting Employer in the ratio that each Adopting Employer's Participants' Accounts bears to the total of all the Participants' Accounts maintained by this Plan, or in any other reasonable method elected by the Administrator.

8.9

Claims Procedures(a)

. The claims procedure required under ERISA §503 and Department of Labor Regulations thereunder is set forth in an administrative policy regarding claims procedures that is promulgated under Section 8.6 by the Administrator. Such administrative policy will be the sole and exclusive remedy for an Employee, Participant or Beneficiary ("Claimant") to make a claim for benefits under the Plan.

8.10

Qualified Domestic Relations Orders

. A Qualified Domestic Relations Order, or QDRO, is a signed domestic relations order issued by a State or a Commonwealth court which creates, recognizes or assigns to an alternate payee(s) the right to receive all or part of a Participant's Plan benefit. An alternate payee is a Spouse, former Spouse, child, or other dependent of a Participant who is treated as a Beneficiary under the Plan as a result of the QDRO. The Administrator will determine if a domestic relations order received by the Plan is a Qualified Domestic Relations Order based on an administrative policy regarding Qualified Domestic Relations Orders that is promulgated under Section 8.6 by the Administrator.

8.11

Appointment of Investment Manager

. The Administrator, with the consent of the Sponsoring Employer, may appoint an Investment Manager to manage and control the investment of all or any portion of the assets of the Trust. Each Investment Manager must be a person (other than the Trustee) who (a) has the power to manage, acquire, or dispose of Plan assets, (b) is an investment adviser, a bank, or an insurance company as described in ERISA §3(38)(B), and (c) acknowledges fiduciary responsibility to the Plan in writing. The Administrator will enter into an agreement with an Investment Manager that specifies the duties and compensation of the Investment Manager and specifies any other terms and conditions under which the Investment Manager will be retained. The Trustee is not liable for any act or omission of an Investment Manager and is not liable for following an Investment Manager's advice with respect to duties delegated by the Administrator to the Investment Manager. The Administrator can determine the portion of the Plan's assets to be invested by a designated Investment Manager and can establish investment objectives and guidelines for the Investment Manager to follow.

Article 9

Trustee Provisions

9.1      Separate Trust Agreement. A separate Trust Agreement executed by the Sponsoring Employer and the Trustee shall govern the duties and responsibilities of the Trustee. The provisions of the Trust Agreement shall supersede any conflicting provisions contained in this Plan document.

Article 10

Adopting Employer Provisions

10.1

Plan Contributions

. Unless otherwise agreed to by the parties, or unless otherwise required by law, no Employer will have any obligation to make contributions to this Plan for or on behalf of the Employees of any other Employer. If an Employee is employed by more than one Employer, any contributions made on his or her behalf will be prorated between those Employers on the basis of the Compensation that the Employee received from each Employer. If any Employer is unable to make a contribution for any Plan Year, any Employer which is an Affiliated Employer of such Employer may make an additional contribution to the Plan on behalf of any Employee of the non-contributing Employer.

10.2

Plan Amendments

. Any amendment to this Plan that is adopted by the Sponsoring Employer, at any time, will be deemed to be accepted by any Adopting Employer, unless such Adopting Employer is not an Affiliated Employer and elects not to adopt a discretionary Plan amendment.

10.3

Plan Expenses

. Any expenses paid from the Trust will be charged to each Adopting Employer in the ratio that each Adopting Employer's Participants' Accounts bears to the total of all the Participants' Accounts maintained by this Plan, or in any other reasonable method elected by the Administrator.

10.4	Employee Transfers . An Employee's transfer to or from an Employer or Adopting Employer will not affect his or her Participant's Account balance and total Years of Service.

10.5

Multiple Employer Provisions Under Code §413(c)

. Notwithstanding any other provision in the Plan, unless the Plan is a collectively bargained plan under Regulation §1.413-1(a), the following provisions apply to any Adopting Employer that is not also an Affiliated Employer:

(a)

Instances of Separate Employer Testing. Employees of any such Adopting Employer will be treated separately for testing under Code §401(a)(4), §401(k), §401(m) and, if the Sponsoring Employer and the Adopting Employer do not share Employees, Code §416. Furthermore, the terms of Code §410(b) will be applied separately on an employer-by-employer basis by the Sponsoring Employer (and the Adopting Employers which are part of the Affiliated Group which includes the Sponsoring Employer) and each Adopting Employer that is not an Affiliated Employer of the Sponsoring Employer, taking into account the generally applicable rules described in Code §401(a)(5), §414(b) and §414(c).

(b)

Instances of Single Employer Testing. Employees of the Adopting Employer will be treated as part of a single Employer plan for purposes of eligibility to participate under Article 2 and under the provisions of Code §410(a). Furthermore, the terms of Code §411 relating to Vesting will be applied as if all Employees of all such Adopting Employers and the Sponsoring Employer were employed by a single Employer, except that the rules regarding Breaks in Service will be applied under the Department of Labor Regulations.

(c)

Common Provisions. Contributions made by any Adopting Employer will be held in a common Trust Fund with contributions made by the Sponsoring Employer, and all such contributions will be available to pay the benefits of any Participant (or Beneficiary thereof) who is an Employee of the Sponsoring Employer or any such Adopting Employer. The failure of the Sponsoring Employer or an Adopting Employer to satisfy the qualification requirements under the provisions of Code §401(a), as modified by the provisions of Code §413(c), will result in the disqualification of the Plan for all such Employers maintaining the Plan.

10.6

Termination of Adoption

. An Adopting Employer may terminate its adoption of the Plan by delivering written notice to the Sponsoring Employer, to the Administrator and to the Trustee. Upon termination of adoption by an Adopting Employer, the Adopting Employer may request a transfer of Trust Fund assets attributable to its Employees to a successor qualified retirement plan maintained by the Adopting Employer or its successor. If such request is not made by the Adopting Employer, or if the Administrator refuses to make the transfer because in its opinion a transfer would operate to the detriment of any Participant, would jeopardize the continued qualification of the Plan, or would not comply with any requirements of the Code, Regulations, or rules promulgated by the Department of Treasury or Internal Revenue Service, then termination of adoption by an Adopting Employer as described herein will not be considered a distributable event; distribution of a Participant's Account of an Employee of the Adopting Employer will be made in accordance with the provisions of Article 5 upon the death, retirement, Disability, or the Termination of Employment from the Adopting Employer or former Adopting Employer, as if termination of adoption by the Adopting Employer had not occurred.

Article 11

Amendment, Termination and Merger

11.1	Plan Amendment . The Plan can be amended at any time in accordance with the following provisions:

(a)

Amendment by the Volume Submitter Sponsor. Subject to the requirements and limitations set forth in subparagraphs (1), (2) and (3) below, and in paragraphs (d) and (e) below, the Volume Submitter Sponsor can amend any part of the Plan without the consent of the Sponsoring Employer or any Adopting Employer, nor does the Sponsoring Employer have to reexecute the Plan. The Volume Submitter Sponsor will provide each Sponsoring Employer a copy of the amended Plan (either by providing an amendment, substitute or additional pages, or by providing a restated Plan). For purposes of amendments made by the Volume Submitter Employer, the Sponsoring Employer can override any such amendment by executing another amendment by the end of the applicable remedial amendment period that applies to such amendment.

(1)

Scope of Amendments. Any such amendments by the Volume Submitter Sponsor will amend the plan on behalf of all adopting Employers, including those Employers who have adopted the plan prior to this amendment, for changes in the Code, regulations, revenue rulings, other statements published by the Internal Revenue Service, including model, sample or other required good faith amendments, but only if their adoption will not cause the Plan to be individually designed, and for corrections of prior approved plans. These amendments will be applied to all Employers who have adopted the Plan.

(2)

Cessation of Amendment Authority. The Volume Submitter Sponsor will no longer have the authority to amend the Plan on behalf of any adopting Employer as of either (1) the date the Internal Revenue Service requires the Employer to file Form 5300 as an individually designed plan as a result of an Employer amendment to the Plan to incorporate a type of plan not allowable in the Volume Submitter program, as described in Revenue Procedure 2005-16, or (2) as of the date the Plan is otherwise considered an individually designed plan due to the nature and extent of the amendments. If the Employer is required to obtain a determination letter for any reason in order to maintain reliance on the advisory letter, the Volume Submitter Sponsor's authority to amend the Plan on behalf of the adopting Employer is conditioned on the Plan receiving a favorable determination letter.

(3)

Recordkeeping. The Volume Submitter Sponsor will maintain, or have maintained on its behalf, a record of the Employers that have adopted the Plan, and will make reasonable and diligent efforts to ensure that adopting Employers have actually received and are aware of all Plan amendments and that such Employers adopt new documents when necessary. This amendment supersedes other provisions of the Plan to the extent those other provisions are inconsistent with this amendment.

(b)

Amendment by the Sponsoring Employer. Subject to the requirements and limitations set forth in paragraphs (c) and (d) below, the Sponsoring Employer will have the right at any time to amend the Plan in the following manner without affecting the Plan's status as a Volume Submitter Plan: (1) the Sponsoring Employer may change any optional selections under the Plan; (2) the Sponsoring Employer may add additional language where authorized under the Plan including language necessary to satisfy Code §415 or Code §416 due to the aggregation of multiple plans; (3) the Sponsoring Employer may change the addendums to the Plan from time to time without having to reexecute of the Plan; (4) the Sponsoring Employer may adopt any model, sample and/or "good faith" amendments promulgated/suggested by the IRS, for which the IRS has provided guidance that their adoption will not cause the Plan to be treated as an individually designed plan; (5) the Sponsoring Employer may adopt any amendments that it deems necessary to resolve qualification failures under any Employee Plans Compliance Resolution System (EPCRS) that is promulgated by the Internal Revenue Service; and (6) the Sponsoring Employer may adopt an amendment to cure a coverage or nondiscrimination testing failure, as permitted under applicable Regulations. The Sponsoring Employer may also amend the Plan at any time for any other reason. The ability to amend the Plan as authorized under this Section applies only to the Sponsoring Employer that executes the signature page of the Plan. Any amendment to the Plan by the Sponsoring Employer under this Section applies to any Affiliated Employer that participates under the Plan as an Adopting Employer. The Sponsoring Employer's amendment of the Plan from one type of defined contribution plan (e.g., a money purchase plan) into another type of defined contribution plan (e.g., a profit sharing plan) will not result in a partial termination or any other event that would require full Vesting of some or all Plan Participants.

(c)

Manner of Amendment. Any amendments by the Volume Submitter Sponsor or Sponsoring Employer can be made by (1) substituting pages with the new elections (or new addendum) and executing an "Amendment By Page Substitution" and attaching it as part of the Plan; (2) executing an "Amendment By Section Replication" in which the section or sections (or addendum or addendums) to be changed are reproduced with the new elections indicated, and attaching it as part of the Plan; (3) executing a properly worded corporate resolution and attaching it as part of the Plan; or (4) creating and distributing a Safe Harbor Notice (other than a contingent Safe Harbor Notice as described in Section 3.16(b) ) to Safe Harbor Participants.

(d)

General Requirements. An amendment by the Volume Submitter Sponsor or the Sponsoring Employer must be in writing. However, no such amendment or modification (1) can increase the responsibilities of the Trustee or the Administrator without their written consent; (2) can deprive any Participant or Beneficiary of the benefits to which he or she is entitled from the Plan; (3) can result in a decrease in the amount of any Participant's Account except as may be permitted under the terms of Code §412(c)(8) if applicable; or (4) can, except as otherwise provided, permit any part of the Trust Fund (other than as required to pay taxes and administration expenses) to be used for or diverted to purposes other than the exclusive benefit of the Participants or their Beneficiaries, or cause or permit any portion of the Trust Fund to revert to or become the property of the Employer. In addition, unless the provisions of paragraph (e) below are satisfied, no amendment to the Plan will have the effect of eliminating or restricting the ability of a Participant or other payee to receive payment of his or her Account balance or benefit entitlement from the Plan under a particular optional form of benefit provided under the Plan.

(e)

Elimination of Optional Forms of Benefit. No Plan amendment will be effective to eliminate or restrict an optional form of benefit. The preceding sentence will not apply to a Plan amendment that eliminates or restricts the ability of a Participant to receive payment of the Participant's Account balance under a particular optional form of benefit (including annuities and installments) if the amendment provides a single-sum distribution form that is otherwise identical to the optional form of benefit being eliminated or restricted. For this purpose, a single-sum distribution form is otherwise identical only if the single-sum distribution form is identical in all respects to the eliminated or restricted optional form of benefit (or would be identical except that it provides greater rights to the Participant) except with respect to the timing of payments after commencement. With respect to the modification or elimination of an optional form of benefit under which benefits are distributable to a Participant in a medium other than cash, the following provisions will apply:

(1)

Eliminating Distributions Payable in Marketable Securities (Other Than Employer Securities). If the Plan includes an optional form of benefit under which benefits are distributed in the form of Marketable Securities (other than Securities of the Employer), then that optional form of benefit may be eliminated by a Plan amendment (or the Plan's amendment and restatement) by substituting cash for the Marketable Securities as the medium of distribution.

(2)

Amendments to Specify Medium of Distribution. If the Plan includes an optional form of benefit under which benefits are distributable to a Participant in a medium other than cash, then the Plan may be amended (or may be amended and restated) to limit the types of property in which distributions may be made to the Participant to the types of property specified in the amendment (or the amendment and restatement). For this purpose, the types of property specified in the amendment (or the amendment and restatement) must include all types of property (other than marketable securities that are not securities of the Employer) that are allocated to the Participant's Account on the effective date of the amendment (or the amendment and restatement) and in which the Participant would be able to receive a distribution immediately before the effective date of the amendment (or the amendment and restatement) if a distributable event occurred. In addition, a Plan amendment (or the Plan's amendment and restatement) may provide that the Participant's right to receive a distribution in the form of specified types of property is limited to the property allocated to the Participant's Account at the time of distribution that consists of property of those specified types.

(3)

In-Kind Distributions After Plan Termination. If the Plan includes an optional form of benefit under which benefits are distributed in specified property, then that optional form of benefit may be modified for distributions after Plan termination by substituting cash for the specified property as the medium of distribution to the extent that, on Plan termination, an Employee has the opportunity to receive the optional form of benefit in the form of the specified property. However, if the Employer that maintains the terminating Plan also maintains another plan that provides an optional form of benefit under which benefits are distributed in the specified property, then this exception is not available.

(4)

Definitions of Marketable Securities and Securities of the Employer. For purposes of this paragraph, the term "Marketable Securities" means marketable securities as defined in Code §731(c)(2). The term "Securities of the Employer" means securities of the Employer as defined in Code §402(e)(4)(E)(ii).

(f)

Certain Corrective Amendments. To satisfy the minimum coverage requirements of Code §410(b), the nondiscriminatory amount requirement of Regulation §1.401(a)(4)-1(b)(2), or the nondiscriminatory plan amendment requirement of Regulation §1.401(a)(4)-1(b)(4), a corrective amendment may retroactively increase allocations for Employees who benefited under the Plan during the Plan Year being corrected, or may grant allocations to Employees who did not benefit under the Plan during the Plan Year being corrected. To satisfy the nondiscriminatory current availability requirement of Regulation §1.401(a)(4)-4(b) for benefits, rights or features, a corrective amendment may make a benefit, right or feature available to Employees to whom it was previously not available. A corrective amendment will not be effective prior to the date of adoption unless it satisfies the applicable requirements of Regulation §1.401(a)(4)-11(g)(3)(ii) through (vii), including the requirement that, in order to be effective for the preceding Plan Year, such amendment must be adopted by the 15th day of the 10th month after the close of the preceding Plan Year.

11.2	Termination By Sponsoring Employer . The Sponsoring Employer at any time can terminate the Plan and Trust in whole or in part in accordance with the following provisions:

(a)

Termination of Plan. The Sponsoring Employer can terminate the Plan and Trust by filing written notice thereof with the Administrator and Trustee and by completely discontinuing contributions to the Plan. Upon any such termination, the Trust Fund will continue to be administered until complete distribution has been made to the Participants and other payees, which distribution must occur as soon as administratively feasible after the termination of the Plan, and must be made in accordance with the provisions of Article 5 of the Plan, including Section 5.6 where applicable. However, the Administrator may elect not to distribute the Accounts of Participants and other payees upon termination of the Plan but instead to transfer the entire Trust Fund assets and liabilities attributable to this terminated Plan to another qualified plan maintained by the Employer or its successor.

(b)

Vesting Requirement on Complete Termination or Discontinuance of Contributions. Upon a complete discontinuance of contributions under the Plan, then (1) any Participant who is affected by such complete termination or, if applicable, such complete discontinuance of contributions; (2) any Participant who has not Terminated Employment with the Employer; (3) any Participant who has Terminated Employment with the Employer and has not received a complete distribution of the Participant's Vested Aggregate Account; and (4) any Participant who has Terminated Employment but has not incurred five consecutive Breaks in Service, will have a 100% Vested Interest in his or her unpaid Participant's Account.

(c)

Vesting Requirement on Partial Termination. Upon partial termination of the Plan, only a Participant who has Terminated Employment because of the event which causes the partial termination but who has not incurred five consecutive Breaks in Service will have a 100% Vested Interest in his or her unpaid Participant's Account as of the date of partial termination.

(d)

Discontinuance of Contributions. The Sponsoring Employer may at any time completely discontinue contributions to the Plan but continue the Plan in operation in all other respects, in which event the Trust Fund will continue to be administered until eventual full distribution of all benefits has been made to the Participants and other payees in accordance with Article 5 after their Termination of Employment for any reason. Discontinuance of contributions without an additional notice of termination from the Sponsoring Employer to the Administrator and Trustee will not constitute a termination of the Plan.

11.3

Merger or Consolidation

. This Plan may not be merged or consolidated with, nor may any of its assets or liabilities be transferred to, any other plan, unless the benefits payable to each Participant if the Plan was terminated immediately after such action would be equal to or greater than the benefits to which such Participant would have been entitled if this Plan had been terminated immediately before such action. For purposes of this Section, the term "Code §410(b)(6)(C) Transaction" means an asset or stock acquisition, merger, or similar transaction involving a change in the employer of the employees of a business. If the Employer acquires another company in a Code §410(b)(6)(C) Transaction, employees of the acquired company may be excluded from this Plan regardless of the provisions of Section 2.1 during the period beginning on the date of the transaction and ending on the last day of the Plan Year that begins after the date of the Code §410(b)(6)(C) Transaction.

11.4

Plan-to-Plan Elective Transfers

. To permit Participants to consolidate all qualified defined contribution plan accounts into a single plan for investments, distributions, loans and other administrative purposes, the Sponsoring Employer may permit Participants to transfer amounts to and from this Plan under the following rules:

(a)

Transfers to This Plan. If permitted by the Sponsoring Employer and subject to the provisions of this Section, then a Participant may request that such Participant's entire account balance (both the vested interest and the non-vested interest) in another qualified defined contribution plan maintained by the Sponsoring Employer (or an Adopting Employer) be transferred in cash or in property into this Plan. Such transferred amount into this Plan will be considered a Transfer Contribution.

(b)

Transfers From This Plan. If permitted by the Sponsoring Employer, then a Participant may request that such Participant's Account balance (both the Vested Interest and the Non-Vested Interest) in this Plan be transferred in cash or in property into another qualified defined contribution plan of the Sponsoring Employer (or an Adopting Employer).

(c)

Limitation on Transfers. A transfer into or from this Plan pursuant to this Section is only permitted if the Participant is ineligible to actively participate at the same time in the Sponsoring Employer's (or an Adopting Employer's) plan from which the transfer is being made (the transferor plan) and the Sponsoring Employer's (or an Adopting Employer's) plan into which the transfer is being made (the transferee plan).

(d)

Plan Accounts. Transfer Contributions from another qualified defined contribution plan into this Plan will maintain their identity as Elective Deferrals, Matching Contributions, Voluntary Employee Contributions, Non-Safe Harbor Non-Elective Contributions, Qualified Non-Elective Contributions, Qualified Matching Contributions, Safe Harbor 401(k) Contributions, and Rollover Contributions in this Plan. Such Transfer Contributions will be accounted for separately in this Plan.

(e)

Protected Benefits. Any Transfer Contributions into this Plan that have benefits, rights and features (including, but not limited to, certain optional forms of benefit payments, such as annuities) required to be preserved by Code §411(d)(6) will continue to be preserved and protected in this Plan to the extent required by Code §411(d)(6). The Sponsoring Employer (or an Adopting Employer) reserves the right to eliminate any benefits, rights and features (including, but not limited to, certain optional forms of benefit payments) of any Transfer Contributions into this Plan, to the extent permitted under Code §411(d)(6).

(f)

Vesting. Transfer Contributions into this Plan must Vest at least as rapidly under this Plan (the transferee plan) as they would Vest under the plan from which the transfer is being made (the transferor plan), as if the transfer had not occurred. If this Plan is the transferee plan and the Vesting schedule under the transferor plan for a specific source of transferred amounts (Matching Contributions or Non-Safe Harbor Non-Elective Contributions) is less favorable than the Vesting schedule that applies to the same component (Matching Contributions or Non-Safe Harbor Non-Elective Contributions) in this Plan, the Administrator may apply, in a non-discriminatory manner, the Vesting schedule of this Plan's component (Matching Contributions or Non-Safe Harbor Non-Elective Contributions) to that portion of the Transfer Contributions.

(g)

Transfer Requests Subject to Administrative Approval. Any transfer into or from this Plan must be made in cash or property acceptable to the Trustee. Any benefits, rights and features of a Transfer Contribution required to be protected by Code §411(d)(6) must be acceptable to and approved by the Administrator.

(h)

Application of this Section. The provisions of this Section will apply to all Transfer Contributions, regardless of whether a Transfer Contribution was an elective transfer initiated by the Participant.

Article 12

Miscellaneous Provisions

12.1

No Contract of Employment

. Except as otherwise provided by law, neither the establishment of this Plan, any modification hereto, the creation of any fund or account, nor the payment of any benefits, will be construed as giving any Participant or other person any legal or equitable rights against the Employer, any officer or Employee thereof, or the Trustee, except as herein provided. Further, under no circumstances will the terms of employment of any Participant be modified or otherwise affected by this Plan.

12.2

Title to Assets

. No Participant or Beneficiary will have any right to, or any interest in, any assets of the Trust upon separation from service with the Employer, Affiliated Employer, or Adopting Employer, except as otherwise provided by the terms of the Plan.

12.3

Qualified Military Service

. Notwithstanding any provision of this Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Code §414(u).

12.4

Fiduciaries and Bonding

. Fiduciaries (including Named Fiduciaries) of the Plan will have only those powers and duties specifically given to them under the terms of this Plan. Every fiduciary other than a bank, an insurance company, or a fiduciary of an Employer which has no common-law employees, will be bonded in an amount not less than 10% of the amount of funds under the fiduciary's supervision, but the bond will not be less than $1,000 or more than $500,000 or such other amount that may be required by law. The bond will provide protection to the Plan against any loss for acts of fraud or dishonesty by a fiduciary acting alone or in concert with others. The cost of such bond will be an expense of either the Employer or the Trust, at the election of the Sponsoring Employer.

12.5

Severability of Provisions

. If any Plan provision is held invalid or unenforceable, such invalidity or unenforceability will not affect any other provision of this Plan, and this Plan will be construed and enforced as if such provision had not been included.

12.6	Interpretation of the Plan and Trust . The following provisions apply to the interpretation of the Plan and Trust:

(a)

Names. Names that are used in this Plan should be used consistently in any appendixes, policies, procedures, and/or any other documents which are legally binding upon the Plan. However, in documents that are not considered to be part of this Plan, appendixes, policies or procedures that are not legally binding upon the Plan; and that may be are distributed to individuals (such as the SPDs, SMMs, notices, and election forms), names may use plain English terms. These terms include, but are not limited to, the following: in the case of a profit sharing plan, the Non-Elective Contribution may be called the Employer contribution or the profit sharing contribution. Similarly, the Non-Elective Contribution Account may be called the Participant's Account or the Participant's profit sharing account.

(b)	Gender. Words that are used in the masculine gender may be construed as though they are also used in the feminine or neuter gender, where applicable (and vice versa).

(c)	Number. Words that are used in the singular form may be construed as though they are also used in the plural form, where applicable (and vice versa).

(d)

Headings and Subheadings. Headings and subheadings are inserted for convenience of reference. Headings and subheadings constitute no part of this Plan and/or Trust and are not to be considered in its construction or interpretation.

(e)	Single Subparagraphs. This Plan and/or Trust may have Sections and/or paragraphs that contain a single subparagraph; such document construction will not constitute a Scrivener's error.

(f)

Application of Law. This Plan and/or Trust will be construed and interpreted in accordance with the Code and ERISA. However, if the Plan and/or Trust needs to be construed and interpreted according to a State's or Commonwealth's laws (to the extent that such laws are not preempted by the provisions of the Code and ERISA), then this Plan and/or Trust will be construed and interpreted according to the laws of the State or Commonwealth in which the Sponsoring Employer maintains its principal place of business.

(g)

Effective Dates. This Plan and/or Trust contains various effective dates, which include, but are not limited to: (1) the effective date of the Plan and, if applicable, the effective date of the amended and restated Plan; and (2) the effective dates of legally required or permitted provisions.

12.7

Costs of Legal Action

. Unless otherwise prohibited by law, either the Sponsoring Employer or the Trust, in the sole discretion of the Sponsoring Employer, will reimburse the Trustee and/or the Administrator for all costs, attorneys fees and other expenses associated with any claim, suit or proceeding.

12.8	Qualified Plan Status . This Plan and Trust are intended to be a qualified retirement plan under the provisions of Code §401(a) and §501(a).

12.9

Mailing of Notices to Administrator, Employer or Trustee

. Notices, documents or forms required to be given to or filed with the Administrator, the Employer or the Committee will be either hand delivered or mailed by first class mail, postage prepaid, to the Committee or the Employer, at the Employer's principal place of business. Any notices, documents or forms required to be given to or filed with the Trustee will be either be hand delivered or mailed by first class mail, postage prepaid, to the Trustee at its principal place of business.

12.10

Participant Notices and Waivers of Notices

. Whenever written notice is required to be given under the terms of this Plan, such notice will be deemed to be given on the date that such written notice is either hand delivered to the recipient or deposited at a United States Postal Service Station, first class mail, postage paid. Notice may be waived by any party entitled to receive written notice concerning any matter under the terms of this Plan.

12.11	No Duplication of Benefits . There will be no duplication of benefits under the Plan because of employment by more than one participating Employer.

12.12

Evidence Furnished Conclusive

. Anyone required to give evidence under the terms of the Plan may do so by certificate, affidavit, document or other information that the person to act in reliance may consider pertinent, reliable and genuine, and to have been signed, made or presented by the proper party or parties. The fiduciaries of the Plan will be fully protected in acting and relying upon any evidence described under this Section.

12.13

Release of Claims

. Any payment to a Participant or Beneficiary, his or her legal representative, or to a guardian or committee appointed for such Participant or Beneficiary, will, to the extent thereof, be in full satisfaction of all claims hereunder against the Administrator and the Trustee, either of whom may require such Participant, legal representative, Beneficiary, guardian or committee, as a condition precedent to such payment, to execute a receipt and release thereof in such form as determined by the Administrator or the Trustee.

12.14

Discontinued Contributions

. Any Participants' Accounts (or sub-Accounts) that were established for specific contributions to the Plan which are (or were) subsequently discontinued will continue to be administered in accordance with the Vesting and Forfeiture provisions of the Plan in effect on the date that such contributions are (or were) discontinued.

12.15

Multiple Copies of Plan And/or Trust

. This Plan may be executed in any number of counterparts, each of which will be deemed an original, but all of which will constitute one and the same Agreement and will be binding on the respective successors and assigns of the Employer and all other parties.

12.16

Limitation of Liability and Indemnification

. In addition to and in furtherance of any other limitations provided in the Plan, and to the extent permitted by applicable law, the Employer will indemnify and hold harmless its board of directors (collectively and individually), if any, the Administrative/Advisory Committee (collectively and individually), if any, and its officers, Employees, and agents against and with respect to any and all expenses, losses, liabilities, costs, and claims, including legal fees to defend against such liabilities and claims, arising out of their good-faith discharge of responsibilities under or incident to the Plan, excepting only expenses and liabilities resulting from willful misconduct. This indemnity will not preclude such further indemnities as may be available under insurance purchased by the Employer or as may be provided by the Employer under any by-law, agreement, vote of shareholders or disinterested directors, or otherwise, as such indemnities are permitted under state law. Payments with respect to any indemnity and payment of expenses or fees under this Section will be made only from assets of the Employer, and will not be made directly or indirectly from assets of the Trust.

12.17

Written Elections and Forms

. Whenever the word "written" or the words "in writing" are used, such words will include any method of communication permitted by the DOL with respect to such documentation. In a similar manner, the word "form" will include any other method of election permitted under current law. Such alternative methods will include, but not be limited to, electronic modes to the extent permitted by law.

12.18

Assignment and Alienation of Benefits

. Except as may otherwise be permitted under Code §401(a)(13)(C), as may otherwise be permitted under a Qualified Domestic Relations Order as provided in Section 8.10, or as may otherwise be permitted under Section 7.1 relating to loans to Participants, no right or claim to, or interest in, any part of the Trust Fund, or any payment therefrom, will be assignable, transferable, or subject to sale, mortgage, pledge, hypothecation, commutation, anticipation, garnishment, attachment, execution, or levy of any kind, and the Trustees will not recognize any attempt to assign, transfer, sell, mortgage, pledge, hypothecate, commute, or anticipate the same, except to the extent required by law.

12.19

Exclusive Benefit Rule

. All contributions made by the Employer or an Affiliated Employer to the Trust Fund will be used for the exclusive benefit of the Participants who are Employees of the Employer or Affiliated Employer and for their Beneficiaries and will not be used for nor diverted to any other purpose except the payment of the costs of maintaining the Plan. All contributions made by an Adopting Employer who is not an Affiliated Employer will be used for the exclusive benefit of the Participants who are Employees of the Adopting Employer and for their Beneficiaries and will not be used for nor diverted to any other purpose except the payment of the Adopting Employers' proportionate costs of maintaining the Plan.

12.20

Prior Provisions of Amended and Restated Plans

. If the Plan's effective date is prior to the first day of the first Plan Year beginning on or after January 1, 2002 and this is an amendment and restatement of the Plan, then the provisions of the prior Plan document in effect prior to the first day of the first Plan Year beginning on or after January 1, 2002 will apply to this Plan; however, if any provisions of the prior Plan document contradict any provisions of this Plan, then the provisions of this Plan will apply.

12.21

Dual and Multiple Trusts

. Plan assets may be held in two or more separate trusts, or in trust and by an insurance company or by a trust and under a custodial agreement. Plan assets may also be held in a common trust.

This Plan has been executed by the Sponsoring Employer as of the day, month and year set forth on page 1 of this Agreement.

Universal Development Partners, Ltd d/b/a Universal Orlando

 By: /s/ John Sprouls

Universal Orlando 401(k) Retirement Plan
Administrative Policy Regarding the Claims Procedure

In accordance with Section 8.9 of the Universal Orlando 401(k) Retirement Plan (the "Plan"), the rules and procedures set forth below (hereafter called the "Policy") govern claims for benefits under the Plan. This Policy is the sole and exclusive remedy for an Employee, Participant or Beneficiary ("Claimant") to make a claim for benefits, and this Policy will be administered and interpreted in a manner consistent with the requirements of ERISA §503 and the regulations thereunder. All claims determinations made by the Administrator, by the Appropriate Named Fiduciary, and/or by the Committee (if one is appointed under Section 8.3 of the Plan) will be made in accordance with this Policy and will be applied consistently to similarly situated Claimants.

Definitions

In applying the terms of this Policy, any terms used herein which are also used in the Plan will have the same meaning ascribed to them under this Policy as ascribed to them under the terms of the Plan except as may otherwise be provided. In addition, the following terms specific to this Policy will have the following meanings:

Appropriate Named Fiduciary. The term "Appropriate Named Fiduciary" means (a) if a Committee has been appointed by the Sponsoring Employer under Section 8.3 of the Plan, the Committee; (b) if a Committee has not been appointed pursuant to Section 8.3 of the Plan, the Administrator (and for purposes of this Policy, if a Committee has not been appointed by the Sponsoring Employer, any reference to Committee will be considered a reference to the Administrator); or (c) if an appeal of the initial denial is made for Disability Benefits, initially the Administrator, but the Administrator must immediately appoint as the Appropriate Named Fiduciary for this purpose an individual who is neither the individual who made the initial adverse benefit determination that is the subject of the appeal, nor the subordinate of such individual.

Disability Benefit. The term "Disability Benefit" means a benefit that becomes payable upon a determination of a Participant's Disability, other than any disability that, under the terms of this Plan, is determined by the Social Security Administration or under the Sponsoring Employer's long term disability plan.

Initial Determination of a Claim

A Claimant (or an authorized representative) may file a claim for a benefit to which the Claimant believes he or she is entitled. Claims must be filed in writing with the Administrator. The Administrator, in its sole and complete discretion, will make all initial determinations as to the right of any person to benefits. If the claim is denied in whole or in part, the Administrator will send the Claimant a written or electronic notice (which electronic notice must comply with the standards imposed by Department of Labor Regulation §2520.104b-1(c)(1)(i), (iii), and (iv)) informing the Claimant of the denial. The notice will be given as provided in the next section below.

Notice of a Claim Denial

Notice of Denial of a Claim for Non-Disability Benefits. With respect to a claim for benefits that are not Disability Benefits, the written or electronic notice of the denial will be given within a reasonable period of time (but no later than 90 days) from the date the Administrator receives the written claim, unless special circumstances require an extension of time for processing the claim. In no event may the extension exceed 90 days from the end of the initial 90-day period. If an extension is necessary, the Administrator will send the Claimant a written notice prior to the expiration of the initial 90-day period in which the Administrator indicates the special circumstances requiring an extension and the date by which the Administrator expects to render a decision. The notice must be written in a manner calculated to be understood by the Claimant and must contain the following information: (a) the specific reason or reasons for the denial; (b) reference to the specific plan provisions on which the denial is based; (c) a description of any additional material or information necessary for the Claimant to perfect the claim and an explanation of why such material or information is necessary; and (d) a description of the Plan's review (i.e., appeal) procedures and the time limits applicable to such procedures, including a statement of the Claimant's right to bring a civil action under ERISA §502(a) following an adverse benefit determination on review.

Notice of Denial of a Claim for Disability Benefits. With respect to a claim for Disability Benefits, the written or electronic notice of the denial will be given within a reasonable period of time (but no later than 45 days) from the date the Administrator receives the written claim. The 45-day period can be extended by the Administrator for up to 30 days if the Administrator both determines that an extension is necessary due to matters beyond the control of the Administrator and notifies the Claimant, prior to the expiration of the initial 45-day period, of the circumstances requiring the extension and the date by which the Administrator expects to render a decision. If, prior to the end of the first 30-day extension period, the Administrator determines that, due to matters beyond the control of the Administrator, a decision cannot be rendered within that extension period, then the period for making the determination may be extended for up to an additional 30 days, provided the Administrator notifies the Claimant, prior to the expiration of the first 30-day extension period, of the circumstances requiring the extension and the date as of which the Administrator expects to render a decision. In the case of any extension under this paragraph, the notice of extension will specifically explain the standards on which entitlement to a benefit is based, the unresolved issues that prevent a decision on the claim, and the additional information needed to resolve those issues, and the Claimant will be afforded at least 45 days within which to provide the specified information.

The notice of denial must be written in a manner calculated to be understood by the Claimant and must contain the following information: (a) the specific reason or reasons for the denial; (b) reference to the specific plan provisions on which the denial is based; (c) a description of any additional material or information necessary for the Claimant to perfect the claim and an explanation of why such material or information is necessary; and (d) a description of the Plan's review (i.e., appeal) procedures and the time limits for such procedures, including a statement of the Claimant's right to bring a civil action under ERISA §502(a) following an adverse benefit determination on review. If an internal rule, guideline, protocol, or other similar criterion was relied upon in making the adverse determination, the notice must provide either the specific rule, guideline, protocol, or other similar criterion, or a statement that such a rule, guideline, protocol, or other similar criterion was relied upon in making the adverse determination and that a copy of such rule, guideline, protocol, or other criterion will be provided free of charge to the Claimant on request; and if the adverse benefit determination is based on a medical necessity or experimental treatment or similar exclusion or limit, the notice must provide either an explanation of the scientific or clinical judgment for the determination, applying the terms of the plan to the Claimant's medical circumstances, or a statement that such explanation will be provided free of charge on request.

Appealing the Denial of a Claim

Claims for Non-Disability Benefits. If the Administrator denies a claim for a non-Disability benefit in whole or in part, the Claimant may elect to appeal the denial. If the Claimant does not appeal the denial pursuant to the procedures set forth in this Policy, the denial will be final, binding and unappealable. Appeals will be filed in accordance with, and will be determined subject to, the following provisions:

(a)     When the Appeal Must Be Filed. The written request for appeal must be filed by the Claimant (or by the Claimant's authorized representative) with the Appropriate Named Fiduciary within 60 days after the date on which the Claimant receives the Administrator's notice of denial.

(b)     Review of the Claim Following an Appeal. If a request for an appeal is timely filed, the Appropriate Named Fiduciary will conduct a full and fair review of the claim and the denial. As part of the review, the Claimant may submit written comments, documents, records, and other information relating to the claim, and the review will take into account all such comments, documents, records, or other information submitted by the Claimant, without regard to whether such information was submitted or considered in the Administrator's initial benefit determination. The Claimant also may obtain, free of charge and upon request, records and other information relevant to the claim, without regard to whether such information was relied upon by the Administrator in making the initial benefit determination. As a result of this review, the Appropriate Named Fiduciary will, in its sole and complete discretion, determine whether to uphold all or part of the initial denial.

(c)     Notice of Denial. If the Appropriate Named Fiduciary determines pursuant the review under paragraph (b) above that all or part of the initial denial should be upheld, the Administrator will send the Claimant a written or electronic notice informing the Claimant of its decision to uphold all or part of the initial denial. The notice of denial must be written in a manner calculated to be understood by the Claimant and must contain (a) the specific reason or reasons for the denial; (b) a specific reference to pertinent Plan provisions on which the denial is based; (c) a statement that the Claimant is entitled to receive, upon request and free of charge, reasonable access to and copies of all documents and other information relevant to the claim; and (d) an explanation of the Claimant's right to request arbitration and the applicable time limits for doing so.

(d)     When the Notice Must Be Given. If the Administrator is serving as the Appropriate Named Fiduciary, the notice will be given within a reasonable period of time (but no later than 60 days) after the date the Appropriate Named Fiduciary receives the request for appeal, unless special circumstances require an extension of time for reviewing the claim. In no event may the extension exceed 60 days from the end of the initial 60-day period. If an extension is necessary, prior to the expiration of the initial 60-day period, the Administrator will send the Claimant a written notice, indicating the special circumstances requiring an extension and the date by which the Appropriate Named Fiduciary expects to render a decision. However, if the Committee is serving as the Appropriate Named Fiduciary and the Committee holds regularly scheduled meetings on a quarterly or more frequent basis, notice will be given at the next regularly scheduled meeting if the Committee receives the written request for appeal more than 30 days prior to its next regularly scheduled meeting, or at the regularly scheduled meeting immediately following the next regularly scheduled meeting if the Committee receives the written request for appeal within 30 days of the next regularly scheduled meeting. If special circumstances require an extension, the decision may be postponed to the third regularly scheduled meeting following the Committee's receipt of the written request for appeal if, prior to the expiration of the initial time period for review, the Claimant is provided with written notice indicating the special circumstances requiring an extension and the date by which the Committee expects to render a decision. If the extension is required because the Claimant has not provided information that is necessary to decide the claim, the Committee may suspend the review period from the date on which notice of the extension is sent to the Claimant until the date the Claimant responds to the request for additional information. The Committee must notify the Claimant of its decision as soon as possible, but not later than 5 days after the decision is made.

Claims for Disability Benefits. If the Administrator denies a claim for a Disability benefit in whole or in part, the Claimant may elect to appeal the denial. If the Claimant does not appeal the denial pursuant to the procedures set forth in this Policy, the denial will be final, binding and unappealable. Any appeal by a Claimant will be filed in accordance with, and will be determined subject to, the following provisions:

(a)     When the Appeal Must Be Filed. The written request for appeal must be filed by the Claimant (or by the Claimant's authorized representative) with the Appropriate Named Fiduciary within 180 days after the date on which the Claimant receives the Administrator's notice of denial.

(b)     Review of the Claim Following an Appeal. If a request for an appeal is timely filed, the Appropriate Named Fiduciary will conduct a full and fair review of the claim and the denial, and the initial denial of the claim will not be afforded any deference. As part of this review, the Claimant may submit written comments, documents, records, and other information relating to the claim, and the review will take into account all such comments, documents, records, or other information submitted by the Claimant, without regard to whether such information was submitted or considered in the Administrator's initial benefit determination. The Claimant also may obtain, free of charge and upon request, records and other information relevant to the claim, without regard to whether such information was relied upon by the Administrator in making the initial benefit determination. In addition, if the appeal is based in whole or in part on a medical judgment, including determinations with regard to whether a particular treatment, drug, or other item is experimental, investigational, or not medically necessary or appropriate, then the Appropriate Named Fiduciary will consult with a health care professional who has appropriate training and experience in the field of medicine involved in the medical judgment, provided, however, that any such health care professional cannot be an individual who was consulted in connection with the initial denial that is the subject of the appeal, nor the subordinate of any such individual. The Claimant will also be given the identification of medical or vocational experts whose advice was obtained on behalf of the Plan in connection with a Claimant's initial denial, without regard to whether the advice was relied upon in making the benefit determination. As a result of this review, the Appropriate Named Fiduciary will, in its sole and complete discretion, determine whether to uphold all or part of the initial claim denial.

(c)     Notice of Denial. If the Appropriate Named Fiduciary determines pursuant the review under paragraph (b) above that all or part of the initial denial should be upheld, the Administrator will send the Claimant a written or electronic notice informing the Claimant of its decision to uphold all or part of the initial denial. The notice of denial must be written in a manner calculated to be understood by the Claimant and must contain (a) the specific reason or reasons for the denial; (b) a specific reference to pertinent Plan provisions on which the denial is based; (c) a statement that the Claimant is entitled to receive, upon request and free of charge, reasonable access to and copies of all documents and other information relevant to the claim; and (d) an explanation of the Claimant's right to request arbitration and the applicable time limits for doing so.

(d)     When the Notice Must Be Given. If the Administrator is serving as the Appropriate Named Fiduciary, the notice will be given within a reasonable period of time (but no later than 45 days) after the date the Appropriate Named Fiduciary receives the request for appeal, unless special circumstances require an extension of time for reviewing the claim. In no event may the extension exceed 45 days from the end of the initial 45-day period. If an extension is necessary, prior to the expiration of the initial 45-day period, the Administrator will send the Claimant a written notice, indicating the special circumstances requiring an extension and the date by which the Appropriate Named Fiduciary expects to render a decision. However, if the Committee is serving as the Appropriate Named Fiduciary and the Committee holds regularly scheduled meetings on a quarterly or more frequent basis, notice will be given at the next regularly scheduled meeting if the Committee receives the written request for appeal more than 30 days prior to its next regularly scheduled meeting, or at the regularly scheduled meeting immediately following the next regularly scheduled meeting if the Committee receives the written request for appeal within 30 days of the next regularly scheduled meeting. If special circumstances require an extension, the decision may be postponed to the third regularly scheduled meeting following the Committee's receipt of the written request for appeal if, prior to the expiration of the initial time period for review, the Claimant is provided with written notice indicating the special circumstances requiring an extension and the date by which the Committee expects to render a decision. If the extension is required because the Claimant has not provided information that is necessary to decide the claim, the Committee may suspend the review period from the date on which notice of the extension is sent to the Claimant until the date the Claimant responds to the request for additional information. The Committee must notify the Claimant of its decision as soon as possible, but not later than 5 days after the decision is made.

Voluntary Arbitration

If a Claimant wishes to contest a final decision of the Appropriate Named Fiduciary and voluntarily chooses not to bring a civil action under ERISA §502(a) following an adverse benefit determination on appeal, then the Claimant and the Appropriate Named Fiduciary may agree to arbitration. If a Claimant agrees to arbitration, then a written request for arbitration must be filed by the Claimant (or the Claimant's authorized representative) with the Administrator within 60 days (or such additional time as the Administrator may deem appropriate) after the date the Claimant receives the written decision of the Appropriate Named Fiduciary. The Claimant and the Administrator will each name an arbitrator within 20 days after the Administrator receives the Claimant's written request for arbitration. The two arbitrators will jointly name a third arbitrator within 15 days after their appointment. If either party fails to select an arbitrator within the 20 day period, or if the two arbitrators fail to select a third arbitrator within 15 days after their appointment, then the Administrator will determine that either (a) the arbitration will cease, or (b) the presiding judge of the county court (or its equivalent) in the county in which the principal office of the Sponsoring Employer is located will appoint the other arbitrator or arbitrators. The arbitrators will render a decision within 60 days after the appointment of the third arbitrator and will conduct all proceedings pursuant to the laws of the state in which the Sponsoring Employer's principal place of business is located and in accordance with the then current Rules of the American Arbitration Association governing commercial transactions, to the extent such rules are not inconsistent with applicable state law. The cost of arbitration will be borne by the losing party or, if the decision is not clearly in favor of one party or the other, as determined by the arbitrators. Pursuant to the Claimant's voluntary choice to pursue arbitration, the arbitrators' decision will be final, binding and unappealable.

By ________________________________________          Date_____________________________________

     For the Plan Administrator

Universal Orlando 401(k) Retirement Plan

Administrative Policy Regarding Elective Deferrals

In accordance with paragraph 3.2(a) of the Universal Orlando 401(k) Retirement Plan (the "Plan"), the rules and procedures set forth below govern Elective Deferrals made to the Plan on behalf of Participants. The terms used in this administrative policy will have the same meaning ascribed to those terms in the Plan (or in some cases, in the summary plan description).

Elective Deferral Percentage

Each Participant may enter into a Salary Deferral Agreement authorizing the Employer to withhold a portion of the Participant's Compensation in whole percentage increments of Compensation. A Participant can also specify that a different percentage apply to different components of the Participant's Compensation (such as base salary, bonuses, etc.). However, the Administrator can direct that any election be rounded to the next highest or lowest dollar or percentage. All elections are subject to the following limits:

•     Minimum Elective Deferral Percentage. There is no minimum Elective Deferral percentage.

•     Maximum Elective Deferral Percentage. The maximum Elective Deferral is 100% of a Participant's Compensation per Plan Year.

•     Catch-Up Contributions. Catch-Up Contributions are permitted.

•     Status of Elective Deferrals Voluntarily Withheld. Elective Deferrals voluntarily withheld at a Participant's election under a Salary Deferral Agreement will be irrevocably considered Pre-Tax Elective Deferrals.

Changing Salary Deferral Agreements

After a Participant's initial election in his or her Salary Deferral Agreement, the Salary Deferral Agreement can be changed by filing a new agreement with the Administrator at any time during the Plan Year. A Participant can also suspend or cancel his or her Salary Deferral Agreement at any time upon reasonable notice to the Administrator, but the Participant will not thereafter be permitted to put a new Salary Deferral Agreement into effect until the first available date the Participant would otherwise be entitled to change an existing Salary Deferral Agreement as described in the preceding sentence.

If necessary to insure that the Plan satisfies the ADP Test or upon a Participant reaching the Elective Deferral limit of Code §402(g) with respect to the Participant's Elective Deferrals in the Plan, the Sponsoring Employer can temporarily suspend a Participant's Salary Deferral Agreement by notifying the Participant.

By ________________________________________          Date_____________________________________

     For the Plan Administrator

Universal Orlando 401(k) Retirement Plan
Safe Harbor 401(k) Addendum

Until a superseding Addendum is executed by the Sponsoring Employer, any Safe Harbor 401(k) Contributions made to the Plan will be made in accordance with the terms of the Plan and with the terms of this addendum.

Section 1. ADP Safe Harbor Contributions

1.1     Type of ADP Safe Harbor Contribution. The Employer will make an ADP Safe Harbor Matching Contribution for each Safe Harbor Participant equal to the sum of (a) 100% of the Participant's Elective Deferrals that do not exceed 3% of his or her Compensation for the Plan Year, plus (b) 50% of the Participant's Elective Deferrals that exceed 3% but do not exceed 5% percent of his or her Compensation for the Plan Year.

1.2     Eligibility and Entry Date Requirements for ADP Safe Harbor Contributions. An Eligible Employee will be eligible to enter the Plan as a Participant for the purpose of receiving allocations of ADP Safe Harbor Contributions made to the Plan in accordance with the following provisions:

(a)     Eligible Employees. For purposes of this Section 1.2, all Employees are Eligible Employees except for the following ineligible classes of Employees: (1) Employees whose employment is governed by a collective bargaining agreement between Employee representatives and the Employer in which retirement benefits were the subject of good faith bargaining unless such collective bargaining agreement expressly provides for the inclusion of such Employees as Participants; (2) Employees who are non-resident aliens who do not receive earned income (within the meaning of Code §911(d)(2)) from the Employer which constitutes income from sources within the United States (within the meaning of Code §861(a)(3)); and (3) Employees who are employed by an Affiliated Employer which is not an Adopting Employer.

(b)     Eligibility Requirements. There shall be no service requirement for any salaried Eligible Employee described in Section 2.1(a)(2) who is also a salaried Employee exempt from the overtime requirements of the Fair Labor Standards Act and who is not a Highly Compensated Employee. All other Eligible Employees (hourly employees and Highly Compensated Employees) described in Section 1.2(a) will be eligible to enter the Plan as a Participant on the applicable entry date described in Section 1.2(c) after being credited with 1 Year of Service .

(c)     Entry Date. For purposes of this Section 1.2, an Eligible Employee described in Section 1.2(a) who has satisfied the eligibility requirements in Section 1.2(b) who is exempt from the overtime requirements of the Fair Labor Standards Act and who is not a Highly Compensated Employee will enter the Plan on such Employee’s Date of Hire. If such Employee subsequently becomes a Highly Compensated Employee, participation will be suspended for that Employee until the Employee has completed the eligibility requirements otherwise applicable to Highly Compensated Employees. All Eligible Employees described in Section 1.2(a) who are hourly employees or Highly Compensated Employees will enter the Plan as a Participant on the January 1st, the April 1st, the July 1st, or the October 1st coincident with or following the date such requirements are satisfied.

1.3     Vesting of ADP Safe Harbor Contributions. A Participant's Vested Interest in his or her ADP Safe Harbor Contribution Account will be 100% at all times.

1.4     Compensation Used For ADP Safe Harbor Contribution Purposes. In determining the Employer's ADP Safe Harbor Contribution, the term Compensation means a Participant's Code §415 Safe Harbor Compensation received during a Compensation Determination Period. For purposes of this paragraph, (1) a Compensation Determination Period is the Plan Year; and (2) any elective contributions as defined under Code §402(g) which are contributed or deferred by the Employer at the election of the Employee which are not includible in gross income by reason of Code §125, §132(f)(4), §401(k), §402(h), §403(b), §457(b) and §414(h)(2) will be included in Compensation. In addition, any amount received under the following circumstances will not be considered Compensation for purposes of this paragraph: (1) amounts received prior to the date the Employee becomes a Participant in the ADP Safe Harbor Contribution component of the Plan; (2) amounts received by an Employee while an Employee is a member of an ineligible class of Employees with respect to the ADP Safe Harbor Contribution component of the Plan; (3) amounts set forth in Regulation §1.414(s)-1(c)(3) (i.e., reimbursements or other expense allowances, including fringe benefits (cash and non-cash), moving expenses, deferred compensation and welfare benefits, even if includible in gross income); and (4) Tuition Reimbursement; Service Awards.

1.4     Distribution of ADP Safe Harbor Contributions. With regard to a Participant who Terminates Employment because of retirement on or after Normal Retirement Age, death or Disability, his or her ADP Safe Harbor Contribution Account will be distributed within an administratively reasonable time after such Termination of Employment. With regard to a Participant who Terminates Employment for any other reason, his or her ADP Safe Harbor Contribution Account will be distributed within an administratively reasonable time after the Participant requests payment.

1.5     Pre-Retirement Distributions. A Participant who is still an Employee who has reached Age 59½ can take a distribution of up to 100% of his or her ADP Safe Harbor Contribution Account.

Section 2. Signature of Sponsoring Employer and Execution Date

By____________________________________________     Dated _____________________________________